UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Institutional S&P 200 Stock Index Fund

Dreyfus Tax Managed Growth Fund

Dreyfus Unconstrained Bond Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Bond Market Index Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA, and Stephanie Shu, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Bond Market Index Fund’s Class I shares produced a total return of -2.27%, and its Investor shares produced a total return of -2.42%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of -2.05% for the same period.2

Investment-grade U.S. fixed-income securities produced negative returns, on average, over the reporting period in an environment of economic growth and rising interest rates. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Rising Interest Rates and Volatility Dampened U.S. Bond Returns

In general, investment-grade debt lost varying degrees of value over the period. In late 2017, the U.S. Federal Reserve (the “Fed”) began to unwind its balance sheet through a reduction in purchases of mortgage-backed securities. Longer-term interest rates climbed during this time. Corporate debt soundly outperformed like-duration Treasuries. A shift occurred early in 2018. While the U.S. economy continued to strengthen, other developed countries started to slow. Equity markets corrected, spooked by rising rates and talk of potential changes to trade policies. The volatility caused concern, sparking a flight to quality. Corporate debt gave up some of its earlier return. However, some asset classes, such as corporate high-yield debt, recovered and outperformed during the last half of the period. At the end of the 12 months, despite the strong fundamentals of the broader market, investment-grade corporate debt, depressed by increased volatility from trade disputes and rising rates, lagged in performance.

During the period, the Fed increased rates four times. Each time, an increase of 25 basis points was instituted. Over the 12 months, the interest rates on the 2-, 10-, and 30-year Treasuries rose from 1.61%, 2.37%, and 2.85% on November 1, 2017, to 2.87%, 3.15%, and 3.39%, respectively, on October 31, 2018. While rates across all maturities rose during the period, the yield curve flattened.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Corporate Bonds Hurt by Trade Uncertainty

Most bond market sectors, including corporate-backed securities, produced negative returns over the reporting period. Corporate bonds experienced some weakness later in the reporting period, when yield differences widened across the market’s credit-quality range, due to rate increases and uncertainty surrounding trade tariffs. These developments more than offset more positive influences, including lower corporate tax rates, rising earnings, and favorable business conditions in the constructive economy. As a result, most industry groups within the corporate bond market—with the notable exception of the energy and communications industries—underperformed broader market averages.

Some asset-backed securities eked out a small positive return during the reporting period, such as commercial mortgage-backed securities (CMBS). They are only a small part of the Index. Mortgage-backed securities have been directional with Treasuries over the period. Their prices have been under pressure due to supply-and-demand dynamics.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

We expect additional, short-term interest-rate hikes from the Fed over the remainder of 2018 and into 2019, as monetary policymakers respond to economic growth.

November 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund Investor shares and Class I shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Bond Market Index Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/18
	1 Year	5 Years	10 Years
Class I shares	-2.27%	1.62%	3.64%
Investor shares	-2.42%	1.37%	3.38%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$2.01	$.76
Ending value (after expenses)	$996.60	$997.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Investor Shares	Class I
Expenses paid per $1,000†	$2.04	$.77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4%
Advertising - .2%
Interpublic Group of Companies, Sr. Unscd. Notes	3.50	10/1/2020	300,000	299,784
Interpublic Group of Companies, Sr. Unscd. Notes	3.75	10/1/2021	300,000	300,063
Interpublic Group of Companies, Sr. Unscd. Notes	4.20	4/15/2024	500,000	497,427
Interpublic Group of Companies, Sr. Unscd. Notes	4.65	10/1/2028	300,000	296,215
Interpublic Group of Companies, Sr. Unscd. Notes	5.40	10/1/2048	300,000	283,514
Omnicom Group, Sr. Unscd. Notes	3.63	5/1/2022	500,000	494,328
WPP Finance 2010, Gtd. Notes	3.75	9/19/2024	350,000	333,854
				2,505,185
Aerospace & Defense - .4%
Harris, Sr. Unscd. Notes	5.05	4/27/2045	350,000	361,130
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	500,000	453,650
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000	229,747
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	500,000	467,117
Northrop Grumman, Sr. Unscd. Notes	3.50	3/15/2021	200,000	200,202
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000	143,915
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/2031	500,000	653,709
Raytheon, Sr. Unscd. Debs.	7.20	8/15/2027	150,000	185,434
United Technologies, Sr. Unscd. Notes	3.10	6/1/2022	600,000	589,246
United Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000	101,368
United Technologies, Sr. Unscd. Notes	3.65	8/16/2023	225,000	222,719
United Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000	207,075
United Technologies, Sr. Unscd. Notes	4.50	6/1/2042	380,000	361,492
United Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000	101,169

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Aerospace & Defense - .4% (continued)
United Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000		328,966
United Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000		58,689
				4,665,628
Agriculture - .3%
Altria Group, Gtd. Notes	2.85	8/9/2022	500,000		486,196
Altria Group, Gtd. Notes	4.25	8/9/2042	500,000		441,612
BAT Capital, Gtd. Notes	2.76	8/15/2022	350,000	[a]	335,340
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	[a]	292,944
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	[a]	284,778
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	[a]	161,131
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/2022	600,000		576,404
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	650,000		612,038
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000		247,015
				3,437,458
Airlines - .1%
American Airlines, Scd. Notes, Ser. AA	3.58	7/15/2029	492,885		477,723
United Airlines, Pass Thru Certs., Ser. 2013-1, Cl. A	4.30	8/15/2025	802,487		816,618
				1,294,341
Asset-Backed Ctfs./Auto Receivables - .3%
BMW Vehicle Owner Trust, Ser. 2018-A	2.51	6/25/2024	1,000,000		982,181
GM Financial Automobile Leasing, Ser. 2018-A, Cl. A3	2.61	1/20/2021	500,000		497,159
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A3	1.75	10/15/2021	1,000,000		985,553
Toyota Auto Receivables Owner Trust, Ser. 2016-C, Cl. A4	1.32	11/15/2021	1,000,000		979,671
				3,444,564
Asset-Backed Ctfs./Credit Cards - .3%
Capital One Multi-Asset Execution Trust, Ser. 2017-A3, Cl. A3	2.43	1/15/2025	280,000		273,054

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Asset-Backed Ctfs./Credit Cards - .3% (continued)
Capital One Multi-Asset Execution Trust, Ser. 2017-A4, Cl. A4	1.99	7/17/2023	500,000	489,345
Chase Issuance Trust, Ser. 2017-A4, Cl. A4	1.84	4/15/2022	500,000	491,163
Citibank Credit Card Issuance Trust, Ser. 2014-A5, Cl. A5	2.68	6/7/2023	500,000	492,864
Discover Card Execution Note Trust, Ser. 2017-A2, Cl. A2	2.39	7/15/2024	1,250,000	1,217,204
				2,963,630
Automobiles & Components - .5%
American Honda Finance, Sr. Unscd. Bonds, Ser. A	2.15	3/13/2020	350,000	345,104
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000	393,263
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	479,614
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000	273,111
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/2028	400,000	410,553
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	160,000	134,444
Ford Motor Credit, Sr. Unscd. Notes	3.20	1/15/2021	750,000	732,287
Ford Motor Credit, Sr. Unscd. Notes	4.38	8/6/2023	400,000	389,734
Ford Motor Credit, Sr. Unscd. Notes	8.13	1/15/2020	571,000	598,621
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000	164,830
General Motors, Sr. Unscd. Notes	5.15	4/1/2038	90,000	79,757
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000	296,161
General Motors Financial, Gtd. Notes	3.20	7/13/2020	500,000	495,875
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000	478,925
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000	[b] 195,656
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/2020	500,000	494,567
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/2023	500,000	482,891
				6,445,393

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5%
Australia & New Zealand Banking Group, Sr. Unscd. Notes	2.30	6/1/2021	350,000	339,321
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000	356,128
Bank of America, Sr. Unscd. Bonds	2.63	4/19/2021	610,000	598,814
Bank of America, Sr. Unscd. Notes	2.37	7/21/2021	500,000	490,544
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000	716,749
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	1,030,000	980,853
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000	297,520
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000	149,020
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000	65,853
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000	144,589
Bank of America, Sr. Unscd. Notes	4.13	1/22/2024	500,000	503,335
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000	151,148
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000	177,735
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000	512,386
Bank of America, Sr. Unscd. Notes	5.63	7/1/2020	800,000	830,391
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000	481,072
Bank of Montreal, Sr. Unscd. Notes	2.10	12/12/2019	500,000	494,559
Bank of Nova Scotia, Sr. Unscd. Notes	2.80	7/21/2021	600,000	590,345
Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000	495,149
Barclays, Sr. Unscd. Notes	3.20	8/10/2021	500,000	489,319
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000	186,869
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000	192,157
Barclays Bank, Sub. Notes	5.14	10/14/2020	500,000	511,405

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
BB&T, Sr. Unscd. Notes	2.45	1/15/2020	1,000,000		991,219
BB&T, Sr. Unscd. Notes	3.70	6/5/2025	300,000		297,107
BNP Paribas, Gtd. Notes	5.00	1/15/2021	500,000		516,076
BPCE, Gtd. Notes	4.00	4/15/2024	200,000		200,393
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/2021	300,000		308,917
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000		691,063
Citigroup, Sr. Unscd. Bonds	2.90	12/8/2021	500,000		488,806
Citigroup, Sr. Unscd. Bonds	4.28	4/24/2048	480,000	[b]	441,661
Citigroup, Sr. Unscd. Notes	2.40	2/18/2020	250,000		247,336
Citigroup, Sr. Unscd. Notes	2.65	10/26/2020	1,250,000		1,231,498
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	500,000		481,213
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000		469,326
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000		53,343
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000		96,566
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000		145,520
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	350,000		335,965
Citigroup, Sr. Unscd. Notes	5.88	1/30/2042	400,000		453,357
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000		114,034
Citigroup, Sub. Notes	4.05	7/30/2022	250,000		251,308
Citigroup, Sub. Notes	5.50	9/13/2025	500,000		525,193
Citizens Bank, Sr. Unscd. Notes	2.45	12/4/2019	500,000		496,358
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/2022	1,000,000		991,606
Cooperatieve Rabobank, Sr. Unscd. Notes	2.50	1/19/2021	400,000		391,406

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
Credit Suisse, Sr. Unscd. Notes	4.38	8/5/2020	1,000,000	1,016,634
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/2025	500,000	479,314
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/2045	280,000	274,830
Deutsche Bank, Sr. Unscd. Notes	4.25	10/14/2021	290,000	287,884
Development Bank of Japan, Sr. Unscd. Notes	2.00	10/19/2021	500,000	481,225
Discover Bank, Sr. Unscd. Notes	3.45	7/27/2026	500,000	461,037
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	389,952
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/2022	600,000	595,463
First Tennessee Bank, Sr. Unscd. Notes	2.95	12/1/2019	500,000	497,750
Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000	194,360
Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/2021	500,000	481,493
Goldman Sachs Group, Sr. Unscd. Notes	2.60	4/23/2020	500,000	495,043
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/2020	1,000,000	988,660
Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000	494,387
Goldman Sachs Group, Sr. Unscd. Notes	3.75	5/22/2025	1,000,000	969,693
Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000	141,067
Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000	700,331
Goldman Sachs Group, Sr. Unscd. Notes	4.41	4/23/2039	100,000	94,048
Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/2041	700,000	815,296
Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000	126,570
Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000	583,330
HSBC Holdings, Sr. Unscd. Notes	3.40	3/8/2021	600,000	597,266
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000	283,749

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
HSBC Holdings, Sr. Unscd. Notes	5.10	4/5/2021	750,000	775,992
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000	493,831
HSBC Holdings, Sub. Notes	6.50	5/2/2036	850,000	975,671
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.45	10/20/2021	500,000	479,915
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.91	11/13/2020	300,000	294,607
ING Groep, Sr. Unscd. Notes	3.15	3/29/2022	300,000	291,994
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000	385,783
JPMorgan Chase & Co, Sr. Unscd. Notes	3.80	7/23/2024	140,000	139,221
JPMorgan Chase & Co, Sr. Unscd. Notes	4.20	7/23/2029	150,000	147,923
JPMorgan Chase & Co., Sr. Unscd. Notes	2.25	1/23/2020	1,000,000	988,332
JPMorgan Chase & Co., Sr. Unscd. Notes	2.40	6/7/2021	1,240,000	1,208,538
JPMorgan Chase & Co., Sr. Unscd. Notes	2.78	4/25/2023	300,000	290,467
JPMorgan Chase & Co., Sr. Unscd. Notes	3.09	4/26/2021	300,000	298,918
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	1,000,000	979,483
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	472,709
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	126,096
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000	91,597
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000	175,802
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000	194,208
JPMorgan Chase & Co., Sr. Unscd. Notes	4.25	10/15/2020	500,000	507,852
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000	369,686
JPMorgan Chase & Co., Sr. Unscd. Notes	6.40	5/15/2038	650,000	782,946
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000	467,113

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		491,688
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/2026	500,000		490,556
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		384,573
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		117,727
KFW, Govt. Gtd. Bonds	0.00	6/29/2037	250,000	[c]	129,320
KFW, Govt. Gtd. Bonds	2.13	6/15/2022	320,000		309,200
KFW, Govt. Gtd. Bonds	4.00	1/27/2020	1,000,000		1,013,428
KFW, Govt. Gtd. Notes	1.50	6/15/2021	765,000		735,363
KFW, Govt. Gtd. Notes	1.63	3/15/2021	1,900,000		1,839,260
KFW, Govt. Gtd. Notes	2.00	5/2/2025	1,100,000		1,022,178
KFW, Govt. Gtd. Notes	2.13	3/7/2022	620,000	[b]	600,714
KFW, Govt. Gtd. Notes	2.38	12/29/2022	305,000		295,810
Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000		287,801
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.38	6/10/2025	500,000		474,952
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000		483,682
Llyods Banking Group, Sub. Notes	4.58	12/10/2025	820,000		792,153
Manufacturers & Traders Trust Co., Sr. Unscd. Notes	2.10	2/6/2020	500,000		493,494
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.00	2/22/2022	500,000		490,310
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.54	7/26/2021	300,000		300,462
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/2027	500,000		482,772
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000		298,666
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000		195,157
Mizuho Financial Group, Sr. Unscd. Bonds	2.27	9/13/2021	500,000		481,339

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/2026	500,000	453,412
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000	145,307
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000	359,479
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	500,000	496,779
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000	170,793
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000	491,494
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000	467,180
Morgan Stanley, Sr. Unscd. Notes	5.50	1/26/2020	1,000,000	1,026,651
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	380,208
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000	473,281
Morgan Stanley, Sub. Notes	4.10	5/22/2023	500,000	499,962
National Australia Bank, Sr. Unscd. Bonds	2.50	7/12/2026	500,000	446,736
National Australia Bank, Sr. Unscd. Notes	2.63	7/23/2020	260,000	256,842
Northern Trust, Sub. Notes	3.95	10/30/2025	846,000	853,825
Oesterreichische Kontrollbank, Govt. Gtd. Notes	1.50	10/21/2020	500,000	485,461
PNC Bank, Sr. Unscd. Notes	2.60	7/21/2020	500,000	494,100
PNC Bank, Sr. Unscd. Notes	2.63	2/17/2022	500,000	485,483
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000	497,376
Royal Bank of Canada, Sr. Unscd. Bonds	2.15	3/6/2020	750,000	740,723
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/2022	300,000	310,639
Royal Bank Scotland Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000	493,689
Santander UK, Sr. Unscd. Notes	2.38	3/16/2020	750,000	740,820
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	10/16/2020	500,000	493,126

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
Skandinaviska Enskilda, Sr. Unscd. Notes	1.88	9/13/2021	250,000	238,153
State Street, Sr. Unscd. Notes	2.55	8/18/2020	310,000	306,834
State Street, Sr. Unscd. Notes	3.55	8/18/2025	290,000	283,563
State Street, Sr. Unscd. Notes	3.70	11/20/2023	250,000	250,051
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000	281,801
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000	151,639
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000	487,370
SunTrust Bank, Sr. Unscd. Bonds	2.25	1/31/2020	500,000	494,244
SunTrust Bank, Sr. Unscd. Notes	2.75	5/1/2023	500,000	479,376
Toronto-Dominion Bank, Sr. Unscd. Notes	2.50	12/14/2020	500,000	492,452
Toronto-Dominion Bank, Sr. Unscd. Notes	3.00	6/11/2020	500,000	498,617
Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000	348,658
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/2022	900,000	886,430
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000	347,015
Wells Fargo & Co., Sr. Unscd. Notes	2.10	7/26/2021	620,000	595,459
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	470,000	455,519
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	500,000	480,580
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	487,608
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	491,922
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	1,000,000	942,669
Wells Fargo & Co., Sub. Notes	4.75	12/7/2046	500,000	478,060
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/2023	500,000	488,852
Wells Fargo Bank, Sr. Unscd. Notes	2.15	12/6/2019	500,000	494,959

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Banks - 6.5% (continued)
Wells Fargo Bank, Sr. Unscd. Notes	3.33	7/23/2021	350,000	348,862
Westpac Banking, Sr. Unscd. Notes	2.60	11/23/2020	1,000,000	985,774
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000	183,967
				77,817,003
Beverage Products - .6%
Anheuser-Busch InBev Finance, Gtd. Notes	2.63	1/17/2023	500,000	474,029
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/2021	549,063	538,532
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/2026	615,000	584,233
Anheuser-Busch InBev Finance, Gtd. Notes	3.70	2/1/2024	500,000	490,668
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000	591,005
Anheuser-Busch InBev Finance, Gtd. Notes	4.70	2/1/2036	590,000	564,259
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	500,000	480,495
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	500,000	451,876
Coca-Cola, Sr. Unscd. Notes	3.30	9/1/2021	750,000	754,978
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000	248,202
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	215,000	[a] 213,929
Molson Coors Brewing, Gtd. Notes	2.10	7/15/2021	500,000	478,983
Molson Coors Brewing, Gtd. Notes	4.20	7/15/2046	150,000	126,871
PepsiCo, Sr. Unscd. Notes	2.15	10/14/2020	810,000	796,264
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	500,000	493,854
PepsiCo, Sr. Unscd. Notes	4.45	4/14/2046	210,000	211,565
				7,499,743
Building Materials - .0%
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	100,000	99,529

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Building Materials - .0% (continued)
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	137,000	153,280
				252,809
Chemicals - .3%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000	357,347
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/2020	300,000	303,895
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	2.80	2/15/2023	250,000	242,254
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	4.15	2/15/2043	300,000	269,750
Eastman Chemical, Sr. Unscd. Notes	3.80	3/15/2025	378,000	367,005
LYB International Finance, Gtd. Notes	4.00	7/15/2023	350,000	350,277
Methanex, Sr. Unscd. Notes	3.25	12/15/2019	465,000	462,436
Mosaic, Sr. Unscd. Notes	4.25	11/15/2023	300,000	301,855
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	500,000	483,116
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	500,000	495,072
Praxair, Sr. Unscd. Notes	2.45	2/15/2022	400,000	388,199
Sherwin-Williams, Sr. Unscd. Notes	4.50	6/1/2047	100,000	90,147
				4,111,353
Commercial & Professional Services - .2%
Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000	149,885
Ecolab, Sr. Unscd. Notes	2.70	11/1/2026	250,000	229,122
Ecolab, Sr. Unscd. Notes	4.35	12/8/2021	164,000	168,283
Moody's, Sr. Unscd. Notes	3.25	6/7/2021	250,000	248,664
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	750,000	638,238
S&P Global, Gtd. Notes	4.40	2/15/2026	230,000	234,517
Stanford Unversity, Unscd. Bonds	3.65	5/1/2048	30,000	28,030
Total System Services, Sr. Unscd. Notes	4.80	4/1/2026	500,000	510,062

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Commercial & Professional Services - .2% (continued)
University of Southern California, Sr. Unscd. Notes	5.25	2/15/2041	40,000		44,620
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000		229,377
				2,480,798
Commercial Mortgage Pass-Through Ctfs. - 1.9%
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000		485,898
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	1,000,000		995,797
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.16	10/10/2046	750,000		775,064
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000		203,280
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000		1,025,407
Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates Ser. K039, Cl. A2	3.30	7/25/2024	1,000,000	[d]	994,857
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A	3.33	5/25/2025	1,000,000	[d]	991,782
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[d]	1,212,820
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.08	6/25/2027	975,000	[d]	929,842
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/5/2027	687,302	[d]	670,143
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	2.99	12/25/2027	1,000,000	[d]	945,434
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.39	7/1/2028	750,000	[d]	728,012
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	500,000		503,606
GS Mortgage Securities Trust, Ser. 2015-GC28, Cl. AAB	3.21	2/10/2048	750,000		742,732
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	1,000,000		971,991
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/2045	500,000		511,948
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000		719,827

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.9% (continued)
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	2,000,000	1,986,325
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,136,697
Morgan Stanley Capital I Trust, Ser. 2012-C4, Cl. AS	3.77	3/15/2045	720,000	722,060
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	2,000,000	1,884,122
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	1,412,000	1,395,943
Wells Fargo Commercial Mortgage Trust, Ser. 2017-RC1, Cl. A2	3.12	1/15/2060	500,000	493,565
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44	4.21	5/15/2051	900,000	910,524
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	472,005	468,359
				22,406,035
Consumer Discretionary - .1%
Carnival, Gtd. Notes	3.95	10/15/2020	300,000	303,724
Hasbro, Sr. Unscd. Notes	3.15	5/15/2021	450,000	444,034
Marriott International, Sr. Unscd. Notes, Ser. N	3.13	10/15/2021	600,000	591,966
				1,339,724
Consumer Durables & Apparel - .0%
Nike, Sr. Unscd. Notes	2.25	5/1/2023	300,000	284,705
Nike, Sr. Unscd. Notes	3.63	5/1/2043	300,000	267,007
				551,712
Consumer Staples - .2%
Church & Dwight Co., Sr. Unscd. Notes	3.95	8/1/2047	300,000	263,015
Clorox, Sr. Unscd. Notes	3.80	11/15/2021	200,000	202,249
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/2021	500,000	488,992
Newell Rubbermaid, Sr. Unscd. Notes	5.50	4/1/2046	350,000	302,274

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Consumer Staples - .2% (continued)
Procter & Gamble, Sr. Unscd. Notes	2.30	2/6/2022	500,000	487,081
Unilever Capital, Gtd. Notes	5.90	11/15/2032	250,000	301,336
				2,044,947
Diversified Financials - .6%
Aercap Ireland, Gtd. Notes	3.50	5/26/2022	500,000	487,697
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/2022	500,000	495,359
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000	237,148
Air Lease, Sr. Unscd. Notes	3.75	2/1/2022	100,000	99,513
American Express, Sub. Notes	3.63	12/5/2024	500,000	489,098
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000	286,638
Blackrock, Sr. Unscd. Notes	3.50	3/18/2024	250,000	249,441
Blackrock, Sr. Unscd. Notes, Ser. 2	5.00	12/10/2019	250,000	255,406
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000	238,867
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	1,000,000	865,511
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000	356,584
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000	70,395
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000	249,708
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	37,187
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000	154,562
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000	196,153
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000	251,445
Nomura Holdings, Sr. Unscd. Notes	6.70	3/4/2020	350,000	365,053
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000	475,479
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/2022	200,000	195,556

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Diversified Financials - .6% (continued)
Visa, Sr. Unscd. Notes	2.20	12/14/2020	400,000	391,948
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000	49,367
Visa, Sr. Unscd. Notes	4.15	12/14/2035	270,000	270,853
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000	198,367
				6,967,335
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	110,022
Electronic Components - .2%
Allegion US Holding, Gtd. Notes	3.20	10/1/2024	400,000	370,632
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000	505,605
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000	40,802
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000	250,561
Fortive, Sr. Unscd. Notes	2.35	6/15/2021	250,000	241,905
Keysight Technologies, Sr. Unscd. Notes	3.30	10/30/2019	500,000	499,386
				1,908,891
Energy - 2.8%
Anadarko Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	150,000	163,236
Anadarko Petroleum, Sr. Unscd. Notes	6.60	3/15/2046	250,000	277,317
Apache, Sr. Unscd. Notes	6.00	1/15/2037	212,000	224,939
Baker Hughes, Sr. Unscd. Notes, Ser. WI	3.20	8/15/2021	382,000	378,703
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	800,000	768,348
BP Capital Markets, Gtd. Notes	3.25	5/6/2022	700,000	693,398
BP Capital Markets, Gtd. Notes	3.28	9/19/2027	610,000	575,076
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000	294,324
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000	296,585

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Energy - 2.8% (continued)
Canadian Natural Resources, Sr. Unscd. Notes	3.90	2/1/2025	250,000		243,143
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000		225,955
Cenovus Energy, Sr. Unscd. Notes	4.25	4/15/2027	500,000	[b]	472,278
Chevron, Sr. Unscd. Notes	2.42	11/17/2020	640,000		631,151
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000		278,017
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		160,232
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/2023	500,000		478,046
Columbia Pipeline Group, Gtd. Notes	3.30	6/1/2020	500,000		498,096
Concho Resources, Gtd. Notes	4.30	8/15/2028	400,000		390,964
Concho Resources, Gtd. Notes	4.85	8/15/2048	250,000		238,386
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000		56,922
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000		159,391
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		304,948
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/2029	125,000		154,277
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		75,592
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/2043	300,000		336,750
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/2044	250,000		217,834
Enbridge, Sr. Unscd. Notes	4.25	12/1/2026	500,000		492,160
Enbridge Energy Partners, Sr. Unscd. Notes	5.50	9/15/2040	370,000		379,811
Enbridge Energy Partners, Sr. Unscd. Notes	5.88	10/15/2025	250,000		272,433
Energy Transfer Partners, Gtd. Notes	5.15	2/1/2043	500,000		442,186
Enterprise Products, Gtd. Notes	4.25	2/15/2048	75,000		66,556
Enterprise Products Operating, Gtd. Notes	3.35	3/15/2023	600,000		588,134

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Energy - 2.8% (continued)
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000	193,345
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000	487,088
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	400,000	375,445
Exxon Mobil, Sr. Unscd. Notes	2.22	3/1/2021	500,000	488,689
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	500,000	483,455
Halliburton, Sr. Unscd. Bonds	3.80	11/15/2025	415,000	404,352
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000	235,530
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000	239,639
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/2026	480,000	501,861
Kerr-McGee, Gtd. Notes	6.95	7/1/2024	300,000	336,244
Kinder Morgan, Gtd. Notes	4.30	3/1/2028	500,000	484,304
Kinder Morgan Energy Partner, Gtd. Notes	5.00	10/1/2021	300,000	309,558
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000	486,895
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	300,000	277,144
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000	402,159
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	300,000	341,536
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	500,000	460,232
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000	93,838
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000	512,685
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000	100,764
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	130,000	123,357
Nexen Energy, Gtd. Notes	5.88	3/10/2035	125,000	139,562
Noble Energy, Sr. Unscd. Notes	3.90	11/15/2024	500,000	486,649

25

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Energy - 2.8% (continued)
Noble Energy, Sr. Unscd. Notes	4.15	12/15/2021	539,000		543,260
Occidental Petroleum, Sr. Unscd. Bonds	3.00	2/15/2027	300,000		281,495
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	310,000		285,542
Occidental Petroleum, Sr. Unscd. Notes, Ser. 1	4.10	2/1/2021	400,000		405,674
ONEOK, Gtd. Notes	4.00	7/13/2027	300,000		288,157
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000		515,403
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000		68,081
Petroleos Mexicanos, Gtd. Bonds	5.50	6/27/2044	500,000		387,950
Petroleos Mexicanos, Gtd. Notes	4.88	1/18/2024	500,000		476,905
Petroleos Mexicanos, Gtd. Notes	5.35	2/12/2028	195,000	[a]	174,213
Petroleos Mexicanos, Gtd. Notes	6.00	3/5/2020	500,000		507,495
Petroleos Mexicanos, Gtd. Notes	6.35	2/12/2048	500,000	[a]	416,950
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/2027	570,000		553,755
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/2047	400,000		345,560
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000		196,685
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/2022	500,000		501,192
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000		291,974
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000		221,578
Regency Energy Partners, Gtd. Notes	4.50	11/1/2023	750,000		755,960
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000		603,238
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000		316,144
Shell International Finance, Gtd. Notes	1.88	5/10/2021	485,000		468,834
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000		173,092

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Energy - 2.8% (continued)
Shell International Finance, Gtd. Notes	3.25	5/11/2025	560,000	540,296
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000	253,513
Spectra Energy Partners, Sr. Unscd. Notes	5.95	9/25/2043	200,000	219,415
Statoil, Gtd. Notes	2.65	1/15/2024	500,000	477,232
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000	45,045
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000	353,302
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/2023	200,000	193,318
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/2043	200,000	172,630
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/2047	110,000	100,517
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000	85,066
Total Capital, Gtd. Notes	4.45	6/24/2020	450,000	458,630
Total Capital International, Gtd. Notes	3.75	4/10/2024	340,000	341,347
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/2023	500,000	496,029
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000	58,152
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000	83,775
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000	384,242
Valero Energy, Gtd. Notes	7.50	4/15/2032	170,000	208,781
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	315,000	361,611
Williams, Sr. Unscd. Notes	3.75	6/15/2027	150,000	139,933
Williams, Sr. Unscd. Notes	4.00	9/15/2025	100,000	96,807
Williams, Sr. Unscd. Notes	4.13	11/15/2020	500,000	504,775
Williams, Sr. Unscd. Notes	6.30	4/15/2040	400,000	426,143
				33,579,215

27

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	5.25	11/15/2021	500,000		525,275
Waste Management, Gtd. Notes	3.50	5/15/2024	500,000		489,163
				1,014,438
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000		245,250
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000		364,992
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000	[b]	73,763
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	165,000		159,555
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000		99,901
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	60,000		58,287
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000		57,775
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	110,000	[b]	106,513
General Mills, Sr. Unscd. Notes	5.40	6/15/2040	300,000		301,856
JM Smucker, Sr. Unscd. Notes	2.50	3/15/2020	500,000		495,522
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000		281,880
Kellogg, Sr. Unscd. Notes	4.15	11/15/2019	400,000		404,261
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/2020	390,000		386,112
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	400,000		334,697
Kraft Heinz Foods, Gtd. Notes	6.75	3/15/2032	525,000		600,258
Kroger, Gtd. Notes	7.50	4/1/2031	400,000		479,841
Kroger, Sr. Unscd. Notes	3.30	1/15/2021	300,000		298,784
Kroger, Sr. Unscd. Notes	3.70	8/1/2027	300,000	[b]	282,141
Sysco, Gtd. Notes	5.38	9/21/2035	200,000		214,661

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Food Products - .4% (continued)
Tyson Foods, Gtd. Bonds	5.15	8/15/2044	250,000		248,157
				5,248,956
Foreign/Governmental - 3.0%
African Development Bank, Sr. Unscd. Notes	1.38	2/12/2020	500,000		490,515
African Development Bank, Sr. Unscd. Notes	2.38	9/23/2021	500,000		490,358
African Development Bank, Sr. Unscd. Notes	2.63	3/22/2021	500,000		495,228
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		297,752
Alberta Government, Sr. Unscd. Notes	1.90	12/6/2019	500,000		494,472
Asian Development Bank, Sr. Unscd. Notes	1.75	6/8/2021	500,000		483,968
Asian Development Bank, Sr. Unscd. Notes	1.75	9/13/2022	295,000		280,524
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000	[b]	932,928
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000		492,325
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000	[b]	86,155
Chilean Government, Sr. Unscd. Notes	3.13	3/27/2025	500,000		479,470
Colombian Government, Sr. Unscd. Bonds	5.00	6/15/2045	500,000		474,005
Colombian Government, Sr. Unscd. Notes	3.88	4/25/2027	500,000		477,125
Council of Europe, Sr. Unscd. Notes	1.75	11/14/2019	500,000		494,474
European Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.75	11/26/2019	1,000,000		988,605
European Investment Bank, Sr. Unscd. Bonds	2.88	9/15/2020	1,000,000		998,064
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000	[b]	923,111
European Investment Bank, Sr. Unscd. Notes	2.00	3/15/2021	1,000,000		976,431
European Investment Bank, Sr. Unscd. Notes	2.25	3/15/2022	500,000		486,381
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		466,037
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000		296,909

29

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Foreign/Governmental - 3.0% (continued)
European Investment Bank, Sr. Unscd. Notes	2.88	12/15/2021	300,000		298,107
European Investment Bank, Unscd. Notes	2.88	8/15/2023	500,000		493,945
Export-Import Bank of Korea, Sr. Unscd. Notes	1.88	10/21/2021	500,000		475,883
Export-Import Bank of Korea, Sr. Unscd. Notes	4.00	1/14/2024	500,000		503,033
Finnish Government, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		30,005
FMS Wertmanagement, Govt. Gtd. Notes	1.75	3/17/2020	750,000		738,109
Hungarian Government, Sr. Unscd. Notes	6.38	3/29/2021	500,000		530,229
Hungarian Government, Sr. Unscd. Notes	7.63	3/29/2041	300,000		408,536
Indonesian Government, Sr. Unscd. Notes	2.95	1/11/2023	300,000		284,115
Indonesian Government, Sr. Unscd. Notes	3.50	1/11/2028	300,000	[b]	270,569
Indonesian Government, Sr. Unscd. Notes	4.35	1/11/2048	300,000	[b]	257,333
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/15/2025	1,000,000		940,303
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/18/2022	370,000		358,998
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		295,369
Inter-American Development Bank, Unscd. Notes	1.63	5/12/2020	400,000		392,342
Inter-American Development Bank, Unscd. Notes	2.50	1/18/2023	225,000		219,741
International Bank For Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000		352,910
International Bank For Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	430,000		410,423
International Bank For Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000	[b]	472,776
International Bank For Reconstruction & Development, Sr. Unscd. Notes	1.88	4/21/2020	500,000		492,638
International Bank For Reconstruction & Development, Sr. Unscd. Notes	2.50	7/29/2025	1,000,000		957,996

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Foreign/Governmental - 3.0% (continued)
International Bank For Reconstruction & Development, Sr. Unscd. Notes	3.00	9/27/2023	300,000	299,574
International Bank For Reconstruction & Development, Unscd. Bonds	2.75	7/23/2021	1,000,000	992,764
International Bank For Reconstruction & Development, Unscd. Notes	2.00	1/26/2022	620,000	599,900
International Finance, Sr. Unscd. Bonds	1.63	7/16/2020	200,000	195,542
International Finance, Sr. Unscd. Notes	1.13	7/20/2021	300,000	285,123
Israeli Government, Govt. Gtd. Bonds	5.50	9/18/2023	450,000	497,982
Italian Government, Sr. Unscd. Notes	6.88	9/27/2023	400,000	429,691
Japan Bank for International Cooperation, Govt. Gtd. Bonds	1.88	7/21/2026	500,000	445,831
Japan Bank for International Cooperation, Govt. Gtd. Notes	1.88	4/20/2021	490,000	474,018
Japan Bank for International Cooperation, Govt. Gtd. Notes	2.75	1/21/2026	750,000	713,899
Mexican Government, Sr. Unscd. Notes	3.60	1/30/2025	250,000	237,375
Mexican Government, Sr. Unscd. Notes	3.63	3/15/2022	500,000	494,750
Mexican Government, Sr. Unscd. Notes	4.15	3/28/2027	345,000	328,914
Mexican Government, Sr. Unscd. Notes	4.60	1/23/2046	600,000	520,356
Mexican Government, Sr. Unscd. Notes	5.55	1/21/2045	850,000	842,996
Panamanian Government, Sr. Unscd. Bonds	4.50	4/16/2050	200,000	184,800
Panamanian Government, Sr. Unscd. Bonds	5.20	1/30/2020	200,000	204,677
Panamanian Government, Sr. Unscd. Bonds	6.70	1/26/2036	400,000	481,000
Peruvian Government, Sr. Unscd. Bonds	6.55	3/14/2037	370,000	452,325
Peruvian Government, Sr. Unscd. Bonds	7.35	7/21/2025	500,000	603,750

31

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Foreign/Governmental - 3.0% (continued)
Philippine Government, Sr. Unscd. Bonds	3.70	2/2/2042	400,000	[b]	355,940
Philippine Government, Sr. Unscd. Bonds	10.63	3/16/2025	800,000		1,085,242
Polish Government, Sr. Unscd. Notes	5.00	3/23/2022	650,000		680,768
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		78,029
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	925,000		1,090,305
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/2021	450,000		514,086
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		150,396
Province of Quebec Canada, Bonds, Ser. NJ	7.50	7/15/2023	200,000		233,683
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000		740,921
Uruguayan Government, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		97,650
Uruguayan Government, Sr. Unscd. Bonds	7.63	3/21/2036	300,000	[b]	387,225
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[b]	404,588
				35,892,297
Forest Products & Other - .1%
International Paper, Sr. Unscd. Notes	3.65	6/15/2024	400,000		396,404
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	250,000		216,669
				613,073
Health Care - 2.8%
Abbott Laboratories, Sr. Unscd. Notes	2.90	11/30/2021	600,000		589,690
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	250,000		258,840
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	1,000,000		969,009
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000		162,442
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000		106,264
AbbVie, Sr. Unscd. Notes	4.30	5/14/2036	235,000		210,130
AbbVie, Sr. Unscd. Notes	4.45	5/14/2046	330,000		289,776

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Health Care - 2.8% (continued)
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	110,000		101,450
Actavis Funding, Gtd. Notes	3.00	3/12/2020	795,000		791,812
Actavis Funding, Gtd. Notes	3.80	3/15/2025	500,000		482,492
Actavis Funding, Gtd. Notes	4.75	3/15/2045	400,000		376,091
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000		236,944
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000		176,640
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	1,000,000		896,488
Amgen, Sr. Unscd. Notes	4.10	6/15/2021	500,000		507,216
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000		277,898
Anthem, Sr. Unscd. Notes	3.30	1/15/2023	500,000		489,606
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	600,000		544,559
AstraZeneca, Sr. Unscd. Notes	2.38	11/16/2020	350,000		343,776
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000	[b]	189,303
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000		41,149
Baxalta, Gtd. Notes	2.88	6/23/2020	72,000		71,230
Baxalta, Gtd. Notes	5.25	6/23/2045	350,000	[b]	354,349
Becton Dickinson and Company, Sr. Unscd. Notes	3.13	11/8/2021	500,000		492,122
Becton Dickinson and Company, Sr. Unscd. Notes	3.73	12/15/2024	386,000		374,697
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000		496,501
Boston Scientific, Sr. Unscd. Notes	6.00	1/15/2020	500,000		515,547
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/2022	400,000		381,414
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	300,000		290,655
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		260,152

33

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Health Care - 2.8% (continued)
Celgene, Sr. Unscd. Notes	3.25	2/20/2023	60,000	58,232
Celgene, Sr. Unscd. Notes	3.88	8/15/2025	190,000	183,591
Celgene, Sr. Unscd. Notes	3.90	2/20/2028	90,000	84,667
Celgene, Sr. Unscd. Notes	4.35	11/15/2047	90,000	75,340
Celgene, Sr. Unscd. Notes	4.55	2/20/2048	90,000	78,221
Cigna, Sr. Unscd. Notes	3.88	10/15/2047	75,000	61,080
Cigna, Sr. Unscd. Notes	4.50	3/15/2021	300,000	305,773
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000	363,044
CVS Health, Sr. Unscd. Notes	3.13	3/9/2020	400,000	399,047
CVS Health, Sr. Unscd. Notes	3.35	3/9/2021	400,000	398,467
CVS Health, Sr. Unscd. Notes	3.70	3/9/2023	500,000	494,497
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	400,000	395,897
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000	625,472
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000	480,463
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	550,000	538,186
CVS Health, Sr. Unscd. Notes	5.13	7/20/2045	480,000	472,515
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000	244,027
Dignity Health, Scd. Bonds	2.64	11/1/2019	300,000	298,226
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000	291,651
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000	476,720
Eli Lilly & Co., Sr. Unscd. Notes	5.55	3/15/2037	200,000	231,101
Express Scripts Holdings, Gtd. Notes	3.40	3/1/2027	250,000	230,080
Express Scripts Holdings, Gtd. Notes	4.80	7/15/2046	250,000	235,792

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Health Care - 2.8% (continued)
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000		195,496
Gilead Sciences, Sr. Unscd. Notes	4.50	4/1/2021	500,000		511,797
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/2035	190,000		189,016
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/2044	500,000		487,966
GlaxosmithKline Capital, Gtd. Notes	2.85	5/8/2022	500,000		488,789
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000		290,773
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000		138,711
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	125,000		125,003
Halfmoon Parent, Sr. Scd. Notes	3.20	9/17/2020	110,000	[a]	109,455
Halfmoon Parent, Sr. Scd. Notes	3.40	9/17/2021	80,000	[a,b]	79,465
Halfmoon Parent, Sr. Scd. Notes	3.75	7/15/2023	190,000	[a]	188,655
Halfmoon Parent, Sr. Scd. Notes	4.13	11/15/2025	130,000	[a]	128,705
Halfmoon Parent, Sr. Scd. Notes	4.38	10/15/2028	230,000	[a]	225,052
Halfmoon Parent, Sr. Scd. Notes	4.80	8/15/2038	130,000	[a]	125,895
Halfmoon Parent, Sr. Unscd. Notes	4.90	12/15/2048	180,000	[a]	171,050
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000		494,342
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/2033	170,000		188,447
Johnson & Johnson, Sr. Unscd. Notes	1.65	3/1/2021	525,000		507,705
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000		351,103
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		43,751
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/2047	350,000		320,715
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000		473,326
Laboratory of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000		401,603

35

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Health Care - 2.8% (continued)
McKesson, Sr. Unscd. Notes	4.75	3/1/2021	500,000	512,112
Medtronic, Gtd. Notes	3.50	3/15/2025	550,000	538,950
Medtronic, Gtd. Notes	4.63	3/15/2044	600,000	601,389
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000	190,909
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000	474,594
Mylan, Gtd. Notes	3.15	6/15/2021	200,000	195,416
Mylan, Gtd. Notes	5.40	11/29/2043	300,000	269,002
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000	220,959
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000	346,037
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/2026	200,000	193,534
Pfizer, Sr. Unscd. Notes	1.95	6/3/2021	355,000	344,739
Pfizer, Sr. Unscd. Notes	2.75	6/3/2026	470,000	438,288
Pfizer, Sr. Unscd. Notes	3.00	12/15/2026	250,000	237,014
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000	286,712
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000	57,716
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	219,456
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	500,000	477,816
Sanofi, Sr. Unscd. Notes	4.00	3/29/2021	550,000	558,420
Stryker, Sr. Unscd. Bonds	4.38	5/15/2044	250,000	232,044
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000	238,912
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000	266,371
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000	187,284

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Health Care - 2.8% (continued)
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/2021	350,000		345,284
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000		62,096
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000		327,134
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000		76,428
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000		286,392
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000		532,310
Wyeth, Gtd. Notes	6.50	2/1/2034	200,000		244,540
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/2025	250,000		236,177
				33,735,186
Industrials - .7%
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000		451,074
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000		278,900
Caterpillar, Sr. Unscd. Notes	2.60	6/26/2022	800,000		776,950
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000	[b]	198,587
Eaton, Gtd. Notes	4.15	11/2/2042	400,000		367,510
General Electric, Gtd. Notes, Ser. A	6.75	3/15/2032	500,000		566,110
General Electric, Sr. Unscd. Notes	2.20	1/9/2020	500,000		491,114
General Electric, Sr. Unscd. Notes	4.50	3/11/2044	500,000		423,705
General Electric, Sr. Unscd. Notes	4.65	10/17/2021	650,000		661,236
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	500,000		474,012
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/2023	500,000		485,511
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/2021	300,000		298,535
Rockwell Automation, Sr. Unscd. Notes	2.05	3/1/2020	500,000		492,154
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000		480,901

37

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Industrials - .7% (continued)
Stanley Black & Decker, Gtd. Notes	3.40	12/1/2021	400,000	398,733
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000	485,190
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	500,000	442,962
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000	233,002
Xylem, Sr. Unscd. Notes	4.88	10/1/2021	21,000	21,651
				8,027,837
Information Technology - .5%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/2025	500,000	483,990
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000	248,078
Fidelity National Information Services, Sr. Unscd. Bonds	3.00	8/15/2026	250,000	227,682
Fidelity National Information Services, Sr. Unscd. Notes	3.63	10/15/2020	450,000	451,083
Microsoft, Sr. Unscd. Notes	1.55	8/8/2021	575,000	550,853
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	1,000,000	928,882
Microsoft, Sr. Unscd. Notes	4.45	11/3/2045	411,000	426,950
Microsoft, Sr. Unscd. Notes	4.50	2/6/2057	160,000	165,355
Microsoft, Sr. Unscd. Notes	4.75	11/3/2055	135,000	146,009
Microsoft, Sr. Unscd. Notes	5.20	6/1/2039	688,000	787,445
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000	236,746
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000	492,712
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	500,000	461,950
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	480,000	448,275
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000	144,767
Oracle, Sr. Unscd. Notes	4.38	5/15/2055	280,000	263,234
				6,464,011

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Insurance - .9%
Ace Ina Holdings, Gtd. Notes	3.35	5/15/2024	250,000		245,515
Aflac, Sr. Unscd. Notes	3.63	6/15/2023	300,000		300,172
Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000		303,780
American International Group, Jr. Sub. Notes, Ser. A-9	5.75	4/1/2048	300,000		284,064
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000		430,330
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000		86,595
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	60,000		55,574
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	400,000		411,909
AON, Gtd. Notes	4.60	6/14/2044	500,000		472,666
AXA, Sub. Bonds	8.60	12/15/2030	165,000		209,963
AXA Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	[a]	86,426
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000		476,616
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000		129,533
Chubb, Gtd. Notes	6.00	5/11/2037	540,000		641,603
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000		502,472
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000		476,041
Lincoln National, Sr. Unscd. Notes	6.15	4/7/2036	39,000		44,029
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000		238,965
Marsh & McLennan, Sr. Unscd. Notes	2.35	3/6/2020	250,000		246,559
Marsh & McLennan, Sr. Unscd. Notes	5.88	8/1/2033	275,000		315,347
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000		248,556
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	400,000		358,032
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	350,000		414,507

39

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Insurance - .9% (continued)
PartnerRe Finance, Gtd. Notes	5.50	6/1/2020	159,000	163,596
Progressive, Sr. Unscd. Notes	4.13	4/15/2047	70,000	65,790
Progressive, Sr. Unscd. Notes	4.35	4/25/2044	250,000	245,578
Progressive, Sr. Unscd. Notes	6.63	3/1/2029	100,000	118,890
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	550,000	536,937
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000	390,041
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000	359,964
Travelers, Sr. Unscd. Notes	3.90	11/1/2020	500,000	506,100
Trinity Acquisition, Gtd. Notes	3.50	9/15/2021	500,000	494,327
XLIT, Gtd. Notes	6.38	11/15/2024	350,000	390,805
				10,251,282
Internet Software & Services - .3%
Alibaba Group Holding, Sr. Unscd. Notes	3.13	11/28/2021	290,000	286,364
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000	[b] 292,547
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000	352,650
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000	266,831
Alphabet, Sr. Unscd. Notes	3.63	5/19/2021	300,000	303,102
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	210,000	200,823
Amazon.com, Sr. Unscd. Notes	2.60	12/5/2019	500,000	498,557
Amazon.com, Sr. Unscd. Notes	3.15	8/22/2027	650,000	613,396
Amazon.com, Sr. Unscd. Notes	3.88	8/22/2037	195,000	184,227
eBay, Sr. Unscd. Notes	4.00	7/15/2042	350,000	271,889
				3,270,386
Media - .9%
21st Century Fox America, Gtd. Debs.	7.75	12/1/2045	100,000	144,839

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Media - .9% (continued)
21st Century Fox America, Gtd. Notes	6.20	12/15/2034	250,000	299,295
21st Century Fox America, Gtd. Notes, Ser. WI	3.70	9/15/2024	400,000	395,716
CBS, Gtd. Debs.	7.88	7/30/2030	300,000	369,047
CBS, Gtd. Notes	4.90	8/15/2044	240,000	222,850
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000	514,318
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000	94,732
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000	512,660
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000	52,390
Comcast, Gtd. Bonds	4.75	3/1/2044	500,000	489,736
Comcast, Gtd. Notes	2.75	3/1/2023	100,000	96,468
Comcast, Gtd. Notes	2.85	1/15/2023	300,000	290,693
Comcast, Gtd. Notes	3.38	8/15/2025	730,000	702,923
Comcast, Gtd. Notes	3.70	4/15/2024	345,000	344,070
Comcast, Gtd. Notes	3.90	3/1/2038	75,000	67,128
Comcast, Gtd. Notes	4.00	3/1/2048	60,000	52,493
Comcast, Gtd. Notes	4.25	1/15/2033	500,000	485,221
Comcast, Gtd. Notes	4.60	10/15/2038	200,000	196,092
Comcast, Gtd. Notes	4.70	10/15/2048	405,000	393,552
Comcast, Gtd. Notes	6.45	3/15/2037	300,000	349,181
Comcast Cable Communications, Gtd. Notes	9.46	11/15/2022	304,000	367,409
Discovery Communications, Gtd. Notes	3.95	3/20/2028	700,000	653,150
Discovery Communications, Gtd. Notes	5.00	9/20/2037	250,000	233,965
Discovery Communications, Gtd. Notes	5.20	9/20/2047	300,000	278,071

41

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Media - .9% (continued)
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	400,000	346,665
Time Warner, Gtd. Notes	4.75	3/29/2021	500,000	513,414
Time Warner, Gtd. Notes	4.85	7/15/2045	300,000	267,751
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000	202,889
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000	363,008
Viacom, Sr. Unscd. Notes	4.38	3/15/2043	400,000	328,514
Walt Disney, Sr. Unscd. Notes	2.30	2/12/2021	500,000	490,248
Walt Disney, Sr. Unscd. Notes	3.00	2/13/2026	500,000	476,252
Walt Disney, Sr. Unscd. Notes, Ser. B	7.00	3/1/2032	150,000	189,772
				10,784,512
Metals & Mining - .3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	400,000	432,654
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/2042	500,000	477,155
Goldcorp, Sr. Unscd. Notes	3.63	6/9/2021	500,000	497,338
Newmont Mining, Gtd. Notes	6.25	10/1/2039	126,000	138,993
Nucor, Sr. Unscd. Notes	6.40	12/1/2037	200,000	238,315
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000	437,984
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	500,000	488,654
Vale Canada, Sr. Unscd. Bonds	7.20	9/15/2032	100,000	110,900
Vale Overseas, Gtd. Notes	6.88	11/21/2036	550,000	613,409
				3,435,402
Municipal Bonds - .5%
American Municipal Power, Combined Hydroelectic Projects Revenue Bonds (Build America Bonds)	8.08	2/15/2050	100,000	152,819

42

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Municipal Bonds - .5% (continued)
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue Bonds (Build America Bonds)	6.26	4/1/2049	300,000	397,947
California, GO	3.50	4/1/2028	100,000	97,240
California, GO (Various Purpose)	7.50	4/1/2034	500,000	682,635
California, GO (Various Purpose)	7.55	4/1/2039	600,000	854,064
Illinois, GO (Pension Funding Series)	5.10	6/1/2033	730,000	690,032
Los Angeles Unified School District, GO (Build America Bonds)	5.75	7/1/2034	350,000	404,054
Metropolitan Transportation Authority, Dedicated Tax Funds Bonds	7.34	11/15/2039	300,000	420,747
Municipal Electric Authority of Georgia, GO (Plant Vogtle Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/2057	350,000	379,746
New Jersey Economic Development Authority, State Pension Funding Bonds (Insured; National Public Finance Guarantee Corp.)	7.43	2/15/2029	250,000	300,935
New Jersey Turnpike Authority, Turnpike Revenue Bonds (Build America Bonds)	7.41	1/1/2040	400,000	558,912
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds (Build America Bonds)	5.95	6/15/2042	345,000	431,243
Ohio State University, General Receipts Bonds (Multiyear Debt Issuance Program)	3.80	12/1/2046	250,000	231,238
Port Authority of New York and New Jersey, (Consolidated Bonds, 192nd Series)	4.81	10/15/2065	300,000	318,102
San Diego County Water Authority Financing Agency, Water Revenue Bonds (Build America Bonds)	6.14	5/1/2049	300,000	380,979
State of Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	225,554
				6,526,247
Real Estate - .8%
Alexandria Real Estate Equities, Gtd. Notes	2.75	1/15/2020	500,000	496,020

43

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Real Estate - .8% (continued)
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	408,168
Boston Properties, Sr. Unscd. Bonds	5.63	11/15/2020	700,000	726,775
Brixmor Operating Partnership, Sr. Unscd. Notes	3.90	3/15/2027	300,000	282,068
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000	255,348
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	406,894
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000	391,763
Federal Realty Investment, Sr. Unscd. Notes	4.50	12/1/2044	200,000	192,851
HCP, Sr. Unscd. Notes	4.25	11/15/2023	400,000	398,067
HCP, Sr. Unscd. Notes	6.75	2/1/2041	300,000	361,394
Host Hotels & Resorts, Sr. Unscd. Notes	6.00	10/1/2021	500,000	525,216
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000	240,034
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/2021	250,000	247,582
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000	404,555
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000	491,844
Realtyome, Sr. Unscd. Notes	3.88	7/15/2024	500,000	497,420
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/2021	750,000	731,995
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000	188,788
Ventas Realty, Gtd. Notes	2.70	4/1/2020	250,000	247,466
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000	287,252
Vereit Operating Partner, Gtd. Notes	3.95	8/15/2027	500,000	465,410
Weingarten Realty Investors, Sr. Unscd. Notes	3.38	10/15/2022	250,000	245,164
Welltower, Sr. Unscd. Notes	4.95	1/15/2021	600,000	613,927
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/2032	500,000	614,941
				9,720,942

44

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Retailing - .7%
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000		460,503
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/2022	500,000		483,681
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000		94,060
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000		90,058
Home Depot, Sr. Unscd. Notes	2.00	4/1/2021	300,000		291,909
Home Depot, Sr. Unscd. Notes	4.88	2/15/2044	500,000		526,608
Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		351,863
Loew's, Sr. Unscd. Notes	4.05	5/3/2047	120,000		108,976
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	500,000		486,809
Lowe's, Sr. Unscd. Notes	4.38	9/15/2045	250,000		240,059
Macy's Retail Holdings, Gtd. Debs.	6.90	4/1/2029	350,000		367,894
McDonald's, Sr. Unscd. Notes	2.75	12/9/2020	300,000		296,826
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		466,735
Nordstrom, Sr. Unscd. Bonds	4.75	5/1/2020	500,000	[b]	509,854
QVC, Sr. Scd. Notes	5.45	8/15/2034	250,000		222,117
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	250,000		225,439
Starbucks, Sr. Unscd. Notes	4.50	11/15/2048	60,000		55,872
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000	[b]	366,181
Target, Sr. Unscd. Notes	3.90	11/15/2047	50,000		45,080
Walgreens Boots Alliance, Sr. Unscd. Notes	3.30	11/18/2021	400,000		395,600
Walgreens Boots Alliance, Sr. Unscd. Notes	4.50	11/18/2034	400,000		375,862
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		264,314
Walmart, Sr. Unscd. Notes	3.70	6/26/2028	195,000		192,330

45

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Retailing - .7% (continued)
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000	86,285
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000	171,411
Walmart Stores, Sr. Unscd. Notes	2.35	12/15/2022	300,000	288,292
Walmart Stores, Sr. Unscd. Notes	3.63	12/15/2047	800,000	710,207
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/2020	500,000	507,591
				8,682,416
Semiconductors & Semiconductor Equipment - .4%
Analog Devices, Sr. Unscd. Notes	2.95	1/12/2021	300,000	296,516
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000	495,917
Broadcom, Gtd. Notes	3.00	1/15/2022	760,000	736,242
Broadcom, Gtd. Notes	3.50	1/15/2028	110,000	97,027
Broadcom, Gtd. Notes	3.88	1/15/2027	300,000	275,585
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000	105,211
Intel, Sr. Unscd. Notes	3.30	10/1/2021	850,000	851,312
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000	107,128
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000	75,983
Nvidia, Sr. Unscd. Notes	2.20	9/16/2021	250,000	242,647
Qualcomm, Sr. Unscd. Notes	2.25	5/20/2020	500,000	493,286
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000	107,785
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000	138,085
Qualcomm, Sr. Unscd. Notes	4.80	5/20/2045	210,000	203,519
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000	76,911
Xilinx, Sr. Unscd. Notes	3.00	3/15/2021	500,000	493,827
				4,796,981

46

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Technology Hardware & Equipment - .6%
Apple, Sr. Unscd. Notes	1.90	2/7/2020	300,000		296,277
Apple, Sr. Unscd. Notes	2.00	5/6/2020	510,000		502,284
Apple, Sr. Unscd. Notes	2.00	11/13/2020	500,000		489,317
Apple, Sr. Unscd. Notes	2.30	5/11/2022	210,000		202,771
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000		153,268
Apple, Sr. Unscd. Notes	2.50	2/9/2022	300,000		292,481
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		190,378
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		482,204
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		495,096
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		81,059
Apple, Sr. Unscd. Notes	3.75	9/12/2047	375,000		337,204
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		292,212
Apple, Sr. Unscd. Notes	4.45	5/6/2044	500,000		500,871
Dell International, Sr. Scd. Notes	6.02	6/15/2026	450,000	[a]	467,312
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000	[a]	301,961
Hewlett Packard, Sr. Unscd. Notes	6.00	9/15/2041	200,000		197,771
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000		508,432
International Business Machines, Sr. Unscd. Notes	3.45	2/19/2026	230,000		222,397
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	605,000		680,578
International Business Machines, Sr. Unscd. Notes	8.38	11/1/2019	300,000		315,792
Seagate HDD, Gtd. Bonds	4.75	6/1/2023	400,000		381,068
				7,390,733
Telecommunication Services - 1.2%
America Movil, Gtd. Notes	6.13	3/30/2040	350,000		400,021

47

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Telecommunication Services - 1.2% (continued)
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		114,884
AT&T, Sr. Unscd. Bonds	2.80	2/17/2021	490,000		481,783
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	1,307,000	[a]	1,230,937
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		453,174
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		285,219
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000		333,414
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	75,000		72,036
AT&T, Sr. Unscd. Notes	5.70	3/1/2057	360,000		346,713
AT&T, Sr. Unscd. Notes	6.00	8/15/2040	400,000		410,215
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		244,175
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	500,000		456,232
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000		474,672
Cisco Systems, Sr. Unscd. Notes	4.45	1/15/2020	500,000		508,517
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		288,977
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		399,913
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/2025	200,000		197,452
Koninklijke KPN, Sr. Unscd. Bonds	8.38	10/1/2030	250,000		321,743
Motorola Solutions, Sr. Unscd. Notes	3.50	9/1/2021	500,000		493,282
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		413,644
Rogers Communications, Gtd. Notes	7.50	8/15/2038	125,000		162,084
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000		280,423
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		291,683
Verizon Communications, Sr. Unscd. Bonds	5.25	3/16/2037	365,000		376,387

48

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Telecommunication Services - 1.2% (continued)
Verizon Communications, Sr. Unscd. Notes	1.75	8/15/2021	1,000,000	956,780
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	787,000	760,960
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000	248,509
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	220,000	214,264
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	750,000	720,296
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	90,000	85,302
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/2049	330,000	322,338
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	1,000,000	1,062,367
Vodafone Group, Sr. Unscd. Bonds	6.15	2/27/2037	250,000	264,459
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000	217,519
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000	56,624
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000	169,905
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000	153,560
				14,270,463
Transportation - .4%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000	301,371
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000	357,101
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000	118,724
Burlington Northern Santa Fe, Sr. Unscd. Notes	3.05	3/15/2022	200,000	197,452
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	3/15/2045	220,000	247,105
CSX, Sr. Unscd. Notes	3.70	11/1/2023	500,000	499,682
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000	193,356
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000	46,295
CSX, Sr. Unscd. Notes	4.50	8/1/2054	250,000	230,446

49

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Transportation - .4% (continued)
FedEx, Gtd. Notes	4.00	1/15/2024	250,000		254,426
FedEx, Gtd. Notes	4.75	11/15/2045	400,000		381,203
Kansas City Southern, Gtd. Notes	4.95	8/15/2045	300,000		299,114
Norfolk Southern, Sr. Unscd. Bonds, Ser. WI	4.84	10/1/2041	350,000		355,292
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000		300,812
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000	[b]	385,191
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000		103,521
Union Pacific, Sr. Unscd. Notes	4.80	9/10/2058	110,000		107,890
Union Pacific, Sr. Unscd. Notes	4.82	2/1/2044	325,000		330,064
United Parcel Service, Sr. Unscd. Notes	3.13	1/15/2021	500,000		499,598
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000		70,379
				5,279,022
U.S. Government Agencies - 1.2%
Federal Home Loan Bank, Bonds	2.63	12/10/2021	1,500,000		1,483,885
Federal Home Loan Bank, Bonds	4.13	3/13/2020	1,000,000		1,017,031
Federal Home Loan Bank, Bonds	5.50	7/15/2036	480,000		596,026
Federal Home Loan Bank, Bonds	5.63	6/11/2021	1,200,000		1,278,772
Federal Home Loan Bank, Notes	1.25	8/17/2021	500,000	[d]	477,307
Federal Home Loan Mortgage Corp., Notes	0.95	1/30/2019	225,000	[d]	224,260
Federal Home Loan Mortgage Corp., Notes	6.25	7/15/2032	1,000,000	[d]	1,297,851
Federal National Mortgage Association, Notes	1.50	6/22/2020	1,400,000	[d]	1,369,815
Federal National Mortgage Association, Notes	5.50	4/1/2034	29,686	[d]	31,513
Federal National Mortgage Association, Notes	6.25	5/15/2029	540,000	[d]	674,205
Federal National Mortgage Association, Notes	6.63	11/15/2030	1,000,000	[d]	1,306,374

50

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Agencies - 1.2% (continued)
Federal National Mortgage Association, Notes, Ser. 3	1.13	7/26/2019	900,000	[d]	890,054
Federal National Mortgage Association:, Notes	1.70	1/27/2020	600,000	[d]	591,752
Federal National Mortgage Association:, Notes	1.75	11/26/2019	1,500,000	[b,d]	1,484,071
Financing, Scd. Bonds	8.60	9/26/2019	40,000		42,045
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		834,534
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		216,619
				13,816,114
U.S. Government Agencies Mortgage-Backed - 28.9%
Federal Home Loan Mortgage Corp.
4.50%, 8/1/34			1,127	[d]	1,190
7.50%, 6/1/24			3,396	[d]	3,556
Federal Home Loan Mortgage Corp.:
3.00%			3,000,000	d.e	2,837,397
3.50%			11,175,000	d.e	10,891,273
4.00%			7,500,000	d.e	7,505,218
4.50%			1,800,000	d.e	1,843,283
5.00%			50,000	d.e	52,217
2.00%, 8/1/28-3/1/32			624,432	[d]	596,071
2.50%, 10/1/27-2/1/47			6,985,937	[d]	6,708,868
Ser. K017, Cl. A2, 2.87%, 12/25/21			850,000	[d]	843,041
3.00%, 9/1/21-10/1/48			24,027,956	[d]	23,072,276
Ser. K032, Cl. A1, 3.02%, 2/25/23			336,331	[d]	335,237
Ser. K043, Cl. A2, 3.06%, 12/25/24			648,000	[d]	635,485
3.50%, 1/1/21-9/1/48			18,306,741	[d]	17,962,529
4.00%, 4/1/24-8/1/48			12,449,058	[d]	12,532,398
4.50%, 11/1/18-7/1/48			5,237,282	[d]	5,406,393
5.00%, 5/1/23-9/1/48			2,172,256	[d]	2,292,231
5.50%, 10/1/20-1/1/40			1,455,618	[d]	1,559,828
6.00%, 6/1/22-7/1/39			670,141	[d]	733,652
6.50%, 3/1/19-9/1/37			153,350	[d]	169,012
7.00%, 6/1/21-9/1/31			27,519	[d]	29,694
7.50%, 2/1/23-11/1/33			15,619	[d]	16,997
8.00%, 7/1/20-10/1/31			8,975	[d]	9,926
8.50%, 6/1/30			387	[d]	441
Federal National Mortgage Association:
2.50%			600,000	[d,e]	574,441
3.00%			2,150,000	[d,e]	2,049,943
3.50%			17,575,000	[d,e]	17,128,203

51

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Agencies Mortgage-Backed - 28.9% (continued)
4.00%			13,550,000	[d,e]	13,549,502
4.50%			2,900,000	[d,e]	2,968,830
1.25%, 2/26/19			1,000,000	[d]	996,177
2.00%, 7/1/28-3/1/32			1,004,661	[d]	953,918
2.50%, 7/1/27-2/1/47			9,132,815	[d]	8,742,164
Ser. 2013-M14, Cl. APT, 2.52%, 4/25/23			799,639	[d]	778,512
3.00%, 10/1/26-7/1/48			36,873,967	[d]	35,404,099
3.50%, 8/1/25-11/1/48			27,008,088	[d]	26,539,108
3.59%, 11/1/35			84	[d]	88
Ser. 2010-M7, Cl. A2, 3.66%, 11/25/20			354,346	[d]	356,220
4.00%, 7/1/24-7/1/48			20,212,971	[d]	20,336,287
4.50%, 5/1/19-5/1/48			9,534,921	[d]	9,841,482
5.00%, 4/1/20-1/1/44			3,654,417	[d]	3,853,037
5.50%, 1/1/32-12/1/38			1,999,035	[d]	2,137,954
6.00%, 1/1/23-11/1/38			1,308,022	[d]	1,421,008
6.50%, 10/1/21-12/1/37			412,626	[d]	452,923
7.00%, 8/1/23-7/1/32			33,857	[d]	36,854
7.50%, 4/1/26-6/1/31			23,454	[d]	25,185
8.00%, 3/1/22-8/1/30			6,550	[d]	7,062
8.50%, 7/1/30			197	[d]	221
Government National Mortgage Association I:
2.50%, 2/15/28-9/15/46			237,243		223,493
3.00%, 9/15/42-8/15/45			1,390,719		1,335,518
3.50%, 2/15/26-8/15/45			1,443,101		1,426,662
4.00%, 2/15/41-9/15/45			1,681,504		1,705,590
4.50%, 1/15/19-2/15/41			1,708,736		1,770,405
5.00%, 7/15/33-4/15/40			2,480,876		2,619,007
5.50%, 9/15/20-11/15/38			827,212		885,138
6.00%, 1/15/29-9/15/38			164,559		178,130
6.50%, 2/15/24-11/15/33			79,874		87,526
7.00%, 10/15/27-8/15/32			44,596		48,725
7.50%, 12/15/23-11/15/30			20,581		20,869
8.00%, 8/15/24-3/15/32			10,233		11,701
8.25%, 6/15/27			980		1,031
8.50%, 10/15/26			4,255		4,309
9.00%, 2/15/22-2/15/23			4,521		4,541
Government National Mortgage Association II:
3.00%			15,500,000	[e]	14,818,242
3.50%			23,850,000	[e]	23,427,500
4.00%			12,775,000	[e]	12,856,160

52

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Agencies Mortgage-Backed - 28.9% (continued)
4.50%			3,675,000	[e]	3,769,121
5.00%			500,000	[e]	519,883
2.50%, 3/20/27-3/20/47			1,012,450		954,396
3.00%, 11/20/27-4/20/48			9,290,854		8,957,126
3.50%, 9/20/28-6/1/48			13,132,042		12,953,283
4.00%, 9/20/43-7/20/47			6,714,506		6,807,152
4.50%, 7/20/41-10/20/47			4,078,006		4,240,374
5.00%, 1/20/39-3/1/48			1,758,767		1,850,664
5.50%, 10/20/31-6/20/41			512,752		544,880
6.50%, 2/20/28			412		456
8.50%, 7/20/25			181		192
				346,213,505
U.S. Government Securities - 38.4%
U.S. Treasury Bonds	2.25	8/15/2046	4,250,000		3,377,173
U.S. Treasury Bonds	2.50	2/15/2046	2,400,000		2,018,344
U.S. Treasury Bonds	2.50	5/15/2046	3,040,000		2,554,075
U.S. Treasury Bonds	2.50	2/15/2045	3,605,000		3,047,070
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		1,694,522
U.S. Treasury Bonds	2.75	8/15/2042	1,150,000		1,031,159
U.S. Treasury Bonds	2.75	11/15/2047	2,280,000		2,010,497
U.S. Treasury Bonds	2.75	8/15/2047	540,000		476,497
U.S. Treasury Bonds	2.88	8/15/2045	3,720,000		3,382,948
U.S. Treasury Bonds	2.88	5/15/2043	3,057,000		2,796,140
U.S. Treasury Bonds	2.88	11/15/2046	3,000,000		2,720,859
U.S. Treasury Bonds	3.00	8/15/2048	2,135,000	[b]	1,980,212
U.S. Treasury Bonds	3.00	2/15/2048	2,450,000		2,272,279
U.S. Treasury Bonds	3.00	11/15/2044	3,760,000		3,509,137
U.S. Treasury Bonds	3.00	2/15/2047	1,950,000		1,812,929
U.S. Treasury Bonds	3.00	5/15/2047	2,685,000		2,494,428
U.S. Treasury Bonds	3.00	5/15/2045	3,640,000		3,393,589
U.S. Treasury Bonds	3.13	8/15/2044	2,685,000		2,564,280
U.S. Treasury Bonds	3.13	2/15/2042	2,290,000		2,200,189
U.S. Treasury Bonds	3.13	5/15/2048	3,275,000		3,114,256
U.S. Treasury Bonds	3.13	2/15/2043	390,000		373,128
U.S. Treasury Bonds	3.38	5/15/2044	490,000		489,120
U.S. Treasury Bonds	3.50	2/15/2039	1,030,000		1,060,176
U.S. Treasury Bonds	3.63	8/15/2043	3,245,000		3,374,230
U.S. Treasury Bonds	3.63	2/15/2044	3,070,000		3,193,759
U.S. Treasury Bonds	3.75	8/15/2041	810,000		859,961
U.S. Treasury Bonds	3.75	11/15/2043	2,615,000		2,775,424
U.S. Treasury Bonds	3.88	8/15/2040	370,000		400,344
U.S. Treasury Bonds	4.25	5/15/2039	1,015,000		1,156,624

53

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Securities - 38.4% (continued)
U.S. Treasury Bonds	4.38	2/15/2038	1,480,000		1,712,291
U.S. Treasury Bonds	4.50	5/15/2038	1,395,000	[b]	1,640,215
U.S. Treasury Bonds	4.63	2/15/2040	360,000		430,833
U.S. Treasury Bonds	4.75	2/15/2041	2,530,000		3,085,809
U.S. Treasury Bonds	4.75	2/15/2037	1,350,000		1,628,279
U.S. Treasury Bonds	5.25	11/15/2028	805,000		948,988
U.S. Treasury Bonds	5.25	2/15/2029	345,000		407,888
U.S. Treasury Bonds	5.38	2/15/2031	510,000	[b]	623,156
U.S. Treasury Bonds	5.50	8/15/2028	810,000		969,374
U.S. Treasury Bonds	6.13	11/15/2027	1,470,000		1,814,101
U.S. Treasury Bonds	6.25	8/15/2023	1,110,000		1,271,796
U.S. Treasury Bonds	7.13	2/15/2023	2,000,000		2,333,672
U.S. Treasury Bonds	7.25	8/15/2022	275,000		317,158
U.S. Treasury Bonds	8.13	5/15/2021	190,000		214,073
U.S. Treasury Bonds	8.50	2/15/2020	3,950,000		4,234,138
U.S. Treasury Bonds	8.75	8/15/2020	470,000		517,909
U.S. Treasury Notes	1.13	7/31/2021	2,455,000		2,339,203
U.S. Treasury Notes	1.13	9/30/2021	2,260,000		2,146,913
U.S. Treasury Notes	1.13	3/31/2020	1,800,000		1,758,340
U.S. Treasury Notes	1.13	2/28/2021	3,300,000		3,169,611
U.S. Treasury Notes	1.13	6/30/2021	3,000,000		2,864,004
U.S. Treasury Notes	1.13	12/31/2019	1,990,000		1,953,193
U.S. Treasury Notes	1.13	8/31/2021	1,950,000		1,855,280
U.S. Treasury Notes	1.25	7/31/2023	120,000		110,871
U.S. Treasury Notes	1.25	1/31/2020	2,220,000		2,178,895
U.S. Treasury Notes	1.25	3/31/2021	1,790,000		1,722,176
U.S. Treasury Notes	1.25	10/31/2021	2,695,000		2,565,619
U.S. Treasury Notes	1.38	9/30/2023	395,000		366,054
U.S. Treasury Notes	1.38	4/30/2021	2,000,000		1,926,914
U.S. Treasury Notes	1.38	6/30/2023	2,035,000		1,893,742
U.S. Treasury Notes	1.38	5/31/2021	1,120,000		1,077,541
U.S. Treasury Notes	1.38	2/15/2020	2,020,000		1,984,098
U.S. Treasury Notes	1.38	1/31/2021	500,000		483,604
U.S. Treasury Notes	1.38	10/31/2020	3,325,000		3,228,692
U.S. Treasury Notes	1.38	1/31/2020	1,400,000		1,376,320
U.S. Treasury Notes	1.38	12/15/2019	890,000		876,685
U.S. Treasury Notes	1.38	8/31/2023	2,180,000		2,023,058
U.S. Treasury Notes	1.38	9/30/2020	3,095,000		3,010,008
U.S. Treasury Notes	1.38	3/31/2020	995,000		975,236
U.S. Treasury Notes	1.38	2/29/2020	3,525,000		3,459,939
U.S. Treasury Notes	1.38	4/30/2020	2,525,000		2,471,689
U.S. Treasury Notes	1.38	8/31/2020	1,300,000		1,265,672
U.S. Treasury Notes	1.38	9/15/2020	1,715,000		1,669,010

54

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Securities - 38.4% (continued)
U.S. Treasury Notes	1.50	8/15/2026	3,865,000	3,439,701
U.S. Treasury Notes	1.50	11/30/2019	1,850,000	1,825,972
U.S. Treasury Notes	1.50	2/28/2023	895,000	841,685
U.S. Treasury Notes	1.50	8/15/2020	1,745,000	1,703,965
U.S. Treasury Notes	1.50	7/15/2020	2,195,000	2,145,998
U.S. Treasury Notes	1.50	5/31/2020	2,610,000	2,556,373
U.S. Treasury Notes	1.50	1/31/2022	2,600,000	2,484,371
U.S. Treasury Notes	1.50	4/15/2020	2,395,000	2,350,328
U.S. Treasury Notes	1.50	5/15/2020	1,925,000	1,886,688
U.S. Treasury Notes	1.63	10/31/2023	205,000	192,119
U.S. Treasury Notes	1.63	11/15/2022	4,335,000	4,114,863
U.S. Treasury Notes	1.63	8/15/2022	55,000	52,380
U.S. Treasury Notes	1.63	11/30/2020	2,525,000	2,461,234
U.S. Treasury Notes	1.63	4/30/2023	1,460,000	1,377,447
U.S. Treasury Notes	1.63	5/31/2023	3,610,000	3,402,354
U.S. Treasury Notes	1.63	12/31/2019	1,220,000	1,204,345
U.S. Treasury Notes	1.63	2/15/2026	5,270,000	4,770,585
U.S. Treasury Notes	1.63	5/15/2026	3,880,000	3,499,881
U.S. Treasury Notes	1.63	3/15/2020	3,020,000	2,972,577
U.S. Treasury Notes	1.63	10/15/2020	1,365,000	1,332,848
U.S. Treasury Notes	1.63	7/31/2020	3,410,000	3,338,470
U.S. Treasury Notes	1.63	8/31/2022	1,835,000	1,746,619
U.S. Treasury Notes	1.63	6/30/2020	2,700,000	2,646,949
U.S. Treasury Notes	1.75	11/15/2020	1,525,000	1,491,104
U.S. Treasury Notes	1.75	12/31/2020	2,220,000	2,167,795
U.S. Treasury Notes	1.75	4/30/2022	4,000,000	3,841,328
U.S. Treasury Notes	1.75	2/28/2022	500,000	481,221
U.S. Treasury Notes	1.75	6/30/2022	990,000	948,814
U.S. Treasury Notes	1.75	1/31/2023	2,970,000	2,825,619
U.S. Treasury Notes	1.75	9/30/2022	1,840,000	1,757,847
U.S. Treasury Notes	1.75	5/31/2022	3,035,000	2,911,703
U.S. Treasury Notes	1.75	3/31/2022	2,520,000	2,422,793
U.S. Treasury Notes	1.75	10/31/2020	3,000,000	2,935,020
U.S. Treasury Notes	1.75	11/30/2021	3,360,000	3,243,450
U.S. Treasury Notes	1.75	5/15/2023	3,920,000	3,717,798
U.S. Treasury Notes	1.75	5/15/2022	1,500,000	1,439,736
U.S. Treasury Notes	1.88	8/31/2022	1,000,000	960,762
U.S. Treasury Notes	1.88	9/30/2022	2,490,000	2,390,595
U.S. Treasury Notes	1.88	3/31/2022	1,980,000	1,911,435
U.S. Treasury Notes	1.88	10/31/2022	2,910,000	2,791,213
U.S. Treasury Notes	1.88	7/31/2022	2,800,000	2,692,867
U.S. Treasury Notes	1.88	8/31/2024	2,035,000	1,911,032
U.S. Treasury Notes	1.88	1/31/2022	1,810,000	1,750,468

55

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Securities - 38.4% (continued)
U.S. Treasury Notes	1.88	5/31/2022	1,000,000		963,613
U.S. Treasury Notes	1.88	11/30/2021	2,800,000	[b]	2,713,375
U.S. Treasury Notes	1.88	2/28/2022	2,100,000		2,029,207
U.S. Treasury Notes	1.88	12/31/2019	1,645,000		1,628,743
U.S. Treasury Notes	1.88	12/15/2020	1,000,000		979,492
U.S. Treasury Notes	1.88	4/30/2022	3,305,000		3,187,518
U.S. Treasury Notes	2.00	11/15/2026	4,230,000		3,898,044
U.S. Treasury Notes	2.00	12/31/2021	1,875,000		1,822,083
U.S. Treasury Notes	2.00	4/30/2024	1,960,000		1,860,430
U.S. Treasury Notes	2.00	6/30/2024	1,155,000		1,094,114
U.S. Treasury Notes	2.00	2/15/2023	3,745,000		3,599,223
U.S. Treasury Notes	2.00	2/15/2022	1,300,000		1,261,939
U.S. Treasury Notes	2.00	7/31/2020	1,455,000		1,433,800
U.S. Treasury Notes	2.00	7/31/2022	1,840,000		1,777,936
U.S. Treasury Notes	2.00	11/15/2021	3,180,000		3,095,159
U.S. Treasury Notes	2.00	5/31/2024	2,675,000		2,536,809
U.S. Treasury Notes	2.00	9/30/2020	745,000		732,967
U.S. Treasury Notes	2.00	2/15/2025	1,070,000		1,005,800
U.S. Treasury Notes	2.00	8/15/2025	4,815,000		4,499,956
U.S. Treasury Notes	2.00	11/30/2020	1,398,000		1,373,344
U.S. Treasury Notes	2.00	10/31/2021	2,845,000		2,769,374
U.S. Treasury Notes	2.00	1/15/2021	1,950,000		1,913,285
U.S. Treasury Notes	2.00	10/31/2022	3,050,000		2,939,854
U.S. Treasury Notes	2.00	1/31/2020	70,000		69,346
U.S. Treasury Notes	2.00	11/30/2022	2,540,000		2,446,238
U.S. Treasury Notes	2.13	11/30/2023	2,560,000		2,456,150
U.S. Treasury Notes	2.13	5/15/2025	2,575,000		2,432,570
U.S. Treasury Notes	2.13	8/15/2021	2,925,000		2,862,958
U.S. Treasury Notes	2.13	3/31/2024	910,000		870,223
U.S. Treasury Notes	2.13	8/31/2020	1,710,000		1,687,523
U.S. Treasury Notes	2.13	2/29/2024	2,510,000		2,402,246
U.S. Treasury Notes	2.13	6/30/2021	1,500,000		1,470,059
U.S. Treasury Notes	2.13	12/31/2022	4,480,000		4,331,775
U.S. Treasury Notes	2.13	7/31/2024	3,000,000		2,858,145
U.S. Treasury Notes	2.13	12/31/2021	1,265,000		1,234,190
U.S. Treasury Notes	2.13	9/30/2024	1,590,000		1,512,301
U.S. Treasury Notes	2.13	6/30/2022	2,500,000		2,428,369
U.S. Treasury Notes	2.13	9/30/2021	2,100,000		2,053,119
U.S. Treasury Notes	2.25	4/30/2021	1,790,000		1,762,276
U.S. Treasury Notes	2.25	8/15/2027	3,155,000		2,941,914
U.S. Treasury Notes	2.25	12/31/2023	1,430,000		1,379,391
U.S. Treasury Notes	2.25	1/31/2024	2,065,000		1,990,224
U.S. Treasury Notes	2.25	2/15/2027	5,350,000		5,012,908

56

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Securities - 38.4% (continued)
U.S. Treasury Notes	2.25	7/31/2021	2,000,000	1,964,922
U.S. Treasury Notes	2.25	12/31/2024	2,000,000	1,911,250
U.S. Treasury Notes	2.25	2/29/2020	1,685,000	1,673,054
U.S. Treasury Notes	2.25	3/31/2020	1,815,000	1,800,998
U.S. Treasury Notes	2.25	2/15/2021	1,565,000	1,542,839
U.S. Treasury Notes	2.25	11/15/2027	2,780,000	2,587,192
U.S. Treasury Notes	2.25	11/15/2025	4,480,000	4,246,725
U.S. Treasury Notes	2.25	3/31/2021	640,000	630,450
U.S. Treasury Notes	2.25	11/15/2024	3,580,000	3,424,913
U.S. Treasury Notes	2.38	4/15/2021	1,805,000	1,782,579
U.S. Treasury Notes	2.38	8/15/2024	2,565,000	2,476,127
U.S. Treasury Notes	2.38	1/31/2023	2,055,000	2,006,475
U.S. Treasury Notes	2.38	5/15/2027	4,040,000	3,816,143
U.S. Treasury Notes	2.38	3/15/2021	2,695,000	2,663,207
U.S. Treasury Notes	2.38	4/30/2020	1,925,000	1,912,367
U.S. Treasury Notes	2.38	12/31/2020	1,970,000	1,949,107
U.S. Treasury Notes	2.50	8/15/2023	1,640,000	1,605,150
U.S. Treasury Notes	2.50	1/31/2025	3,200,000	3,101,437
U.S. Treasury Notes	2.50	3/31/2023	2,120,000	2,078,925
U.S. Treasury Notes	2.50	5/15/2024	4,690,000	4,567,529
U.S. Treasury Notes	2.50	6/30/2020	2,050,000	2,038,549
U.S. Treasury Notes	2.50	5/31/2020	1,990,000	1,979,661
U.S. Treasury Notes	2.63	7/15/2021	2,000,000	1,984,805
U.S. Treasury Notes	2.63	6/30/2023	2,170,000	2,137,026
U.S. Treasury Notes	2.63	2/28/2023	2,105,000	2,075,974
U.S. Treasury Notes	2.63	7/31/2020	2,120,000	2,111,760
U.S. Treasury Notes	2.63	5/15/2021	1,870,000	1,857,034
U.S. Treasury Notes	2.63	11/15/2020	2,650,000	2,636,698
U.S. Treasury Notes	2.63	8/15/2020	2,170,000	2,160,888
U.S. Treasury Notes	2.63	6/15/2021	2,000,000	1,985,664
U.S. Treasury Notes	2.63	8/31/2020	2,175,000	2,165,952
U.S. Treasury Notes	2.75	2/28/2025	3,000,000	2,949,023
U.S. Treasury Notes	2.75	7/31/2023	2,180,000	2,158,200
U.S. Treasury Notes	2.75	2/15/2028	5,510,000	5,336,952
U.S. Treasury Notes	2.75	2/15/2024	2,780,000	2,746,173
U.S. Treasury Notes	2.75	9/15/2021	2,090,000	2,079,917
U.S. Treasury Notes	2.75	8/31/2025	1,870,000	1,833,915
U.S. Treasury Notes	2.75	4/30/2023	2,110,000	2,090,631
U.S. Treasury Notes	2.75	9/30/2020	2,210,000	2,205,252
U.S. Treasury Notes	2.75	8/15/2021	2,050,000	2,040,271
U.S. Treasury Notes	2.75	8/31/2023	2,235,000	2,213,130
U.S. Treasury Notes	2.75	11/15/2023	2,865,000	2,833,608
U.S. Treasury Notes	2.75	5/31/2023	3,500,000	3,467,803

57

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
U.S. Government Securities - 38.4% (continued)
U.S. Treasury Notes	2.88	10/31/2023	2,320,000		2,308,717
U.S. Treasury Notes	2.88	10/31/2020	2,260,000		2,260,132
U.S. Treasury Notes	2.88	10/15/2021	2,145,000		2,141,858
U.S. Treasury Notes	2.88	8/15/2028	3,425,000		3,346,600
U.S. Treasury Notes	2.88	5/15/2028	4,925,000		4,816,400
U.S. Treasury Notes	2.88	5/31/2025	810,000		801,251
U.S. Treasury Notes	2.88	4/30/2025	1,745,000	[b]	1,726,800
U.S. Treasury Notes	2.88	9/30/2023	2,270,000	[b]	2,258,960
U.S. Treasury Notes	3.00	10/31/2025	850,000		846,314
U.S. Treasury Notes	3.00	9/30/2025	4,000,000		3,983,594
U.S. Treasury Notes	3.13	5/15/2021	2,700,000		2,714,924
U.S. Treasury Notes	3.50	5/15/2020	1,770,000		1,787,977
U.S. Treasury Notes	3.63	2/15/2021	1,040,000		1,056,656
U.S. Treasury Notes	3.63	2/15/2020	2,400,000		2,425,031
				460,599,227
Utilities - 1.8%
AGL Capital, Gtd. Notes	3.50	9/15/2021	193,000		192,593
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000		175,415
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000		96,107
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000		251,389
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/2044	350,000		333,624
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000		386,362
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000		264,946
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000		545,930
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000		238,067
Consolidated Edison of New York, Sr. Unscd. Notes, Ser. C	4.30	12/1/2056	450,000		413,747
Dominion Resources, Sr. Unscd. Notes, Ser. B	2.75	9/15/2022	200,000		193,089
Dominion Resources, Sr. Unscd. Notes, Ser. C	4.05	9/15/2042	400,000		356,460
Dominion Resources, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000		115,783
DTE Electric, Mortgage Bonds	3.38	3/1/2025	500,000	[b]	487,957

58

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.4% (continued)
Utilities - 1.8% (continued)
DTE Electric, Sr. Scd. Notes	3.45	10/1/2020	350,000		350,585
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	500,000		496,133
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/2021	400,000		406,003
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000		233,917
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/2046	300,000		251,193
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	400,000		395,634
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000		187,529
Emera US Finance, Gtd. Notes	4.75	6/15/2046	250,000		232,930
Enel Chile, Sr. Unscd. Notes	4.88	6/12/2028	400,000		397,400
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000		245,251
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000		424,128
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	150,000		146,843
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000		44,846
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	400,000		384,486
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	[b]	232,275
Georgia Power, Sr. Unscd. Notes	3.25	4/1/2026	500,000		470,306
Hydro-Quebec, Govt. Gtd. Debs., Ser. HH	8.50	12/1/2029	400,000		569,179
Hydro-Quebec, Govt. Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000		29,963
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000		349,867
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	300,000		260,813
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000		298,913
MidAmerican Energy, First Mortgage Bonds	3.50	10/15/2024	400,000		398,871
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/2037	400,000		507,581

59

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Utilities - 1.8% (continued)
Nisource Finance, Sr. Unscd. Notes	3.49	5/15/2027	420,000	395,076
Oncor Electric Delivery, Sr. Scd. Debs.	7.00	9/1/2022	170,000	191,409
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/2032	250,000	320,419
Pacific Gas & Electric, Sr. Unscd. Bonds	6.05	3/1/2034	465,000	499,127
Pacific Gas & Electric, Sr. Unscd. Notes	4.75	2/15/2044	500,000	456,884
Pacific Gas & Electric, Sr. Unscd. Notes	6.25	3/1/2039	400,000	431,585
PPL Capital Funding, Gtd. Notes	3.40	6/1/2023	400,000	392,457
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	500,000	521,284
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	622,353
Public Service Company of Colorado, First Mortgage Bonds	3.20	11/15/2020	750,000	749,200
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	296,451
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/2023	400,000	400,366
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/2022	1,000,000	965,316
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	43,379
South Carolina Electric & Gas, First Mortgage Bonds	4.50	6/1/2064	250,000	216,953
South Carolina Electric & Gas, First Mortgage Bonds	6.63	2/1/2032	200,000	234,410
Southern California Edison, First Mortgage Bonds	3.88	6/1/2021	400,000	402,349
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	80,553
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	450,000	527,264
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000	291,363
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000	296,943
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000	237,731
Toledo Edison, Sr. Scd. Notes	6.15	5/15/2037	200,000	236,348

60

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.4% (continued)
Utilities - 1.8% (continued)
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000	465,957
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	500,000	454,303
Wisconsin Energy, Sr. Unscd. Bonds	3.55	6/15/2025	140,000	137,426
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000	247,814
				21,480,835
Total Bonds and Notes (cost $1,235,795,263)			1,203,584,901
Description	7-Day Yield (%)		Shares	Value ($)
Investment Companies - 9.3%
Registered Investment Companies - 9.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $112,138,042)	2.21		112,138,042	[f] 112,138,042

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $9,124,069)	2.12		9,124,069	[f] 9,124,069
Total Investments (cost $1,357,057,374)			110.5%	1,324,847,012
Liabilities, Less Cash and Receivables			(10.5%)	(125,925,660)
Net Assets			100.0%	1,198,921,352

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $4,994,198 or .42% of net assets.

b Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $16,984,689 and the value of the collateral held by the fund was $17,605,312, consisting of cash collateral of $9,124,069 and U.S. Government & Agency securities valued at $8,481,243.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

61

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	43.2
Mortgage Securities	30.7
Investment Companies	10.1
Financial	8.8
Consumer, Non-cyclical	4.5
Energy	2.8
Communications	2.6
Utilities	1.8
Industrial	1.7
Technology	1.6
Consumer, Cyclical	1.5
Basic Materials	.7
Asset Backed Securities	.5
110.5

† Based on net assets.

See notes to financial statements.

62

Statement of TBA Sale Commitments

October 31, 2018

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
U.S. Government Agencies Mortgage-Backed - .4%
Federal Home Loan Mortgage Corp.:
2.50%	250,000	[a,b]	239,219
3.00%	100,000	[a,b]	97,958
5.50%	200,000	[a,b]	211,703
Federal National Mortgage Association:
2.50%	75,000	[a,b]	68,560
4.00%	450,000	[a,b]	457,313
4.50%	675,000	[a,b]	684,440
5.00%	350,000	[a,b]	365,285
5.50%	100,000	[a,b]	106,004
Government National Mortgage Association I:
4.00%	125,000	[a]	125,794
5.00%	1,600,000	[a]	1,661,375
5.50%	500,000	[a]	531,113
Total Sale Commitments (cost $4,546,782)		4,548,764

a Purchased on a forward commitment basis.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

63

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales ($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	128,121,390	328,287,316	344,270,664	112,138,042	9.3	1,799,781
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	10,441,693	118,111,226	119,428,850	9,124,069.8		–
Total	138,563,083	446,398,542	463,699,514	121,262,111	10.1	1,799,781

See notes to financial statements.

64

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,984,689)—Note 1(b):
Unaffiliated issuers	1,235,795,263	1,203,584,901
Affiliated issuers	121,262,111	121,262,111
Receivable for investment securities sold		16,450,756
Interest and securities lending income receivable		7,841,015
Receivable for shares of Common Stock subscribed		1,652,538
Cash collateral held by broker—Note 4		86,953
Due from The Dreyfus Corporation and affiliates—Note 3(b)		443,145
		1,351,321,419
Liabilities ($):
Cash overdraft due to Custodian		831,082
Payable for open mortgage dollar roll transactions—Note 4		84,214,617
Payable for investment securities purchased		46,046,057
Liability for securities on loan—Note 1(b)		9,124,069
Payable for shares of Common Stock redeemed		6,929,907
TBA sale commitments, at value (proceeds $4,546,782)—Note 4		4,548,764
Directors fees and expenses payable		696,426
Interest payable—Note 2		9,145
		152,400,067
Net Assets ($)		1,198,921,352
Composition of Net Assets ($):
Paid-in capital		1,246,670,807
Total distributable earnings (loss)		(47,749,455)
Net Assets ($)		1,198,921,352

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	397,658,038	801,263,314
Shares Outstanding	40,444,264	81,476,287
Net Asset Value Per Share ($)	9.83	9.83

See notes to financial statements.

65

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Interest	31,802,368
Dividends from affiliated issuers	1,799,781
Income from securities lending—Note 1(b)	87,294
Total Income	33,689,443
Expenses:
Management fee—Note 3(a)	1,844,547
Distribution fees—Note 3(b)	1,038,854
Directors’ fees—Note 3(a,c)	762,053
Loan commitment fees—Note 2	27,241
Total Expenses	3,672,695
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(762,053)
Net Expenses	2,910,642
Investment Income—Net	30,778,801
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,711,790)
Net unrealized appreciation (depreciation) on investments	(51,779,067)
Net Realized and Unrealized Gain (Loss) on Investments	(58,490,857)
Net (Decrease) in Net Assets Resulting from Operations	(27,712,056)

See notes to financial statements.

66

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	30,778,801	40,275,804
Net realized gain (loss) on investments	(6,711,790)	(3,397,769)
Net unrealized appreciation (depreciation) on investments	(51,779,067)	(45,222,806)
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,712,056)	(8,344,771)
Distributions ($):
Distributions to shareholders:
Investor Shares	(10,448,065)	(21,181,908)
Class I	(22,427,030)	(33,822,504)
Total Distributions	(32,875,095)	(55,004,412)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	156,190,286	214,786,858
Class I	310,838,854	508,333,922
Distributions reinvested:
Investor Shares	10,241,750	20,970,958
Class I	19,002,074	29,825,623
Cost of shares redeemed:
Investor Shares	(245,948,883)	(820,290,943)
Class I	(387,362,890)	(925,346,555)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(137,038,809)	(971,720,137)
Total Increase (Decrease) in Net Assets	(197,625,960)	(1,035,069,320)
Net Assets ($):
Beginning of Period	1,396,547,312	2,431,616,632
End of Period	1,198,921,352	1,396,547,312
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	15,509,429	20,840,081
Shares issued for distributions reinvested	1,017,689	2,043,464
Shares redeemed	(24,234,565)	(79,720,111)
Net Increase (Decrease) in Shares Outstanding	(7,707,447)	(56,836,566)
Class Ib
Shares sold	30,819,919	49,324,881
Shares issued for distributions reinvested	1,888,258	2,900,716
Shares redeemed	(38,209,455)	(90,223,852)
Net Increase (Decrease) in Shares Outstanding	(5,501,278)	(37,998,255)

[a]Distributions to shareholders include $16,088,193 of Investor shares and $27,387,856 of Class I from net investment income and $5,093,715 of Investor shares and $6,434,648 of Class I from net realized gains. Undistributed investment income—net was $1,302,389 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended October 31, 2018, 1 Investor share representing $7 was exchanged for 1 Class I share.
See notes to financial statements.

67

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.33	10.57	10.45	10.60	10.62
Investment Operations:
Investment income—net[a]	.23	.20	.21	.21	.23
Net realized and unrealized gain (loss) on investments	(.47)	(.16)	.19	(.05)	.14
Total from Investment Operations	(.24)	.04	.40	.16	.37
Distributions:
Dividends from investment income—net	(.25)	(.23)	(.23)	(.23)	(.25)
Dividends from net realized gain on investments	(.01)	(.05)	(.05)	(.08)	(.14)
Total Distributions	(.26)	(.28)	(.28)	(.31)	(.39)
Net asset value, end of period	9.83	10.33	10.57	10.45	10.60
Total Return (%)	(2.42)	.39	3.85	1.54	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.41	.41	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.33	2.01	1.97	2.00	2.22
Portfolio Turnover Rate[b]	156.30	179.26	144.83	150.80	145.11
Net Assets, end of period ($ x 1,000)	397,658	497,586	1,109,787	1,040,129	1,190,994

a  Based on average shares outstanding.

b  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, 2017, 2016, 2015 and 2014 were 77.41%, 103.99%, 95.05%, 79.15% and 89.76%, respectively.

See notes to financial statements.

68

Class I Shares	Year Ended October 31,
	2018	2017	2016[a]	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.34	10.58	10.46	10.61	10.62
Investment Operations:
Investment income—net[b]	.26	.23	.23	.24	.26
Net realized and unrealized gain (loss) on investments	(.49)	(.17)	.20	(.06)	.15
Total from Investment Operations	(.23)	.06	.43	.18	.41
Distributions:
Dividends from investment income—net	(.27)	(.25)	(.26)	(.25)	(.28)
Dividends from net realized gain on investments	(.01)	(.05)	(.05)	(.08)	(.14)
Total Distributions	(.28)	(.30)	(.31)	(.33)	(.42)
Net asset value, end of period	9.83	10.34	10.58	10.46	10.61
Total Return (%)	(2.27)	.64	4.11	1.79	3.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.16	.16	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.58	2.27	2.23	2.24	2.47
Portfolio Turnover Rate[c]	156.30	179.26	144.83	150.80	145.11
Net Assets, end of period ($ x 1,000)	801,263	898,961	1,321,830	1,457,305	1,220,628

a  On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

b  Based on average shares outstanding.

c  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, 2017, 2016, 2015 and 2014 were 77.41%, 103.99%, 95.05%, 79.15% and 89.76%, respectively.

See notes to financial statements.

69

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class I. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

70

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

71

NOTES TO FINANCIAL STATEMENTS (continued)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

72

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	6,408,194	-	6,408,194
Commercial Mortgage-Backed	-	22,406,035	-	22,406,035
Corporate Bonds†	-	311,723,282	-	311,723,282
Foreign Government	-	35,892,297	-	35,892,297
Investment Companies	121,262,111	-	-	121,262,111
Municipal Bonds	-	6,526,247	-	6,526,247
U.S. Government Agencies/ Mortgage-Backed	-	360,029,619	-	360,029,619
U.S. Treasury	-	460,599,227	-	460,599,227
Liabilities ($)
Other Financial Instruments:
TBA Sales Commitments	-	(4,548,764)	-	(4,548,764)

†  See Statement of Investments for additional detailed categorizations.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in

73

NOTES TO FINANCIAL STATEMENTS (continued)

a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $16,690 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

74

tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $646,791, accumulated capital losses $13,316,126 and unrealized depreciation $35,080,120.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The funds has $11,267,230 of short-term capital losses and $2,048,896 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $32,875,095 and $50,195,532, and long-term capital gains $0 and $4,808,880, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, amortization adjustments, dividend reclassification and consent fees, the fund decreased total distributable earnings (loss) by $16,797 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU

75

NOTES TO FINANCIAL STATEMENTS (continued)

2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $762,053.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2018, Investor shares were charged $1,038,854 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a

76

majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $153,178 and Distribution Plan fees $85,518, which are offset against an expense reimbursement currently in effect in the amount of $681,841.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $1,926,579,335 and $2,099,894,257, respectively, of which $973,582,064 in purchases and $972,385,839 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2018, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

77

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018, the cost of investments for federal income tax purposes was $1,359,925,150; accordingly, accumulated net unrealized depreciation on investments was $35,078,178, consisting of $6,708,471 gross unrealized appreciation and $41,786,609 gross unrealized depreciation.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Dreyfus/Laurel Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, TBA Sale Commitments and investments in affiliated issuers, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

79

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 90.16% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0061 as a short-term capital gain dividend paid on December 20, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

80

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

81

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member

82

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

83

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

84

NOTES

85

For More Information

Dreyfus Bond Market Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DBMIX Class I: DBIRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0310AR1018

Dreyfus Disciplined Stock Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Disciplined Stock Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by George E. DeFina and John C. Bailer, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Disciplined Stock Fund produced a total return of 8.34%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 7.35% for the same period.2

U.S. equities advanced during the reporting period amid improving economic prospects and better-than-expected corporate earnings. The fund outperformed its benchmark, supported primarily by strong security selection in the information technology, consumer staples, health care, and utilities sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. We use an investment process designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

We use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: Value, or how a stock is priced relative to its perceived intrinsic worth; Growth, in this case the sustainability or growth of earnings; and Financial Profile, which measures the financial health of the company. The model screens each stock for relative attractiveness within its economic sector and industry and, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Positive Economic Trends in the Face of Rising Volatility

A positive economic backdrop supported equity markets in late 2017, including sustained GDP growth and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017 sparked additional market gains, driving the Index to new all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance.

Economic data in January indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear. However, concerns about rising inflationary pressures, prospects for more aggressive interest-rate hikes by the Fed, and increasing global trade tensions began to weigh on market

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

sentiment. As a result, markets experienced volatility and dipped sharply in February. However, information technology stocks continued to produce relatively strong results, while more defensive sectors found greater support, and energy stocks were bolstered by rising petroleum prices.

Despite growing investor concerns about trade relations, rising interest rates, slowing global growth, and a variety of geopolitical developments, stocks continued to climb as the reporting period progressed. Stock market performance was supported by strong business activity in the United States as well as robust growth in corporate earnings. Late in the period, however, equity markets sold off worldwide on concerns about higher interest rates, trade tensions, and slower economic growth.

Stock Selection Supported Fund Results

The fund outperformed its benchmark primarily on the strength of successful stock selection in the information technology, consumer staples, health care, and utilities sectors. In the information technology sector, companies in the software industry, including cybersecurity provider Fortinet, data analysis company Splunk, and cloud services specialist HubSpot, contributed positively to the fund’s performance. Communications equipment provider Cisco Systems also added to the fund’s relative returns. In the consumer staples sector, the fund held relatively little exposure to the lagging tobacco and household products industries, instead it found better-positioned investments among food products producers, such as Kellogg, and retailers, such as Costco Wholesale, and top health care sector holdings included pharmaceutical giants Pfizer and Merck & Co. as well as veterinary products company IDEXX Laboratories. Underweighted exposure to the biotech industry further bolstered relative returns, as did an underweight to the utilities sector. Investments in electric utilities FirstEnergy and PPL also bolstered the fund’s performance.

On the other hand, disappointing returns from the materials sector, including construction materials producer Vulcan Materials and miner Freeport-McMoRan, detracted from the fund’s performance. In the communication services sector, the fund’s lack of exposure to entertainment company Netflix hindered performance, while a position in social media company Facebook also detracted. A lack of exposure to sports apparel giant Nike and to multi-line retailers such as Target, Kohl’s and Macy’s, which experienced strong returns, hurt the fund’s performance as well.

Finding Opportunities in a Growing Economy

We believe that underlying economic conditions remain positive amid sustained U.S. growth and mild inflation. While we remain watchful of the impact of geopolitical developments and rising interest rates, we have continued to find attractive investment opportunities in many areas, particularly the financials, materials, communication services, and energy sectors. In contrast, as of the end of the reporting period, the fund held underweighted exposure to the

4

consumer discretionary, consumer staples, industrials, real estate, health care, information technology, and utilities sectors.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	1 Year	5 Years	10 Years
Fund	8.34%	10.01%	11.56%
S&P 500® Index	7.35%	11.33%	13.23%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

Expenses paid per $1,000†	$5.11
Ending value (after expenses)	$1,027.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 96.7%
Automobiles & Components - .6%
General Motors	101,143		3,700,822
Banks - 7.5%
Bank of America	515,403		14,173,582
Citigroup	132,506		8,673,843
JPMorgan Chase & Co.	169,658		18,496,115
U.S. Bancorp	55,851		2,919,332
			44,262,872
Capital Goods - 4.5%
Honeywell International	57,307		8,299,200
Quanta Services	92,695	[a]	2,892,084
Raytheon	30,917		5,411,712
Resideo Technologies	9,551		201,052
United Technologies	80,302		9,974,311
			26,778,359
Consumer Services - 2.4%
Chipotle Mexican Grill	12,577	[a]	5,789,570
Las Vegas Sands	69,398		3,541,380
McDonald's	28,272		5,001,317
			14,332,267
Diversified Financials - 7.3%
Ameriprise Financial	32,724		4,163,802
Berkshire Hathaway	87,878	[a]	18,039,596
Goldman Sachs	26,203		5,905,370
LPL Financial Holdings	49,062		3,022,219
Morgan Stanley	139,698		6,378,611
Voya Financial	136,829		5,987,637
			43,497,235
Energy - 6.9%
Anadarko Petroleum	72,343		3,848,648
Hess	69,280		3,976,672
Marathon Petroleum	136,295		9,601,983
Occidental Petroleum	126,948		8,514,402
Phillips 66	85,227		8,763,040
Valero Energy	67,855		6,180,912
			40,885,657
Food & Staples Retailing - 1.0%
Costco Wholesale	26,619		6,085,902
Food, Beverage & Tobacco - 3.9%
Coca-Cola European Partners	76,550		3,482,260
ConAgra Brands	242,399		8,629,404
Kellogg	66,993		4,386,702

8

Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
Food, Beverage & Tobacco - 3.9% (continued)
PepsiCo	56,574		6,357,786
			22,856,152
Health Care Equipment & Services - 6.8%
Becton Dickinson and Co.	22,247		5,127,933
CVS Health	88,271		6,389,938
Edwards Lifesciences	32,917	[a]	4,858,549
HCA Healthcare	23,575		3,147,970
Humana	14,957		4,792,372
McKesson	24,016		2,996,236
Quest Diagnostics	45,392		4,271,841
UnitedHealth Group	18,267		4,774,080
WellCare Health Plans	15,209	[a]	4,197,532
			40,556,451
Insurance - 1.6%
American International Group	103,159		4,259,435
Hartford Financial Services	115,821		5,260,590
			9,520,025
Materials - 5.1%
CF Industries Holdings	123,124		5,913,646
DowDuPont	87,540		4,720,157
Freeport-McMoRan	434,832		5,065,793
Mosaic	240,124		7,429,437
Vulcan Materials	72,093		7,291,486
			30,420,519
Media & Entertainment - 3.0%
Comcast, Cl. A	258,884		9,873,836
Omnicom Group	104,706	[b]	7,781,750
			17,655,586
Pharmaceuticals Biotechnology & Life Sciences - 7.0%
Biogen	19,444	[a]	5,916,226
Illumina	9,847	[a]	3,063,894
Merck & Co.	254,253		18,715,563
Pfizer	328,260		14,134,876
			41,830,559
Real Estate - 1.7%
Lamar Advertising, Cl. A	105,008	[c]	7,699,187
Outfront Media	148,776	[c]	2,636,311
			10,335,498
Retailing - 4.5%
Amazon.com	12,086	[a]	19,313,549
GrubHub	24,900	[a]	2,309,226
O'Reilly Automotive	16,342	[a]	5,241,696
			26,864,471

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom	13,051		2,916,768
NVIDIA	16,878		3,558,389
Qualcomm	67,287		4,231,679
Texas Instruments	43,075		3,998,652
			14,705,488
Software & Services - 12.0%
Activision Blizzard	85,114		5,877,122
Alphabet, Cl. C	21,558	[a]	23,213,008
FleetCor Technologies	18,778	[a]	3,756,163
HubSpot	30,349	[a]	4,116,842
International Business Machines	65,382		7,547,044
Microsoft	72,614		7,755,901
Oracle	94,665		4,623,439
PayPal Holdings	52,369	[a]	4,408,946
Teradata	101,229	[a,b]	3,684,736
Visa, Cl. A	43,158		5,949,330
			70,932,531
Technology Hardware & Equipment - 8.7%
Apple	123,528		27,035,338
Cisco Systems	366,160		16,751,820
Corning	116,867		3,733,901
Palo Alto Networks	22,983	[a]	4,206,808
			51,727,867
Telecommunication Services - 4.9%
AT&T	411,312		12,619,052
Verizon Communications	291,864		16,662,516
			29,281,568
Transportation - 2.5%
Delta Air Lines	187,124		10,241,297
Union Pacific	29,314		4,286,293
			14,527,590
Utilities - 2.3%
FirstEnergy	110,501		4,119,477
PPL	302,976		9,210,470
			13,329,947
Total Common Stocks (cost $486,338,605)			574,087,366

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
SPDR S&P 500 ETF Trust (cost $3,146,393)	10,802	[b]	2,923,345

10

Description	7-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,270,212)	2.21	11,270,212	[d]	11,270,212
Total Investments (cost $500,755,210)		99.1%		588,280,923
Cash and Receivables (Net)		.9%		5,491,954
Net Assets		100.0%		593,772,877

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $12,061,747 and the value of the collateral held by the fund was $12,310,703, consisting of U.S. Government & Agency securities.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.1
Financials	16.4
Health Care	13.9
Consumer Discretionary	10.5
Industrials	7.0
Energy	6.9
Materials	5.1
Telecommunication Services	4.9
Consumer Staples	4.9
Investment Companies	2.4
Utilities	2.3
Real Estate	1.7
99.1

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	7,357,140	48,995,661	56,352,801	—	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,300,069	163,405,264	161,435,121	11,270,212	1.9	106,682
Total	16,657,209	212,400,925	217,787,922	11,270,212	1.9	106,682

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,061,747)—Note 1(c):
Unaffiliated issuers	489,484,998	577,010,711
Affiliated issuers	11,270,212	11,270,212
Receivable for investment securities sold		8,980,440
Receivable for shares of Common Stock subscribed		908,676
Dividends and securities lending income receivable		650,064
		598,820,103
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		511,548
Payable for investment securities purchased		4,284,884
Payable for shares of Common Stock redeemed		246,094
Directors fees and expenses payable		4,700
		5,047,226
Net Assets ($)		593,772,877
Composition of Net Assets ($):
Paid-in capital		416,953,566
Total distributable earnings (loss)		176,819,311
Net Assets ($)		593,772,877
Shares Outstanding
(245 million shares of $.001 par value Common Stock authorized)		15,867,320
Net Asset Value Per Share ($)		37.42

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,965,118
Affiliated issuers	106,682
Income from securities lending—Note 1(c)	22,658
Total Income	12,094,458
Expenses:
Management fee—Note 3(a)	5,577,303
Distribution fees—Note 3(b)	619,700
Directors’ fees—Note 3(a,c)	50,132
Loan commitment fees—Note 2	13,979
Total Expenses	6,261,114
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(50,132)
Net Expenses	6,210,982
Investment Income—Net	5,883,476
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	87,435,335
Net unrealized appreciation (depreciation) on investments	(43,550,698)
Net Realized and Unrealized Gain (Loss) on Investments	43,884,637
Net Increase in Net Assets Resulting from Operations	49,768,113

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	5,883,476	5,958,792
Net realized gain (loss) on investments	87,435,335	54,974,431
Net unrealized appreciation (depreciation) on investments	(43,550,698)	48,226,593
Net Increase (Decrease) in Net Assets Resulting from Operations	49,768,113	109,159,816
Distributions ($):
Distributions to shareholders	(60,114,651)	(17,300,918)
Capital Stock Transactions ($):
Net proceeds from shares sold	9,095,494	19,011,992
Distributions reinvested	57,606,534	16,576,319
Cost of shares redeemed	(60,767,858)	(67,559,365)
Increase (Decrease) in Net Assets from Capital Stock Transactions	5,934,170	(31,971,054)
Total Increase (Decrease) in Net Assets	(4,412,368)	59,887,844
Net Assets ($):
Beginning of Period	598,185,245	538,297,401
End of Period	593,772,877	598,185,245
Capital Share Transactions (Shares):
Shares sold	240,755	538,395
Shares issued for distributions reinvested	1,604,164	488,454
Shares redeemed	(1,599,375)	(1,877,034)
Net Increase (Decrease) in Shares Outstanding	245,544	(850,185)

[a]Distributions to shareholders include $5,851,063 of distributions from net investment income and $11,449,855 distributions from net realized gains. Undistributed investment income—net was $1,887,354 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	38.29	32.68	35.74	37.63	40.23
Investment Operations:
Investment income—net[a]	.36	.37	.37	.32	.24
Net realized and unrealized gain (loss) on investments	2.65	6.30	.60	1.96	3.86
Total from Investment Operations	3.01	6.67	.97	2.28	4.10
Distributions:
Dividends from investment income—net	(.32)	(.36)	(.37)	(.30)	(.24)
Dividends from net realized gain on investments	(3.56)	(.70)	(3.66)	(3.87)	(6.46)
Total Distributions	(3.88)	(1.06)	(4.03)	(4.17)	(6.70)
Net asset value, end of period	37.42	38.29	32.68	35.74	37.63
Total Return (%)	8.34	20.84	3.15	6.62	11.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets	.95	1.02	1.15	.90	.65
Portfolio Turnover Rate	72.06	55.38	49.27	65.96	69.22
Net Assets, end of period ($ x 1,000)	593,773	598,185	538,297	564,964	588,912

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

18

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Common Stocks†	574,087,366	–	–	574,087,366
Exchange-Traded Funds	2,923,345	–	–	2,923,345
Investment Companies	11,270,212	–	–	11,270,212

† See Statement of Investments for additional detailed categorizations.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

19

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $4,073 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital

20

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,090,148, undistributed capital gains $77,702,232 and unrealized appreciation $87,026,931.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $16,383,703 and $5,851,063, and long-term capital gains $43,730,948 and $11,449,855, respectively.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each,

21

NOTES TO FINANCIAL STATEMENTS (continued)

a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $50,132.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and Dreyfus for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2018, the fund was charged $619,700 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

22

$468,556 and Distribution Plan fees $52,061, which are offset against an expense reimbursement currently in effect in the amount of $9,069.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $440,015,330 and $492,775,803, respectively.

At October 31, 2018, the cost of investments for federal income tax purposes was $501,253,992; accordingly, accumulated net unrealized appreciation on investments was $87,026,931, consisting of $110,218,138 gross unrealized appreciation and $23,191,207 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Dreyfus/Laurel Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $10,092,087 as ordinary income dividends paid during the year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 70,17% of ordinary income dividends paid during the year ended October 31, 2018 as eligible for the corporate dividends receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.8256 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.7321 as a short-term capital gain dividend paid on December 6, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

26

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

28

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

29

For More Information

Dreyfus Disciplined Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DDSTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0728AR1018

Dreyfus Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Institutional S&P 500 Stock Index Fund (Class I) produced a total return of 7.11%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 7.35% for the same period.2,3

U.S. equities advanced moderately during the reporting period, amid strong economic indicators and high corporate earnings. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate index performance, the fund’s portfolio managers use a passive management approach and generally purchase all of the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Positive Economic Trends in the Face of Rising Volatility

A positive economic backdrop supported U.S. equity markets in late 2017, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017 sparked additional market gains, driving the Index to new, all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance at the time.

In the first few months of 2018, volatility entered the picture, as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, and the upward trend continued, on the back of continued positive economic data, corporate balance-sheet strength, and robust consumer spending. Non-U.S. markets, however, slowed as the rate of economic improvement in areas such as the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns over issues abroad in areas such as Italy, Turkey, Argentina, and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets.

Information Technology Stocks Lead the Market

The information technology sector led the Index over the reporting period, driven higher by software developers and technology service companies. However, investors appeared to

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

become more selective in an industry group with rich valuations, favoring profitable companies with sustainable growth rates, such as cloud computing specialists, payment processors, and IT consulting firms. Consumer discretionary stocks also posted high returns, supported primarily by gains in a small number of mega-cap growth stocks. Most notably, online retailer Amazon.com continued to surge, as investors responded positively to its expansion into other industries, such as groceries, travel, and health care. Home improvement companies, such as Lowe’s and Home Depot, also helped the sector, as people make improvements to their homes. Automotive parts companies also benefited from the trend, as people purchase parts to fix their old cars, as opposed to buying new ones. Health care also rebounded to become a top-performing sector during the period.

Laggards for the reporting period included sectors negatively affected by trade disputes, such as materials and industrials. In general, materials companies are affected by trade issues with China. China has traditionally been one of the biggest purchasers of raw materials. They have been purchasing less. Metals and mining companies are also affected. Elsewhere in the sector, the rising price of oil has put pressure on profit margins of chemical companies that use oil-based products as an input for many of their goods. Higher freight costs also hurt returns. Industrial companies also lagged during the period. Industrial conglomerates, such as General Electric, whose stock price dropped throughout the period, resulted in industrials being the worst-performing sector. Machinery companies are also under pressure because of trade tensions, rising costs of raw materials, and revenue delays caused by labor shortages, which prolong the completion of projects.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears intact, supported by a strong labor market and sound corporate balance sheets. Although the recovery progress of non-U.S. developed markets seemed to stall in February and remains under fire due to geopolitical issues, the underlying fundamentals remain neutral. The market’s currently constructive conditions could be undermined by unexpected political and economic developments as geopolitical tensions potentially escalate. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund Class I shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the Class I shares of Dreyfus Institutional S&P 500 Stock Index Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index  is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	1 Year	5 Years	10 Years
Fund	7.11%	11.12%	13.06%
S&P 500® Index	7.35%	11.33%	13.23%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,032.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - .5%
Aptiv	29,693		2,280,422
BorgWarner	21,535		848,694
Ford Motor	431,770		4,123,404
General Motors	144,560		5,289,450
Goodyear Tire & Rubber	25,148		529,617
Harley-Davidson	17,242		658,989
			13,730,576
Banks - 6.0%
Bank of America	1,026,400		28,226,000
BB&T	85,846		4,220,189
Citigroup	278,024		18,199,451
Citizens Financial Group	53,412		1,994,938
Comerica	18,624		1,518,973
Fifth Third Bancorp	76,157		2,055,477
Huntington Bancshares	120,607		1,728,298
JPMorgan Chase & Co.	371,289		40,477,927
KeyCorp	115,981		2,106,215
M&T Bank	15,970		2,641,598
People's United Financial	39,010	[a]	610,897
PNC Financial Services	51,858		6,663,234
Regions Financial	125,139		2,123,609
SunTrust Banks	51,749		3,242,592
SVB Financial Group	5,787	[b]	1,372,850
U.S. Bancorp	169,292		8,848,893
Wells Fargo & Co.	478,675		25,479,870
Zions Bancorporation	21,877	[a]	1,029,313
			152,540,324
Capital Goods - 6.5%
3M	65,102		12,386,307
A.O. Smith	15,167		690,554
Allegion	10,666		914,396
AMETEK	25,359		1,701,082
Arconic	45,004		914,931
Boeing	59,088		20,967,968
Caterpillar	65,407		7,935,177
Cummins	16,925		2,313,478
Deere & Co.	35,435		4,799,316
Dover	16,404		1,358,907
Eaton	47,895		3,432,635
Emerson Electric	69,854		4,741,690
Fastenal	30,751	[a]	1,580,909

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Capital Goods - 6.5% (continued)
Flowserve	15,227		698,919
Fluor	15,946		699,392
Fortive	33,167		2,462,650
Fortune Brands Home & Security	16,065		720,194
General Dynamics	30,719		5,301,485
General Electric	954,161		9,637,026
Harris	13,206		1,963,864
Honeywell International	82,343		11,924,913
Huntington Ingalls Industries	5,113		1,117,088
Illinois Tool Works	33,570		4,282,525
Ingersoll-Rand	27,364		2,625,302
Jacobs Engineering Group	13,226		993,140
Johnson Controls International	100,580		3,215,543
L3 Technologies	8,544		1,618,832
Lockheed Martin	27,192		7,990,369
Masco	33,482		1,004,460
Northrop Grumman	19,208		5,031,536
PACCAR	38,564		2,206,246
Parker-Hannifin	14,802		2,244,427
Pentair	17,981		721,937
Quanta Services	18,360	[b]	572,832
Raytheon	31,487		5,511,484
Resideo Technologies	51		1,070
Rockwell Automation	14,008		2,307,538
Rockwell Collins	18,114		2,318,954
Roper Technologies	11,393		3,223,080
Snap-on	6,549	[a]	1,008,153
Stanley Black & Decker	17,195		2,003,561
Textron	27,537		1,476,809
TransDigm Group	5,153	[b]	1,701,778
United Rentals	9,232	[b]	1,108,486
United Technologies	82,958		10,304,213
W.W. Grainger	5,081	[a]	1,442,852
Xylem	19,141		1,255,267
			164,433,275
Commercial & Professional Services - .7%
Cintas	9,404		1,710,305
Copart	22,190	[a,b]	1,085,313
Equifax	12,818		1,300,258
IHS Markit	39,680	[b]	2,084,390
Nielsen Holdings	37,563		975,887
Republic Services	24,370		1,771,212
Robert Half International	13,472		815,460

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Commercial & Professional Services - .7% (continued)
Rollins	8,593	[a]	508,706
Stericycle	9,736	[b]	486,508
Verisk Analytics	18,124	[b]	2,171,980
Waste Management	43,420		3,884,787
			16,794,806
Consumer Durables & Apparel - 1.1%
D.R. Horton	38,784		1,394,673
Garmin	12,392		819,855
Hanesbrands	41,492	[a]	712,003
Hasbro	12,537	[a]	1,149,768
Leggett & Platt	15,024	[a]	545,521
Lennar, Cl. A	32,122		1,380,604
Mattel	40,381	[a,b]	548,374
Michael Kors Holdings	15,801	[b]	875,533
Mohawk Industries	6,775	[b]	845,046
Newell Brands	48,454		769,450
NIKE, Cl. B	140,977		10,578,914
PulteGroup	29,997		737,026
PVH	8,405		1,015,240
Ralph Lauren	6,068		786,473
Tapestry	30,359		1,284,489
Under Armour, Cl. A	20,587	[a,b]	455,179
Under Armour, Cl. C	20,737	[b]	411,215
VF	36,072		2,989,647
Whirlpool	7,050		773,808
			28,072,818
Consumer Services - 1.7%
Carnival	44,472		2,492,211
Chipotle Mexican Grill	2,558	[b]	1,177,524
Darden Restaurants	13,660		1,455,473
H&R Block	24,076		638,977
Hilton Worldwide Holdings	32,820		2,335,799
Marriott International, Cl. A	31,868		3,725,051
McDonald's	85,698		15,159,976
MGM Resorts International	54,779		1,461,504
Norwegian Cruise Line Holdings	23,180	[b]	1,021,543
Royal Caribbean Cruises	18,562		1,943,998
Starbucks	149,174		8,692,369
Wynn Resorts	10,719		1,078,331
Yum! Brands	35,540		3,213,171
			44,395,927
Diversified Financials - 5.2%
Affiliated Managers Group	6,173		701,623

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Diversified Financials - 5.2% (continued)
American Express	78,496		8,063,894
Ameriprise Financial	15,962		2,031,005
Bank of New York Mellon	102,450		4,848,959
Berkshire Hathaway	215,009	[b]	44,137,048
BlackRock	13,451		5,534,010
Capital One Financial	52,751		4,710,664
CBOE Holdings	12,728		1,436,355
Charles Schwab	132,657		6,134,060
CME Group	37,570		6,884,327
Discover Financial Services	38,370		2,673,238
E*TRADE Financial	30,026		1,483,885
Franklin Resources	36,126	[a]	1,101,843
Goldman Sachs	38,667		8,714,382
Intercontinental Exchange	63,656		4,904,058
Invesco	45,450		986,720
Jefferies Financial Group	32,214		691,635
Moody's	18,510		2,692,835
Morgan Stanley	146,690		6,697,865
MSCI	9,839		1,479,589
Nasdaq	13,452		1,166,423
Northern Trust	24,580		2,312,241
Raymond James Financial	14,629		1,121,898
S&P Global	27,759		5,061,021
State Street	41,806		2,874,163
Synchrony Financial	75,641		2,184,512
T. Rowe Price Group	26,707		2,590,312
			133,218,565
Energy - 5.7%
Anadarko Petroleum	56,404		3,000,693
Apache	41,826	[a]	1,582,278
Baker Hughes	45,852		1,223,790
Cabot Oil & Gas	49,065		1,188,845
Chevron	211,443		23,607,611
Cimarex Energy	10,914		867,336
Concho Resources	22,045	[b]	3,066,239
ConocoPhillips	128,628		8,991,097
Devon Energy	58,148		1,883,995
EOG Resources	63,591		6,698,676
EQT	29,062		987,236
Exxon Mobil	467,257		37,231,038
Halliburton	96,904		3,360,631
Helmerich & Payne	12,453		775,697
Hess	28,808		1,653,579

10

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Energy - 5.7% (continued)
HollyFrontier	18,028		1,215,808
Kinder Morgan	207,894		3,538,356
Marathon Oil	93,627		1,777,977
Marathon Petroleum	75,651		5,329,613
National Oilwell Varco	42,152		1,551,194
Newfield Exploration	22,772	[b]	459,994
Noble Energy	53,278		1,323,958
Occidental Petroleum	84,360		5,658,025
ONEOK	44,991		2,951,410
Phillips 66	47,075		4,840,252
Pioneer Natural Resources	18,922		2,786,643
Schlumberger	152,175		7,808,099
TechnipFMC	47,865		1,258,850
Valero Energy	47,602		4,336,066
Williams Cos.	133,125		3,238,931
			144,193,917
Food & Staples Retailing - 1.6%
Costco Wholesale	48,392		11,063,863
Kroger	87,995		2,618,731
Sysco	52,049		3,712,655
Walgreens Boots Alliance	93,299		7,442,461
Wal-Mart Stores	158,915		15,935,996
			40,773,706
Food, Beverage & Tobacco - 4.1%
Altria Group	208,137		13,537,230
Archer-Daniels-Midland	62,304		2,943,864
Brown-Forman, Cl. B	19,579		907,291
Campbell Soup	22,089	[a]	826,349
Coca-Cola	422,412		20,225,087
ConAgra Brands	50,671		1,803,888
Constellation Brands, Cl. A	18,776		3,740,742
General Mills	65,047		2,849,059
Hershey	15,512		1,662,111
Hormel Foods	28,317	[a]	1,235,754
J.M. Smucker	12,452		1,348,801
Kellogg	27,884		1,825,844
Kraft Heinz	68,456		3,763,026
McCormick & Co.	13,308	[a]	1,916,352
Molson Coors Brewing, Cl. B	19,729		1,262,656
Mondelez International, Cl. A	162,817		6,835,058
Monster Beverage	44,652	[b]	2,359,858
PepsiCo	156,077		17,539,933
Philip Morris International	170,778		15,040,418

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Food, Beverage & Tobacco - 4.1% (continued)
Tyson Foods, Cl. A	33,266		1,993,299
			103,616,620
Health Care Equipment & Services - 6.7%
Abbott Laboratories	193,603		13,346,991
ABIOMED	4,936	[b]	1,684,163
Aetna	35,932		7,128,909
Align Technology	7,965	[b]	1,761,858
AmerisourceBergen	17,306		1,522,928
Anthem	28,659		7,897,561
Baxter International	54,488		3,406,045
Becton Dickinson and Co	29,348		6,764,714
Boston Scientific	151,556	[b]	5,477,234
Cardinal Health	33,929		1,716,807
Centene	22,519	[b]	2,934,676
Cerner	36,201	[b]	2,073,593
Cigna	26,824		5,735,239
Cooper	5,546		1,432,587
CVS Health	111,677		8,084,298
Danaher	67,527		6,712,184
DaVita	14,168	[b]	954,073
Dentsply Sirona	25,898		896,848
Edwards Lifesciences	22,985	[b]	3,392,586
Express Scripts Holding	61,625	[b]	5,975,776
HCA Healthcare	29,883		3,990,277
Henry Schein	16,423	[a,b]	1,363,109
Hologic	31,473	[b]	1,227,132
Humana	15,086		4,833,705
IDEXX Laboratories	9,549	[b]	2,025,534
Intuitive Surgical	12,442	[b]	6,484,522
Laboratory Corporation of America Holdings	11,171	[b]	1,793,504
McKesson	22,658		2,826,812
Medtronic	148,777		13,363,150
Quest Diagnostics	15,417		1,450,894
ResMed	15,126		1,602,146
Stryker	34,336		5,569,986
UnitedHealth Group	106,222		27,761,120
Universal Health Services, Cl. B	9,530		1,158,467
Varian Medical Systems	9,955	[b]	1,188,328
WellCare Health Plans	5,490	[b]	1,515,185
Zimmer Biomet Holdings	21,954		2,493,755
			169,546,696

12

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Household & Personal Products - 1.6%
Church & Dwight	27,162		1,612,608
Clorox	13,797		2,048,165
Colgate-Palmolive	95,650		5,695,958
Coty	54,911	[a]	579,311
Estee Lauder, Cl. A	24,323		3,342,953
Kimberly-Clark	38,256		3,990,101
Procter & Gamble	274,887		24,376,979
			41,646,075
Insurance - 2.3%
Aflac	85,488		3,681,968
Allstate	39,010		3,734,037
American International Group	97,850		4,040,227
Aon	27,175		4,244,192
Arthur J. Gallagher & Co.	20,283		1,501,145
Assurant	6,114		594,342
Brighthouse Financial	13,157	[b]	521,412
Chubb	51,167		6,391,270
Cincinnati Financial	16,645		1,308,963
Everest Re Group	4,296		935,927
Hartford Financial Services	40,308		1,830,789
Lincoln National	24,355		1,465,927
Loews	29,447		1,371,052
Marsh & McLennan Cos.	55,525		4,705,744
MetLife	109,993		4,530,612
Principal Financial Group	29,945		1,409,511
Progressive	63,777		4,445,257
Prudential Financial	46,144		4,327,384
Torchmark	11,700		990,522
Travelers Cos	29,765		3,724,494
Unum	23,513		852,581
Willis Towers Watson	14,227		2,036,737
			58,644,093
Materials - 2.5%
Air Products & Chemicals	24,179		3,732,029
Albemarle	12,118	[a,b]	1,202,348
Avery Dennison	10,102		916,454
Ball	39,764	[a]	1,781,427
CF Industries Holdings	26,013		1,249,404
DowDuPont	255,315		13,766,585
Eastman Chemical	15,839		1,240,986
Ecolab	28,265		4,328,785
FMC	15,063		1,176,119
Freeport-McMoRan	159,386		1,856,847

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Materials - 2.5% (continued)
International Flavors & Fragrances	8,607	[a]	1,245,089
International Paper	44,523		2,019,563
Linde	59,906		9,912,646
LyondellBasell Industries, Cl. A	35,160		3,138,733
Martin Marietta Materials	7,051		1,207,695
Mosaic	40,304		1,247,006
Newmont Mining	57,430		1,775,736
Nucor	35,250		2,083,980
Packaging Corporation of America	9,888		907,817
PPG Industries	26,799		2,816,307
Sealed Air	17,166		555,492
Sherwin-Williams	8,942		3,518,409
Vulcan Materials	14,143		1,430,423
WestRock	27,871		1,197,617
			64,307,497
Media & Entertainment - 8.0%
Activision Blizzard	83,607		5,773,063
Alphabet, Cl. A	32,997	[b]	35,985,868
Alphabet, Cl. C	33,988	[b]	36,597,259
CBS, Cl. B	37,892		2,173,106
Charter Communications, Cl. A	19,769	[b]	6,333,395
Comcast, Cl. A	504,717		19,249,906
Discovery Communications, Cl. A	17,820	[a,b]	577,190
Discovery Communications, Cl. C	37,222	[b]	1,090,977
DISH Network, Cl. A	25,877	[b]	795,459
Electronic Arts	33,490	[b]	3,046,920
Facebook, Cl. A	266,222	[b]	40,409,837
Interpublic Group of Companies	44,152		1,022,560
Netflix	48,054	[b]	14,501,736
News Corp., Cl. A	44,010		580,492
News Corp., Cl. B	11,554		154,130
Omnicom Group	25,352		1,884,161
Take-Two Interactive Software	12,519	[b]	1,613,324
TripAdvisor	12,859	[b]	670,468
Twenty-First Century Fox, Cl. A	116,269		5,292,565
Twenty-First Century Fox, Cl. B	53,455		2,415,097
Twitter	79,034	[b]	2,746,432
Viacom, Cl. B	40,302		1,288,858
Walt Disney	164,136		18,847,737
			203,050,540
Pharmaceuticals Biotechnology & Life Sciences - 8.2%
AbbVie	166,684		12,976,349
Agilent Technologies	36,243		2,348,184

14

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.2% (continued)
Alexion Pharmaceuticals	24,283	[b]	2,721,396
Allergan	35,403		5,594,028
Amgen	71,624		13,808,391
Biogen	22,308	[b]	6,787,655
Bristol-Myers Squibb	180,058		9,100,131
Celgene	77,770	[b]	5,568,332
Eli Lilly & Co.	105,599		11,451,156
Gilead Sciences	143,383		9,775,853
Illumina	16,287	[b]	5,067,700
Incyte	19,682	[b]	1,275,787
IQVIA Holdings	17,783	[b]	2,186,064
Johnson & Johnson	296,073		41,447,259
Merck & Co.	293,730		21,621,465
Mettler-Toledo International	2,734	[b]	1,495,006
Mylan	57,862	[b]	1,808,188
Nektar Therapeutics	18,958	[b]	733,295
PerkinElmer	11,843	[a]	1,024,183
Perrigo	14,446	[a]	1,015,554
Pfizer	646,902		27,855,600
Regeneron Pharmaceuticals	8,544	[b]	2,898,467
Thermo Fisher Scientific	44,195		10,326,162
Vertex Pharmaceuticals	28,176	[b]	4,774,705
Waters	8,900	[b]	1,688,241
Zoetis	53,006		4,778,491
			210,127,642
Real Estate - 2.8%
Alexandria Real Estate Equities	11,644	[c]	1,423,246
American Tower	48,236	[c]	7,515,651
Apartment Investment & Management, Cl. A	17,092	[c]	735,640
AvalonBay Communities	15,359	[c]	2,693,662
Boston Properties	16,605	[c]	2,005,220
CBRE Group, Cl. A	34,290	[b]	1,381,544
Crown Castle International	45,376	[c]	4,934,186
Digital Realty Trust	22,846	[c]	2,359,078
Duke Realty	40,874	[c]	1,126,896
Equinix	8,698	[c]	3,294,281
Equity Residential	40,850	[c]	2,653,616
Essex Property Trust	7,059	[c]	1,770,256
Extra Space Storage	14,141	[c]	1,273,538
Federal Realty Investment Trust	7,949	[c]	986,073
HCP	49,076	[c]	1,352,044

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Real Estate - 2.8% (continued)
Host Hotels & Resorts	81,147	[c]	1,550,719
Iron Mountain	30,034	[c]	919,341
Kimco Realty	48,850	[c]	785,997
Macerich	12,689	[c]	655,006
Mid-America Apartment Communities	12,926	[c]	1,262,999
Prologis	69,374	[c]	4,472,542
Public Storage	16,253	[c]	3,339,504
Realty Income	30,916	[a,c]	1,863,307
Regency Centers	18,602	[c]	1,178,623
SBA Communications	12,656	[b,c]	2,052,424
Simon Property Group	33,833	[c]	6,209,032
SL Green Realty	9,919	[c]	905,208
UDR	29,997	[c]	1,175,582
Ventas	38,163	[c]	2,214,981
Vornado Realty Trust	19,273	[c]	1,312,106
Welltower	41,298	[c]	2,728,559
Weyerhaeuser	83,799	[c]	2,231,567
			70,362,428
Retailing - 6.3%
Advance Auto Parts	8,382		1,339,108
Amazon.com	45,184	[b]	72,204,484
AutoZone	2,988	[b]	2,191,608
Best Buy	27,337		1,917,964
Booking Holdings	5,247	[b]	9,835,921
CarMax	19,131	[a,b]	1,299,186
Dollar General	29,260		3,258,979
Dollar Tree	25,557	[b]	2,154,455
eBay	103,132	[b]	2,993,922
Expedia	13,191		1,654,547
Foot Locker	12,991		612,396
Gap	23,522		642,151
Genuine Parts	15,609		1,528,433
Home Depot	126,343		22,221,207
Kohl's	17,617		1,334,135
L Brands	28,117	[a]	911,553
LKQ	34,980	[b]	953,905
Lowe's	89,636		8,535,140
Macy's	33,603	[a]	1,152,247
Nordstrom	11,735	[a]	771,811
O'Reilly Automotive	8,917	[b]	2,860,128
Ross Stores	41,885		4,146,615
Target	59,117		4,943,955
The TJX Companies	69,279		7,612,377

16

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Retailing - 6.3% (continued)
Tiffany & Co.	11,958		1,330,925
Tractor Supply	13,635		1,252,920
Ulta Beauty	6,561	[b]	1,801,126
			161,461,198
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices	94,533	[a,b]	1,721,446
Analog Devices	40,980		3,430,436
Applied Materials	108,722		3,574,779
Broadcom	47,475		10,610,188
Intel	509,295		23,875,750
KLA-Tencor	17,454		1,597,739
Lam Research	17,451		2,473,330
Microchip Technology	26,282	[a]	1,728,830
Micron Technology	127,391	[b]	4,805,189
NVIDIA	67,094		14,145,428
Qorvo	13,299	[b]	977,609
Qualcomm	154,520	[a]	9,717,763
Skyworks Solutions	20,324		1,763,310
Texas Instruments	107,480		9,977,368
Xilinx	27,431		2,341,784
			92,740,949
Software & Services - 10.6%
Accenture	70,569		11,123,086
Adobe Systems	54,106	[b]	13,297,091
Akamai Technologies	18,556	[b]	1,340,671
Alliance Data Systems	5,035		1,038,116
ANSYS	9,052	[b]	1,353,727
Autodesk	23,804	[b]	3,076,667
Automatic Data Processing	48,281		6,956,326
Broadridge Financial Solutions	12,958		1,515,309
CA	34,296		1,521,371
Cadence Design Systems	32,200	[b]	1,435,154
Citrix Systems	13,744		1,408,348
Cognizant Technology Solutions, Cl. A	64,184		4,430,622
DXC Technology	30,981		2,256,346
Fidelity National Information Services	36,286		3,777,373
Fiserv	45,282	[b]	3,590,863
FleetCor Technologies	9,844	[b]	1,969,095
Fortinet	14,258	[b]	1,171,722
Gartner	10,313	[b]	1,521,374
Global Payments	17,862		2,040,376
International Business Machines	100,417		11,591,134
Intuit	28,465		6,006,115

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Software & Services - 10.6% (continued)
Mastercard, Cl. A	100,766		19,918,415
Microsoft	846,372		90,400,993
Oracle	313,424		15,307,628
Paychex	35,507		2,325,353
PayPal Holdings	130,290	[b]	10,969,115
Red Hat	19,206	[b]	3,296,518
salesforce.com	83,227	[b]	11,422,073
Symantec	67,783		1,230,261
Synopsys	16,308	[b]	1,460,055
Total System Services	17,869		1,628,759
VeriSign	11,776	[b]	1,678,551
Visa, Cl. A	196,300	[a]	27,059,955
Western Union	47,723	[a]	860,923
			269,979,485
Technology Hardware & Equipment - 6.4%
Amphenol	33,142		2,966,209
Apple	506,511		110,854,997
Arista Networks	5,652	[b]	1,301,938
Cisco Systems	505,738		23,137,513
Corning	91,307		2,917,259
F5 Networks	6,503	[b]	1,139,846
FLIR Systems	14,624		677,237
Hewlett Packard Enterprise	162,944		2,484,896
HP	175,311		4,232,008
IPG Photonics	4,224	[b]	564,115
Juniper Networks	39,107		1,144,662
Motorola Solutions	17,838		2,186,225
NetApp	28,899		2,268,283
Seagate Technology	29,072		1,169,567
TE Connectivity	38,230		2,883,307
Western Digital	32,123		1,383,538
Xerox	23,214		646,974
			161,958,574
Telecommunication Services - 2.1%
AT&T	801,642		24,594,377
CenturyLink	104,432		2,155,476
Verizon Communications	456,119		26,039,834
			52,789,687
Transportation - 2.1%
Alaska Air Group	14,124	[a]	867,496
American Airlines Group	46,166	[a]	1,619,503
CH Robinson Worldwide	14,674		1,306,426
CSX	90,715		6,246,635

18

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Transportation - 2.1% (continued)
Delta Air Lines	69,615		3,810,029
Expeditors International of Washington	19,963		1,341,114
FedEx	26,871		5,920,756
J.B. Hunt Transport Services	9,628		1,064,953
Kansas City Southern	11,465		1,168,971
Norfolk Southern	31,124		5,223,541
Southwest Airlines	57,145		2,805,820
Union Pacific	81,957		11,983,753
United Continental Holdings	25,393	[b]	2,171,355
United Parcel Service, Cl. B	76,502		8,150,523
			53,680,875
Utilities - 3.1%
AES	74,373		1,084,358
Alliant Energy	26,321		1,131,277
Ameren	25,832		1,668,231
American Electric Power	53,891		3,953,444
American Water Works	19,879		1,759,888
CenterPoint Energy	47,061		1,271,118
CMS Energy	32,181		1,593,603
Consolidated Edison	33,623		2,555,348
Dominion Resources	71,299		5,092,175
DTE Energy	19,839		2,229,904
Duke Energy	78,514		6,487,612
Edison International	36,252		2,515,526
Entergy	19,215	[a]	1,613,099
Evergy	29,663		1,660,831
Eversource Energy	35,050		2,217,263
Exelon	107,251		4,698,666
FirstEnergy	53,417		1,991,386
NextEra Energy	51,789		8,933,602
NiSource	39,864		1,010,951
NRG Energy	33,381		1,208,058
PG&E	56,997	[b]	2,668,030
Pinnacle West Capital	12,363		1,016,857
PPL	75,938		2,308,515
Public Service Enterprise Group	56,284		3,007,254
SCANA	16,314		653,376
Sempra Energy	30,127	[a]	3,317,585
Southern	111,107		5,003,148
WEC Energy Group	34,933		2,389,417
Xcel Energy	56,487		2,768,428
			77,808,950
Total Common Stocks (cost $1,051,487,143)			2,529,875,223

19

STATEMENT OF INVESTMENTS (continued)

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
2.09%, 12/6/18 (cost $1,057,832)		1,060,000	[d,e]	1,057,801
	7-Day Yield (%)	Shares
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $17,572,365)	2.21	17,572,365	[f]	17,572,365

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,559,075)	2.12	1,559,075	[f]	1,559,075
Total Investments (cost $1,071,676,415)		100.2%		2,550,064,464
Liabilities, Less Cash and Receivables		(.2%)		(4,074,424)
Net Assets		100.0%		2,545,990,040

a Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $66,256,229 and the value of the collateral held by the fund was $71,868,718, consisting of cash collateral of $1,559,075 and U.S. Government & Agency securities valued at $70,309,643.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.6
Health Care	14.9
Financials	13.5
Communication Services	10.1
Consumer Discretionary	9.7
Industrials	9.2
Consumer Staples	7.3
Energy	5.7
Utilities	3.1
Real Estate	2.8
Materials	2.5
Investment Companies	.8
Government	.0
100.2

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	17,561,479	214,705,159	214,694,273	17,572,365.7		304,434
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	57,150,250	55,591,175	1,559,075.1		-
Total	17,561,479	271,855,409	270,285,448	19,131,440.8		304,434

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	128	12/18	18,170,311	17,351,040	(819,271)
Gross Unrealized Depreciation				(819,271)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $66,256,229)—Note 1(b):
Unaffiliated issuers	1,052,544,975	2,530,933,024
Affiliated issuers	19,131,440	19,131,440
Cash		207,331
Dividends, interest and securities lending income receivable		2,314,797
Receivable for shares of Common Stock subscribed		1,504,498
Receivable for investment securities sold		353,032
Receivable for futures variation margin—Note 4		189,699
		2,554,633,821
Liabilities ($):
Due to The Dreyfus Corporation—Note 3(b)		379,527
Payable for investment securities purchased		4,636,236
Payable for shares of Common Stock redeemed		2,061,101
Liability for securities on loan—Note 1(b)		1,559,075
Directors fees and expenses payable		7,280
Interest payable—Note 2		562
		8,643,781
Net Assets ($)		2,545,990,040
Composition of Net Assets ($):
Paid-in capital		977,260,126
Total distributable earnings (loss)		1,568,729,914
Net Assets ($)		2,545,990,040
Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)		46,688,523
Net Asset Value Per Share ($)		54.53

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	49,791,122
Affiliated issuers	304,434
Income from securities lending—Note 1(b)	83,983
Interest	18,564
Total Income	50,198,103
Expenses:
Management fee—Note 3(a)	5,275,802
Directors’ fees—Note 3(a,c)	198,974
Loan commitment fees—Note 2	60,362
Interest expense—Note 2	8,052
Total Expenses	5,543,190
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(198,974)
Net Expenses	5,344,216
Investment Income—Net	44,853,887
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	98,203,950
Net realized gain (loss) on futures	2,029,368
Net Realized Gain (Loss)	100,233,318
Net unrealized appreciation (depreciation) on investments	37,450,847
Net unrealized appreciation (depreciation) on futures	(1,332,604)
Net Unrealized Appreciation (Depreciation)	36,118,243
Net Realized and Unrealized Gain (Loss) on Investments	136,351,561
Net Increase in Net Assets Resulting from Operations	181,205,448

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	44,853,887	45,506,163
Net realized gain (loss) on investments	100,233,318	23,204,934
Net unrealized appreciation (depreciation) on investments	36,118,243	442,486,427
Net Increase (Decrease) in Net Assets Resulting from Operations	181,205,448	511,197,524
Distributions ($):
Distributions to shareholders	(67,280,127)	(67,111,951)
Capital Stock Transactions ($):
Net proceeds from shares sold	332,043,513	441,670,667
Distributions reinvested	45,870,390	47,592,208
Cost of shares redeemed	(560,945,350)	(544,641,017)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(183,031,447)	(55,378,142)
Total Increase (Decrease) in Net Assets	(69,106,126)	388,707,431
Net Assets ($):
Beginning of Period	2,615,096,166	2,226,388,735
End of Period	2,545,990,040	2,615,096,166
Capital Share Transactions (Shares):
Shares sold	6,039,805	9,282,187
Shares issued for distributions reinvested	854,501	1,034,299
Shares redeemed	(10,267,178)	(11,363,268)
Net Increase (Decrease) in Shares Outstanding	(3,372,872)	(1,046,782)

[a]Distributions to shareholders include $43,692,370 of distributions from net investment income and $23,419,581 distributions from net realized gains. Undistributed investment income—net was $14,342,889 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	52.24	43.56	42.87	41.56	36.17
Investment Operations:
Investment income—net[a]	.94	.89	.86	.80	.70
Net realized and unrealized gain (loss) on investments	2.74	9.12	.94	1.28	5.39
Total from Investment Operations	3.68	10.01	1.80	2.08	6.09
Distributions:
Dividends from investment income—net	(.92)	(.86)	(.83)	(.77)	(.67)
Dividends from net realized gain on investments	(.47)	(.47)	(.28)	-	(.03)
Total Distributions	(1.39)	(1.33)	(1.11)	(.77)	(.70)
Net asset value, end of period	54.53	52.24	43.56	42.87	41.56
Total Return (%)	7.11	23.42	4.28	5.02	17.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.70	1.85	2.02	1.88	1.81
Portfolio Turnover Rate	3.20	6.00	5.11	8.71	5.41
Net Assets, end of period ($ x 1,000)	2,545,990	2,615,096	2,226,389	2,155,764	2,173,843

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

28

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	2,529,875,223	-	-	2,529,875,223
Investment Companies	19,131,440	-	-	19,131,440
U.S. Treasury	-	1,057,801	-	1,057,801
Liabilities ($)
Other Financial Instruments:
Futures††	(819,271)	-	-	(819,271)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of

31

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $16,325 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,718,826, undistributed capital gains $92,824,671 and unrealized appreciation $1,459,186,417.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $49,777,408 and $45,171,712, and long-term capital gains $17,502,719 and $21,940,239, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement

32

(Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the facilities during the period ended October 31, 2018, was approximately $300,500 with a related weighted average annualized interest rate of 2.68%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $198,974.

(b) The components of “Due to The Dreyfus Corporation” in the Statement of Assets and Liabilities consist of: management fees $443,888, which are offset against an expense reimbursement currently in effect in the amount of $64,361.

33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2018, amounted to $83,318,151 and $281,741,430, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	22,701,489

At October 31, 2018, the cost of investments for federal income tax purposes was $1,090,878,047; accordingly, accumulated net unrealized appreciation on investments was $1,459,186,417, consisting of $1,521,756,279 gross unrealized appreciation and $62,569,862 gross unrealized depreciation.

34

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: The Tribune LBO was executed in two-steps - a voluntary tender offer in June 2007, and a mandatory go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts throughout the country, which alleged that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, in a case styled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On November 6, 2012, the defendants filed a motion to dismiss most of the cases in the Tribune MDL. On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “… by or to (or for the benefit of),” among other specified entities, “a financial institution …” On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court.

During the pendency of the plaintiffs’ cert. petition, the Supreme Court agreed to hear the appeal of Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Mgmt.”), a Seventh Circuit case that concerned the scope of Section 546(e) of the Code. In contrast to the Second Circuit, the Seventh Circuit had held that Section 546(e) does not exempt qualified transfers from avoidance that passed through “financial institutions.”

On February 27, 2018, the Supreme Court affirmed the Seventh Circuit’s decision. Noting that “the parties … d[id] not contend that either the debtor or petitioner … qualified as a ‘financial institution,’” the Court declined to address the effect that such an assertion would have had on the application Section 546(e). While the Merit Mgmt. decision likely will make it more difficult for some defendants to assert a defense under Section

35

NOTES TO FINANCIAL STATEMENTS (continued)

546(e), the decision appears to be less consequential for registered investment company defendants, such as the Dreyfus Fund defendants, which are specifically defined as “financial institutions” under Section 101(22)(B) of the Code.

On April 3, 2018, Justices Kennedy and Thomas issued a Statement stating that “consideration of [the petition for certiorari filed by the Tribune plaintiffs] will be deferred for an additional period of time” to allow the Second Circuit or the District Court to consider whether to vacate the earlier judgment or provide other relief in light of Merit Mgmt. On April 10, 2018, the plaintiffs/appellants moved the Second Circuit to recall its mandate, vacate its decision, and remand the case to the district court for further proceedings. The defendants’ filed an opposition brief on April 20, 2018; plaintiffs/appellants filed their reply on April 27, 2018. On May 15, 2018, the Second Circuit issued an Order stating that “the mandate in this case is recalled in anticipation of further panel review.” As of December 13, 2018, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case styled The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Adv. Pro. No-10-54010(KJC) was filed in the United States Bankruptcy Court for the District of Delaware. (“the FitzSimons Litigation”). The case was subsequently transferred to the Tribune MDL. Count One of the multi-count Complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On January 10, 2013, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint, which did not change the legal basis of the claims against the Shareholder Defendants. On May 23, 2014, the defendants filed a motion to dismiss Count One against the Shareholder Defendants, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

On March 8, 2018, following the U.S. Supreme Court’s decision in Merit Management, the Plaintiff in the FitzSimons Case submitted a letter to the Court seeking permission to file another amended complaint or a motion for leave to amend in order to add a claim of constructive fraudulent transfer. On June 18, 2018, the Court issued an order staying the Trustee’s

36

request pending further action by the Second Circuit in the state law cases. The Court also ordered counsel for all of the parties to file a joint letter “indicating how they wish to proceed with respect to a potential global resolution of this multi-district litigation.” On July 9, 2018, the parties submitted the joint letter requested by the Court expressing their views regarding a potential mediation. On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants. After Judge Richard J. Sullivan issued the Opinion and Order, the U.S. Judicial Panel on Multidistrict Litigation reassigned the entire litigation to Judge Denise Cote.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Dreyfus/Laurel Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional S&P 500 Stock Index Fund (the “Fund”), a series of The Dreyfus/Laurel funds, Inc., including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $47,319,040 as ordinary income dividends paid during the year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 98.88% of ordinary income dividends paid during the year ended October 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also the fund reports the maximum amount allowable but not less than $.3596 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1089 as a short-term capital gain dividend paid on December 27, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

40

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

42

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

43

NOTES

44

NOTES

45

For More Information

Dreyfus Institutional S&P 500 Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0713AR1018

Dreyfus Tax Managed Growth Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 5.19%, Class C shares returned 4.41% and Class I shares returned 5.51%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 7.35% for the same period.2

U.S. equities advanced moderately during the reporting period amid improving economic prospects and better-than-expected corporate earnings. The fund modestly lagged its benchmark due to shortfalls in our sector allocation strategy and our security selection strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital-gains tax liabilities. The fund seeks to minimize capital gains. For example, when selling securities, the fund generally will select those shares bought at the highest price to minimize capital gains. When this would produce short-term capital gains, however, the fund may sell those highest-cost shares with a long-term holding period.

The fund focuses on “blue-chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies which they consider undervalued in terms of current earnings, assets, or growth prospects.

The fund also may invest in U.S. dollar-denominated American Depositary Receipts (ADRs).

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and-hold” investment strategy, which has generally resulted in an annual portfolio turnover rate of below 15%.

Volatility Returned to Equity Markets in 2018

The Index achieved a solid gain for the 12-month reporting period, despite back-to-back declines in February and March and another slide in October. Accelerating U.S. economic activity and robust earnings helped push equity markets higher even as trade conflicts heated up, the Federal Reserve stepped up its pace of monetary tightening, and political risks resurfaced in the Eurozone.

Volatility increased as the period progressed, and sector leadership continued to churn. The information technology, consumer discretionary, and health care sectors were the strongest sectors of the Index, although 9 of the 11 sectors recorded gains for the period. Only the materials and industrials sectors ended the reporting period lower.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sector Allocations and Security Selections Dampened Results

The fund’s relative performance was restrained by the overweight exposure to and weakness in key positions in the consumer staples sector, particularly in the tobacco and beverages industries. Relative results were also undermined by the positioning in the health care sector, with poor performances by several of the pharmaceutical stocks offsetting strength among the fund’s health care equipment & providers holdings. The stock focus in the financials sector likewise undercut results compared to the Index. The largest detractors from returns included Philip Morris International, Facebook, Chubb, State Street, and Anheuser-Busch InBev.

Factors that supported relative performance included the limited and very selective representation in the industrials sector, which came under pressure from rising fuel prices and concerns over tariffs. The emphasis among professional services stocks and the avoidance of industrial conglomerates were particularly beneficial. The stock focus in information technology proved advantageous, and this benefit was amplified by the above-market allocation to this top-performing sector. The underweighted and selectively focused exposure in the materials sector, and the concentration on the major integrated oils in the energy sector, also added value. Holdings making the largest positive contributions to the fund’s 12-month return included Apple, Microsoft, Visa, Estée Lauder, and Abbott Laboratories.

A Focus on Stable Industry Leaders in a Volatile Market

With global economic data pointing to continued, if less even, expansion, equity markets seem poised to recover from recent weakness and finish out the year with further gains. However, bouts of volatility are likely to become more frequent as the withdrawal of monetary stimulus continues and geopolitical tensions ratchet higher.

We believe the relative performance of higher-quality companies with sustainable earnings prospects and low leverage will continue to strengthen as macro uncertainty increases. The fund’s long-practiced investment strategy focuses on such companies. The industry-leading multinationals in our portfolios have strong balance sheets and ample financial resources that enable them to invest prudently for sustained growth, even as the cost of capital rises. Furthermore, their commitment to enhancing long-term shareholder value through disciplined capital redeployment, dividend increases, and share repurchases offers a degree of downside protection against increased volatility.

November 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper, Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Tax Managed Growth Fund Class A shares, Class C shares and Class I shares and the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Tax Managed Growth Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/18
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-0.88%	6.50%	9.61%
without sales charge	5.19%	7.77%	10.27%
Class C shares
with applicable redemption charge †	3.42%	6.96%	9.44%
without redemption	4.41%	6.96%	9.44%
Class I shares	5.51%	8.05%	10.54%
S&P 500® Index	7.35%	11.33%	13.23%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.17	$10.00	$4.88
Ending value (after expenses)	$1,038.40	$1,034.30	$1,040.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$9.91	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,020.42

†  Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 5.0%
JPMorgan Chase & Co.	39,190		4,272,494
Wells Fargo & Co.	19,500		1,037,985
			5,310,479
Capital Goods - 1.6%
United Technologies	13,605		1,689,877
Commercial & Professional Services - .9%
Verisk Analytics	7,740	[a]	927,562
Consumer Durables & Apparel - 1.2%
NIKE, Cl. B	17,170		1,288,437
Consumer Services - 2.4%
McDonald's	14,090		2,492,521
Diversified Financials - 6.7%
American Express	18,040		1,853,249
BlackRock	5,885		2,421,207
Intercontinental Exchange	16,790		1,293,502
State Street	21,020		1,445,125
			7,013,083
Energy - 6.3%
Chevron	18,390		2,053,243
ConocoPhillips	20,230		1,414,077
Exxon Mobil	40,132		3,197,718
			6,665,038
Food, Beverage & Tobacco - 17.0%
Altria	53,990		3,511,510
Anheuser-Busch InBev, ADR	7,575	[b]	560,399
Coca-Cola	62,405		2,987,951
Constellation Brands, Cl. A	1,740		346,660
Nestle, ADR	30,935		2,607,202
PepsiCo	21,620		2,429,656
Philip Morris International	61,555		5,421,149
			17,864,527
Health Care Equipment & Services - 4.2%
Abbott Laboratories	35,180		2,425,309
UnitedHealth	7,575		1,979,726
			4,405,035
Household & Personal Products - 3.1%
Estee Lauder, Cl. A	24,025		3,301,996
Insurance - 2.7%
Chubb	22,300		2,785,493
Materials - 1.4%
Air Products & Chemicals	7,135		1,101,287

8

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 1.4% (continued)
Sherwin-Williams		1,000		393,470
				1,494,757
Media & Entertainment - 14.1%
Alphabet, Cl. C		4,088	[a]	4,401,836
Comcast, Cl. A		72,320		2,758,285
Facebook, Cl. A		31,865	[a]	4,836,788
Twenty-First Century Fox, Cl. A		20,250		921,780
Twenty-First Century Fox, Cl. B		18,660		843,059
Walt Disney		9,560		1,097,775
				14,859,523
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
AbbVie		28,285		2,201,987
Novo Nordisk, ADR		39,855		1,720,939
Roche Holding, ADR		49,050		1,489,158
				5,412,084
Retailing - 1.8%
Amazon.com		1,200	[a]	1,917,612
Semiconductors & Semiconductor Equipment - 5.4%
ASML Holding		9,845		1,696,884
Infineon Technologies, ADR		25,090		505,814
Texas Instruments		36,980		3,432,853
				5,635,551
Software & Services - 10.1%
Automatic Data Processing		5,265		758,581
Microsoft		60,330		6,443,847
Visa, Cl. A		24,525	[b]	3,380,771
				10,583,199
Technology Hardware & Equipment - 7.6%
Apple		36,610		8,012,465
Transportation - 2.6%
Canadian Pacific Railway		10,435		2,139,175
Union Pacific		4,350		636,057
				2,775,232
Total Common Stocks (cost $51,346,239)				104,434,471
	7-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $852,918)	2.21	852,918	[c]	852,918

9

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $569,924)	2.12	569,924	[c]	569,924
Total Investments (cost $52,769,081)		100.5%		105,857,313
Liabilities, Less Cash and Receivables		(.5%)		(528,893)
Net Assets		100.0%		105,328,420

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $3,178,062 and the value of the collateral held by the fund was $3,147,224, consisting of cash collateral of $569,924 and U.S. Government & Agency securities valued at $2,577,300.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.0
Consumer Staples	20.1
Financials	14.4
Communication Services	14.1
Health Care	9.3
Energy	6.3
Consumer Discretionary	5.4
Industrials	5.1
Materials	1.4
Investment Companies	1.4
100.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales ($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	34,176,829	33,606,905	569,924.5		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,000,306	16,780,112	19,927,500	852,918.8		17,870
Total	4,000,306	50,956,941	53,534,405	1,422,842	1.3	17,870

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,178,062)—Note 1(b):
Unaffiliated issuers	51,346,239	104,434,471
Affiliated issuers	1,422,842	1,422,842
Dividends and securities lending income receivable		190,710
Receivable for shares of Common Stock subscribed		181
		106,048,204
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		111,456
Liability for securities on loan—Note 1(b)		569,924
Payable for shares of Common Stock redeemed		37,829
Directors fees and expenses payable		575
		719,784
Net Assets ($)		105,328,420
Composition of Net Assets ($):
Paid-in capital		42,147,945
Total distributable earnings (loss)		63,180,475
Net Assets ($)		105,328,420

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	77,180,086	13,122,771	15,025,563
Shares Outstanding	2,629,776	475,692	510,537
Net Asset Value Per Share ($)	29.35	27.59	29.43

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $103,996 foreign taxes withheld at source):
Unaffiliated issuers	3,469,739
Affiliated issuers	17,870
Income from securities lending—Note 1(b)	13,649
Total Income	3,501,258
Expenses:
Management fee—Note 3(a)	1,679,866
Distribution/Service Plan fees—Note 3(b)	349,761
Directors’ fees—Note 3(a,c)	13,456
Loan commitment fees—Note 2	3,718
Interest expense—Note 2	184
Total Expenses	2,046,985
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(13,456)
Net Expenses	2,033,529
Investment Income—Net	1,467,729
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,743,962
Net realized gain (loss) on In-kind-redemptions	34,951,698
Net Realized Gain (Loss)	44,695,660
Net unrealized appreciation (depreciation) on investments	(34,631,962)
Net Realized and Unrealized Gain (Loss) on Investments	10,063,698
Net Increase in Net Assets Resulting from Operations	11,531,427

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	1,467,729	1,558,943
Net realized gain (loss) on investments	44,695,660	8,173,220
Net unrealized appreciation (depreciation) on investments	(34,631,962)	26,427,794
Net Increase (Decrease) in Net Assets Resulting from Operations	11,531,427	36,159,957
Distributions ($):
Distributions to shareholders:
Class A	(3,803,785)	(618,841)
Class C	(1,177,451)	(64,897)
Class I	(4,661,261)	(977,007)
Total Distributions	(9,642,497)	(1,660,745)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	13,098,558	5,551,428
Class C	742,812	708,201
Class I	9,898,938	19,586,701
Distributions reinvested:
Class A	3,194,431	534,952
Class C	1,045,602	46,697
Class I	4,497,755	955,233
Cost of shares redeemed:
Class A	(9,084,977)	(12,210,846)
Class C	(12,611,158)	(8,254,619)
Class I	(84,457,937)	(36,942,445)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(73,675,976)	(30,024,698)
Total Increase (Decrease) in Net Assets	(71,787,046)	4,474,514
Net Assets ($):
Beginning of Period	177,115,466	172,640,952
End of Period	105,328,420	177,115,466

14

	Year Ended October 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	443,873	204,325
Shares issued for distributions reinvested	110,391	20,948
Shares redeemed	(304,960)	(462,518)
Net Increase (Decrease) in Shares Outstanding	249,304	(237,245)
Class Cb,c
Shares sold	26,658	29,392
Shares issued for distributions reinvested	38,367	1,961
Shares redeemed	(453,238)	(322,871)
Net Increase (Decrease) in Shares Outstanding	(388,213)	(291,518)
Class Ib
Shares sold	332,619	744,127
Shares issued for distributions reinvested	155,172	37,497
Shares redeemed	(2,792,124)	(1,425,690)
Net Increase (Decrease) in Shares Outstanding	(2,304,333)	(644,066)

[a]Distributions to shareholders include $588,152 Class A, $51,422 Class C and $935,814 Class I of distributions from net investment income and $30,689 Class A, $13,475 Class C and $41,193 Class I distributions from net realized gains. Undistributed investment income—net was $350,709 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended October 31, 2018, 392 Class C shares representing $11,279 were exchanged for 368 Class I shares and during the period ended October 31, 2017, 988 Class A shares representing $26,789 were exchanged for 986 Class I shares.

[c]During the period ended October 31, 2018, 31,352 Class C shares representing $871,409 were automatically converted to 29,560 Class A shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	29.44	24.06	25.52	26.65	24.09
Investment Operations:
Investment income—net[a]	.24	.24	.26	.31	.33
Net realized and unrealized gain (loss) on investments	1.25	5.39	(.12)	(.47)	2.54
Total from Investment Operations	1.49	5.63	.14	(.16)	2.87
Distributions:
Dividends from investment income—net	(.23)	(.24)	(.28)	(.31)	(.31)
Dividends from net realized gain on investments	(1.35)	(.01)	(1.32)	(.66)	-
Total Distributions	(1.58)	(.25)	(1.60)	(.97)	(.31)
Net asset value, end of period	29.35	29.44	24.06	25.52	26.65
Total Return (%)[b]	5.19	23.55	.54	(.65)	12.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.25	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	.82	.91	1.07	1.20	1.30
Portfolio Turnover Rate	5.63	1.14	10.84	11.02	2.44
Net Assets, end of period ($ x 1,000)	77,180	70,073	62,985	74,091	87,549

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	27.77	22.71	24.17	25.30	22.90
Investment Operations:
Investment income—net[a]	.02	.05	.07	.11	.12
Net realized and unrealized gain (loss) on investments	1.18	5.07	(.10)	(.45)	2.42
Total from Investment Operations	1.20	5.12	(.03)	(.34)	2.54
Distributions:
Dividends from investment income—net	(.03)	(.05)	(.11)	(.13)	(.14)
Dividends from net realized gain on investments	(1.35)	(.01)	(1.32)	(.66)	-
Total Distributions	(1.38)	(.06)	(1.43)	(.79)	(.14)
Net asset value, end of period	27.59	27.77	22.71	24.17	25.30
Total Return (%)[b]	4.41	22.58	(.18)	(1.42)	11.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.00	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.06	.19	.32	.45	.48
Portfolio Turnover Rate	5.63	1.14	10.84	11.02	2.44
Net Assets, end of period ($ x 1,000)	13,123	23,993	26,237	32,241	35,570

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	29.50	24.12	25.57	26.71	24.15
Investment Operations:
Investment income—net[a]	.33	.30	.31	.37	.32
Net realized and unrealized gain (loss) on investments	1.26	5.39	(.10)	(.47)	2.62
Total from Investment Operations	1.59	5.69	.21	(.10)	2.94
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.34)	(.38)	(.38)
Dividends from net realized gain on investments	(1.35)	(.01)	(1.32)	(.66)	-
Total Distributions	(1.66)	(.31)	(1.66)	(1.04)	(.38)
Net asset value, end of period	29.43	29.50	24.12	25.57	26.71
Total Return (%)	5.51	23.80	.83	(.43)	12.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.00	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.11	1.14	1.30	1.44	1.24
Portfolio Turnover Rate	5.63	1.14	10.84	11.02	2.44
Net Assets, end of period ($ x 1,000)	15,026	83,050	83,419	71,785	70,336

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	104,434,471	-	-	104,434,471
Investment Companies	1,422,842	-	-	1,422,842

† See Statement of Investments for additional detailed categorizations.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At October 31, 2018, the market value of the collateral was 99.0% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

22

maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $2,562 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $396,973, undistributed capital gains $9,695,270 and unrealized appreciation $53,088,232.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $1,687,328 and $1,575,388, and long-term capital gains $7,955,169 and $85,357, respectively.

23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for gains from redemption in-kind, the fund decreased total distributable earnings (loss) by $34,951,698 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) In-Kind Redemptions: The fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as sales of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended October 31, 2018, the fund had in-kind redemptions of $66,972,037. For tax purposes, no gains or losses were recognized. Net gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018, was approximately $7,900 with a related weighted average annualized interest rate of 2.33%.

24

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Effective as of March 1, 2018, the Board approved a reduction in the management fee for these services from an annual rate of 1.10% to an annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amount to $13,456.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2018, the Distributor retained $6,038 from commissions earned on sales of the fund’s Class A share and $184 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2018, Class A and Class C shares were charged $198,393 and $113,526, respectively, pursuant to their

25

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Plans. During the period ended October 31, 2018, Class C shares were charged $37,842 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $86,150, Distribution Plans fees $25,022 and Service Plan fees $2,812, which are offset against an expense reimbursement currently in effect in the amount of $2,528.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $9,288,147 and $88,301,997, respectively.

At October 31, 2018, the cost of investments for federal income tax purposes was $52,769,081; accordingly, accumulated net unrealized appreciation on investments was $53,088,232, consisting of $54,104,032 gross unrealized appreciation and $1,015,800 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Dreyfus/Laurel Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,687,328 as ordinary income dividends paid during the year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.3155 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0373 as a short-term capital gain dividend paid on December 6, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

31

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Tax Managed Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0149AR1018

Dreyfus Unconstrained Bond Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Unconstrained Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Unconstrained Bond Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by David Leduc, CFA, Brendan Murphy, CFA, and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Unconstrained Bond Fund’s Class A shares produced a total return of -3.57%, Class C shares returned -4.37%, Class I shares returned -3.37%, and Class Y shares returned -3.42%.1 In comparison, the FTSE One-Month U.S. Treasury Bill Index (the “Index”) achieved a total return of 1.62% for the same period.2

U.S. and international bonds generally lost value over the reporting period, due to rising interest rates, geopolitical tensions, and a strengthening dollar. The fund underperformed the Index, mainly due to emerging-markets exposure.

On July 31, 2018, the Citi One-Month U.S. Treasury Bill Index was renamed FTSE One-Month U.S. Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund’s portfolio managers typically allocate the fund’s assets across the following sectors of the fixed-income market: (i) the below-investment-grade (high-yield) sector, (ii) the U.S. government, investment-grade corporate, mortgage- and asset-backed sectors, (iii) the foreign debt securities of the developed markets sector, and (iv) the foreign debt securities of the emerging-markets sector.

The fund is managed using a blend of macroeconomic, quantitative, and fundamental analysis. Through security selection across fixed-income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio that will produce absolute returns with low correlation with, and less volatility than, major markets over the long term.

Interest Rate Volatility, Growth Disparities, and a Strong Dollar Drive Markets

In general, bond market performance, with the exception of corporate high-yield debt, was modestly negative during the year. In late 2017, the U.S. Federal Reserve (The “Fed”) began to unwind its balance sheet by selling Treasuries and mortgage-backed securities. It also began down a path of well-projected and predictable, 25-basis point rate hikes. Longer-term rates also rose during this time. The Eurozone and Japan were reporting positive economic advances and began discussions around reducing their stimulus programs. U.S. corporate and emerging market debt outperformed. The globe was still in its period of synchronized, strong growth.

Tightening labor markets led to concerns over inflationary pressures, and while the US economy continued to strengthen, other developed economies started to slow. Debt spreads widened and corporates and emerging-market debt gave up much of their earlier return. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

volatility sparked concern, triggering a flight to quality which moderated the rise in long term US Treasury rates. Despite the sell-off in EM and investment grade corporate bonds, high yield debt continued its strong performance. At the end of the 12 months, investment-grade corporate debt lagged Treasuries. Emerging-market debt did not rebound after the February volatility, and continued to deteriorate throughout the period, spurred on by a strengthening U.S. dollar, concerns over trade disputes, and political and financial distress upheaval in Turkey and Argentina. Concerns around Brexit, Italy, and U.S. midterm elections put downward pressure on global corporate bond prices, despite strong U.S. corporate earnings and above trend economic growth.

Emerging-Markets Exposure Constrained Fund Performance

The fund’s performance, compared to the Index, was undermined during the reporting period by both local and hard currency emerging market bonds. Specifically, the debt of Argentina and Turkey, but also several other emerging-markets countries. Duration positioning also detracted from relative results. As the fund held, on average, a longer duration than the cash benchmark which was a headwind to performance during the period as short rates rose. In addition, an allocation to corporate bonds, and in particular, General Electric preferred bonds was a drag on performance. The company struggled throughout much of the period due to management changes and poor earnings.

On a more positive note, exposure to global Inflation Protected Securities and asset-backed securities helped performance. The short duration nature of asset-backed securities, in conjunction with strong consumer performance over the period provided protection against market volatility. In addition, an allocation to high-yield corporate debt was beneficial. U.S. high-yield corporate debt was one of the few fixed income asset classes to have positive performance, albeit modest, during the period. Of the credits selected, Tenet Healthcare and Teva Pharmaceutical Industries were among the top contributors.

At times during the reporting period, the fund employed option contracts, futures contracts, and forward contracts to manage its interest-rate and currency exposures.

An Opportunistic Investment Posture

Despite the current climate in Europe, we currently expect above trend global economic growth to persist. As a result, central banks should continue to move away from the accommodative monetary policies of the past decade, and short-term interest rates appear likely to rise in most developed markets. We also believe inflation will start to build, as a result of price increases due to pressures from a removal of slack in the labor force, the closing of output gaps and increased costs due to the expansion of tariffs. We also have taken note of recent heightened volatility in the emerging markets, in response to political developments in the U.S. and abroad.

In this environment, we look for opportunities to reduce risk in the portfolio, while maintaining positioning that will benefit from long-term growth of international markets. We like inflation-protected securities as a hedge against inflation and volatility. We believe the emerging-markets’ fundamentals seem solid, despite recent upsets, and maintain an overweight in attractively-valued higher-quality sovereigns and corporate bonds. As we believe we’ve seen a peak in growth and earnings, we will utilize bouts of market strength to move up in quality in corporate bonds. We are short US dollar exposure and duration as we

4

believe expanding twin deficits will put pressure on both the currency and rates. We reduced high-yield exposure in the portfolio, due to concerns regarding absolute spread levels in the asset class. We also continue to think that supply and demand factors make agency mortgage-backed securities relatively unattractive.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2019, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Unconstrained Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Unconstrained Bond Fund on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index consists of the last one-month Treasury bill month-end rates. The Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	7/11/06	-7.92%	-1.09%	4.55%
without sales charge	7/11/06	-3.57%	-0.17%	5.03%
Class C shares
with applicable redemption charge †	7/11/06	-5.29%	-0.91%	4.24%
without redemption	7/11/06	-4.37%	-0.91%	4.24%
Class I shares	7/11/06	-3.37%	0.09%	5.30%
Class Y shares	7/1/13	-3.42%	0.11%	5.17%	††
FTSE One-Month U.S. Treasury Bill Index		1.62%	0.50%	0.28%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Unconstrained Bond Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.45	$8.14	$3.22	$3.22
Ending value (after expenses)	$961.80	$958.30	$962.60	$962.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.58	$8.39	$3.31	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9%
Aerospace & Defense - .2%
United Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	100,000		114,330
Agriculture - .2%
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	100,000		109,211
Asset-Backed Certificates - 5.0%
American Homes 4 Rent, Ser. 2015-SFR1		5.64	4/17/2052	425,000	[b]	443,180
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	139,718	[b]	138,164
Conn's Receivables Funding II, Ser. 2017-B, Cl. A		2.73	3/15/2020	25,274	[b]	25,269
Dell Equipment Finance Trust, Ser. 2016-1, Cl. D		3.24	7/22/2022	275,000	[b]	275,083
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B		2.47	10/24/2022	100,000	[b]	98,533
Dell Equipment Finance Trust, Ser. 2018-2		3.72	10/22/2023	125,000	[b]	125,219
Invitation Homes Trust, Ser. 2017-SFR2, Cl. B, 1 Month LIBOR + 1.15%		3.44	12/17/2036	400,000	[b,c]	403,291
Invitation Homes Trust, Ser. 2018-SFR3, 1 Month LIBOR + 0.01%		3.28	7/17/2037	124,819	[b,c]	124,901
Marlette Funding Trust, Ser. 2017-1A, Cl. A		2.83	3/15/2024	25,074	[b]	25,067
Prosper Marketplace Issuance Trust, Ser. 2017-1A, Cl. A		2.56	6/15/2023	5,645	[b]	5,643
SOFI Consumer Loan Program Trust, Ser. 17-1, Cl. A		3.28	1/26/2026	326,400	[b]	325,738
Springleaf Funding Trust, Ser. 2015-AA, Cl. B		3.62	11/15/2024	350,000	[b]	348,818
Tricon American Homes, Ser. 2017-SFR2, Cl. B		3.28	1/17/2036	300,000	[b]	287,664
					2,626,570
Asset-Backed Ctfs./Auto Receivables - 12.8%
AmeriCredit Automobile Receivable Trust, Ser. 2017-4, Cl. C		2.60	9/18/2023	575,000		561,707
Americredit Automobile Receivables Trust, Ser. 2016-4, Cl. C		2.74	12/8/2022	100,000		97,898
BMW Canada Auto Trust, Ser. 18-1A, Cl. A3	CAD	2.82	4/20/2023	325,000	[b]	245,266

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Asset-Backed Ctfs./Auto Receivables - 12.8% (continued)
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4		2.29	1/19/2022	250,000	[b]	245,908
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	45,000		44,091
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D		4.18	3/15/2024	500,000	[b]	504,287
Drive Auto Receivables Trust, Ser. 2017-3, Cl. C		2.80	7/15/2022	250,000		249,220
Drive Auto Receivables Trust, Ser. 2018-1, Cl. C		3.22	3/15/2023	475,000		473,866
DT Auto Owner Trust, Ser. 2018-1		3.04	1/18/2022	250,000	[b]	249,264
DT Auto Owner Trust, Ser. 2018-2		3.67	3/15/2024	200,000	[b]	199,763
Exeter Automobile Receivables Trust, Ser. 2018-1A, Cl. B		2.75	4/15/2022	250,000	[b]	248,675
Ford Auto Securitization Trust, Ser. 17-R5A, Cl. A3	CAD	2.38	3/15/2023	350,000	[b]	261,169
Ford Auto Securitization Trust, Ser. 18-AA, Cl. A3	CAD	2.71	9/15/2023	235,000	[b]	176,245
Ford Auto Securitization Trust, Ser. 18-BA, Cl. A3	CAD	2.84	1/15/2024	225,000	[b]	168,814
GM Financial Automobile Leasing Trust, Ser. 2018-3		3.48	7/20/2022	125,000		124,843
GM Financial Automobile Leasing Trust, Ser. 2018-3		3.70	7/20/2022	125,000		124,805
GMF Canada Leasing Trust, Ser. 17-A, Cl. A3	CAD	2.47	9/20/2022	250,000	[b]	188,993
Hertz Fleet Lease Funding, Ser. 2018-1, Cl. A2		3.23	5/10/2032	225,000	[b]	224,616
Mbarc Credit Canada, Ser. 18-AA, Cl. A3	CAD	2.79	1/17/2023	225,000	[b]	170,203
OSCAR US Funding Trust V, Ser. 2016-2A, Cl. A3		2.73	12/15/2020	240,165	[b]	239,727
OSCAR US Funding Trust VII, Ser. 17-2A, Cl. A3		2.45	12/10/2021	130,000	[b]	128,234
OSCAR US Funding Trust VII, Ser. 17-2A, Cl. A4		2.76	12/10/2024	250,000	[b]	244,396
OSCAR US Funding Trust VIII, Ser. 18-1A, Cl. A4		3.50	5/12/2025	300,000	[b]	299,179
Santander Drive Auto Receivable Trust, Ser. 2018-2, Cl. C		3.35	7/17/2023	150,000		149,025
Santander Drive Auto Receivables Trust, Ser. 2016-3		2.80	8/15/2022	100,000		98,828

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Asset-Backed Ctfs./Auto Receivables - 12.8% (continued)
Santander Drive Auto Receivables Trust, Ser. 2018-1, Cl. D		3.32	3/15/2024	200,000		196,074
Santander Drive Auto Receivables Trust, Ser. 2018-3		4.07	8/15/2024	150,000		149,697
Silver Arrow Canada, Ser. 18-1A, Cl. A3	CAD	3.17	8/15/2025	210,000	[b]	159,520
Tesla Auto Lease Trust, Ser. 2018-A, Cl. D		3.30	5/20/2020	225,000	[b]	223,803
Westlake Automobile Receivables Trust, Ser. 2018-2		3.20	1/16/2024	100,000	[b]	99,778
Westlake Automobile Receivables Trust, Ser. 2018-2		3.50	1/16/2024	200,000	[b]	199,587
					6,747,481
Asset-Backed Ctfs./Credit Cards - .6%
Master Credit Card Trust II, Ser. 2018-1A, Cl. A 1 Month LIBOR + 0.49%		2.67	7/21/2024	160,000	[b,c]	160,390
Trillium Credit Card Trust II, Ser. 2018-2A, Cl. A, 1 Month LIBOR + 0.35%		2.63	9/26/2023	175,000	[b,c]	175,032
					335,422
Banks - 5.5%
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	225,000		214,688
Bank of America, Sub. Notes		4.25	10/22/2026	100,000		97,214
Barclays, Jr. Unscd. Bonds		7.88	12/31/2049	200,000		206,500
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	325,000		316,058
Citigroup, Sub. Notes		4.30	11/20/2026	160,000		155,638
Credit Agricole, Sr. Unscd. Bonds	EUR	2.63	3/17/2027	175,000		204,490
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	275,000	[b]	263,887
Development Bank of Japan, Sr. Unscd. Notes		3.13	9/6/2023	200,000	[b]	198,025
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/2026	275,000		257,243
HSBC Holdings, Jr. Unscd. Bonds		6.25	12/31/2049	250,000		243,125

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Banks - 5.5% (continued)
Lloyds Banking Group, Sr. Unscd. Notes	3.75	1/11/2027	275,000		254,926
Morgan Stanley, Sub. Notes	3.95	4/23/2027	75,000		70,992
Royal Bank of Scotland Group, Sr. Unscd. Notes	3.88	9/12/2023	325,000		313,019
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	115,000		113,142
				2,908,947
Chemicals - 1.1%
OCP Group, Sr. Unscd. Notes	6.88	4/25/2044	200,000		209,505
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	200,000	[b]	198,120
SASOL Financing USA, Gtd. Notes	5.88	3/27/2024	200,000		201,727
				609,352
Commercial & Professional Services - .4%
DP World, Sr. Unscd. Notes	6.85	7/2/2037	170,000		190,008
Commercial Mortgage Pass-Through Ctfs. - 3.1%
Cobalt CMBS Commercial Mortgage Trust, Ser. 2007-C3, Cl. AJ	6.01	5/15/2046	119,222		119,707
Commercial Mortgage Trust, Ser. 2017-DLTA, Cl. A	3.13	8/13/2035	450,000	[b]	450,825
Freddie Mac Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	100,000	[d]	98,531
Freddie Mac Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW	2.71	8/25/2025	140,000	[d]	140,209
Hyatt Hotel Portfolio Trust, Ser. 2017-HYT2, Cl. B	3.24	8/9/2032	625,000	[b]	624,373
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR+.7	2.98	1/15/2033	125,000	[b,c]	125,045
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B	3.33	1/15/2033	100,000	[b]	99,879
				1,658,569
Consumer Discretionary - .4%
Sands China, Sr. Unscd. Notes	4.60	8/8/2023	200,000	[b]	197,759
Energy - 3.4%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/2047	200,000	[b]	189,798

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Energy - 3.4% (continued)
Andeavor Logistics, Gtd. Notes		3.50	12/1/2022	75,000		73,299
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		5.13	6/30/2027	95,000		93,337
Cheniere Energy Partners, Notes		5.25	10/1/2025	75,000		73,781
Diamondback Energy, Gtd. Notes		4.75	11/1/2024	45,000		43,875
Ecopetrol, Sr. Unscd. Notes		5.88	5/28/2045	145,000		138,584
Enbridge, Unscd. Sub. Notes		5.50	7/15/2077	225,000		200,574
Energy Transfer Operating, Jr. Sub. Notes, Ser. A		6.25	12/31/2049	95,000		89,003
Energy Transfer Operating, Sr. Unscd. Notes		4.20	4/15/2027	100,000		94,521
EQT, Sr. Unscd. Notes		3.00	10/1/2022	50,000		48,014
Gazprom OAO Via Gaz Capital, Sr. Unscd. Bonds	EUR	2.50	3/21/2026	250,000		275,189
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	100,000		99,612
Petrobras Global Finance, Gtd. Notes		7.25	3/17/2044	280,000		271,075
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	125,000		115,735
					1,806,397
Food Products - .6%
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/2028	280,000		317,144
Foreign/Governmental - 40.0%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	225,000	[b]	225,440
Argentine Government, Sr. Unscd. Bonds	EUR	5.25	1/15/2028	550,000		481,007
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/2027	225,000		188,916
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/2033	2,602,332	[e]	82,706
Argentine Government, Sr. Unscd. Notes		8.28	12/31/2033	245,357		212,847
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.50	5/6/2021	425,000		433,500
Bonos de la Nacion Argentina con Ajuste por CER, Unscd. Bonds	ARS	3.75	2/8/2019	2,391,844	[e,f]	67,143

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Foreign/Governmental - 40.0% (continued)
Bonos de la Tesoreria de la Republica en pesos, Unscd. Bonds	CLP	4.50	3/1/2021	360,000,000		524,061
Brazil Notas do Tesouro Nacional, Ser. F	BRL	10.00	1/1/2027	3,300,000		888,680
Canadian Government Real Return Bond, Unscd. Bonds	CAD	0.50	12/1/2050	413,028	[e]	287,333
Colombian Government, Sr. Unscd. Notes		4.50	3/15/2029	200,000		197,602
Cyprus Government, Sr. Unscd. Notes	EUR	4.25	11/4/2025	200,000		261,449
Deutsche Bundesrepublik Inflation Linked Bond, Unscd. Bonds	EUR	0.10	4/15/2026	1,015,804	[e]	1,270,930
European Investment Bank, Sr. Unscd. Notes	AUD	2.70	1/12/2023	575,000		408,544
German Government, Bonds	EUR	2.50	8/15/2046	475,000		735,975
Ghanaian Government, Sr. Unscd. Notes		7.63	5/16/2029	300,000	[b]	287,240
Hellenic Republic Government, Unscd. Bonds	EUR	3.90	1/30/2033	575,000		592,434
Hungarian Government, Sr. Unscd. Bonds	EUR	1.75	10/10/2027	100,000		114,557
Indonesian Government, Sr. Unscd. Notes		4.35	1/11/2048	300,000	[f]	257,333
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	17,590,000		224,118
Ivory Coast Government, Sr. Unscd. Bonds	EUR	5.13	6/15/2025	125,000	[b]	139,691
Ivory Coast Government, Sr. Unscd. Notes	EUR	5.25	3/22/2030	225,000	[b]	233,890
Japan Bank for International Cooperation, Gtd. Notes		3.38	10/31/2023	350,000		349,466
Japanese Government CPI Linked Bond, Sr. Unscd. Bonds	JPY	0.10	3/10/2027	173,047,728	[e]	1,594,981
Japanese Government CPI Linked Bond, Sr. Unscd. Bonds	JPY	0.10	3/10/2026	251,744,332	[e]	2,320,327
Kenyan Government, Sr. Unscd. Notes		8.25	2/28/2048	200,000	[b]	183,172
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/2025	4,025,000	[e]	2,991,678
Provincia de Buenos Aires/Argentina, Sr. Unscd. Notes		9.13	3/16/2024	455,000	[b]	408,367

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Foreign/Governmental - 40.0% (continued)
Provincia de Buenos Aires/Argentina, Unscd. Bonds, 1 Month BADLAR + 3.83%	ARS	36.25	5/31/2022	6,000,000	[c]	153,136
Qatari Government, Sr. Unscd. Notes		5.10	4/23/2048	400,000		407,028
Romanian Government, Sr. Unscd. Notes	EUR	2.50	2/8/2030	275,000	[b]	292,907
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/2028	104,500,000		1,449,948
Saudi Government, Sr. Unscd. Notes		4.63	10/4/2047	325,000		298,988
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	100,000		105,984
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	250,000	[b]	264,961
Spanish Government, Sr. Unscd. Bonds	EUR	1.50	4/30/2027	250,000	[b]	286,304
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	365,000	[b]	438,698
Ukrainian Government, Sr. Unscd. Notes		4.57	5/31/2040	375,000		193,541
United Kingdom Gilt, Unscd. Bonds	GBP	1.50	7/22/2047	1,075,000		1,263,634
					21,118,516
Health Care - 1.2%
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	325,000		371,932
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	165,000		161,254
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	3.25	4/15/2022	100,000		116,944
					650,130
Industrials - 1.6%
General Electric, Jr. Sub. Debs., Ser. D		5.00	12/31/2049	900,000		831,375
Information Technology - .1%
Infor US, Gtd. Notes		6.50	5/15/2022	75,000		75,187
Insurance - 1.2%
Allianz Finance II, Gtd. Notes	EUR	5.75	7/8/2041	400,000		509,341
Prudential Financial, Jr. Unscd. Notes		4.50	9/15/2047	110,000		100,375
					609,716

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Internet Software & Services - .1%
Zayo Group, Gtd. Notes		5.75	1/15/2027	50,000	[b]	49,135
Media - .5%
Comcast, Gtd. Notes		3.70	4/15/2024	120,000		119,677
Cox Communications, Sr. Unscd. Notes		3.35	9/15/2026	150,000	[b]	138,240
					257,917
Municipal Bonds - .5%
Autonomous City of Buenos Aires Argentina, Unscd. Bonds, 1 Month BADLAR + 3.25%	ARS	38.69	3/29/2024	10,300,000	[c]	260,164
Real Estate - 1.4%
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	300,000		358,858
Healthcare Trust of America Holdings, Gtd. Notes		3.75	7/1/2027	170,000		158,882
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	175,000		202,814
					720,554
Technology Hardware & Equipment - .4%
EMC, Sr. Scd. Notes		6.02	6/15/2026	200,000	[b]	207,694
Telecommunication Services - .6%
Sprint, Gtd. Notes		7.88	9/15/2023	95,000		101,650
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	200,000	[b]	200,250
					301,900
U.S. Government Securities - 13.4%
U. S. Treasury Bonds, Bonds		3.13	5/15/2048	425,000		404,140
U. S. Treasury Notes, Notes		2.75	2/15/2028	3,635,000		3,520,838
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-Bill FLAT		2.31	1/31/2020	2,600,000	[c]	2,600,533
U.S. Treasury Inflation Protected Securities, Bonds		0.88	2/15/2047	600,616	[e]	539,698
					7,065,209
Utilities - .6%
EDP Finance, Sr. Unscd. Notes		3.63	7/15/2024	325,000	[b]	308,471
Total Bonds and Notes (cost $52,127,599)				50,077,158

16

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .2%
Call Options - .1%
Australian Dollar, Contracts 1,550,000 Barclays Capital	AUD	0.72	12/12/2018	1,550,000		5,957
British Pound, Contracts 550,000 Citigroup	GBP	1.35	12/5/2018	550,000		259
Chinese Yuan Renminbi, Contracts 1,070,000 HSBC		6.96	1/18/2019	1,070,000		15,496
South Korean Won Cross Currency, Contracts 120,500,000 HSBC	JPY	10.20	1/18/2019	120,500,000		18,673
					40,385
Put Options - .1%
Chilean Peso, Contracts 270,000 J.P. Morgan Securities		660.00	1/17/2019	270,000		1,386
Chilean Peso, Contracts 270,000 Citigroup		655.00	12/21/2018	270,000		543
Indian Rupee, Contracts 550,000 Barclays Capital		71.70	12/13/2018	550,000		315
Japanese Yen, Contracts 2,350,000 Barclays Capital		110.25	11/13/2018	2,350,000		1,527
Japanese Yen Cross Currency, Contracts 940,000 UBS Securities	EUR	129.90	1/10/2019	940,000		25,162
Japanese Yen Cross Currency, Contracts 960,000 J.P. Morgan Securities	EUR	128.00	1/25/2019	960,000		18,899
Poland Zloty, Contracts 1,070,000 J.P. Morgan Securities		3.71	1/15/2019	1,070,000		6,368
South African Rand, Contracts 750,000 Citigroup		12.49	12/6/2018	750,000		17
Swedish Krona, Contracts 1,080,000 Barclays Capital		8.73	12/20/2018	1,080,000		1,572
Turkish Lira, Contracts 1,450,000 Goldman Sachs		4.50	11/30/2018	1,450,000		37
					55,826
Total Options Purchased (cost $248,840)				96,211
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	[a]
Short-Term Investments - .8%
U.S. Government Securities
U. S. Treasury Bills (cost $398,530)		2.14	1/3/2019	400,000	[g,h]	398,450

17

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $976,445)	2.21	976,445	[i] 976,445

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $70,162)	2.12	70,162	[i] 70,162
Total Investments (cost $53,821,576)		97.8%	51,618,426
Cash and Receivables (Net)		2.2%	1,163,994
Net Assets		100.0%	52,782,420

BADLAR—Buenos Aires Interbank Offer Rate

LIBOR—London Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

RUB—Russian Ruble

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $13,451,590 or 25.48% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $324,477 and the value of the collateral held by the fund was $341,331, consisting of cash collateral of $70,162 and U.S. Government & Agency securities valued at $271,169.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Government	54.6
Asset Backed Securities	18.4
Financial	8.0
Energy	3.4
Mortgage Securities	3.1
Consumer, Non-cyclical	2.4
Investment Companies	2.0
Industrial	1.8
Basic Materials	1.2
Communications	1.2
Utilities	.6
Technology	.5
Consumer, Cyclical	.4
Options Purchased	.2
97.8

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,730,750	14,530,754	17,191,342	70,162.1		—
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,015,282	70,039,504	71,078,341	976,445	1.8	19,941
Total	4,746,032	84,570,258	88,269,683	1,046,607	1.9	19,941

See note to financial statements.

20

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bond	1	12/18	181,530[a]	181,518	(12)
U.S. Treasury 10 Year Notes	4	12/18	476,006	473,750	(2,256)
U.S. Treasury Long Bond	2	12/18	277,159	276,250	(909)
Futures Short
Canadian 10 Year Bond	21	12/18	2,144,231[a]	2,108,056	36,175
Euro BTP Italian Government Bond	5	12/18	678,023[a]	688,878	(10,855)
Euro-Bobl	57	12/18	8,428,034[a]	8,485,904	(57,870)
Euro-Bond	16	12/18	2,889,637[a]	2,904,296	(14,659)
Japanese 10 Year Bond	2	12/18	2,663,169[a]	2,669,916	(6,747)
Long Gilt	5	12/18	783,954[a]	782,322	1,632
U.S. Treasury 5 Year Notes	5	12/18	561,711	561,914	(203)
Gross Unrealized Appreciation				37,807
Gross Unrealized Depreciation				(93,511)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

21

STATEMENT OF OPTIONS WRITTEN

October 31, 2018

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Chilean Peso Contracts 270,000, J.P. Morgan Securities	690	1/17/19	270,000	(7,238)
Chilean Peso Contracts 270,000, Citigroup	690	12/21/18	270,000	(6,144)
Total Options Written (premiums received $7,129)				(13,382)

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	852,426	British Pound	660,000	11/30/18	7,692
Norwegian Krone	9,195,000	United States Dollar	1,105,579	11/30/18	(13,430)
United States Dollar	875,254	Philippine Peso	47,360,000	12/7/18	(7,762)
United States Dollar	1,192,210	Taiwan Dollar	36,360,000	12/7/18	13,991
Indonesian Rupiah	9,943,620,000	United States Dollar	639,976	12/7/18	10,935
United States Dollar	2,561,400	Japanese Yen	286,330,000	11/30/18	18,268
United States Dollar	180,992	Malaysian Ringgit	750,000	12/7/18	1,892
Mexican Peso	26,110,000	United States Dollar	1,334,762	12/7/18	(57,324)
United States Dollar	524,627	Mexican Peso	10,200,000	12/7/18	25,590
United States Dollar	1,086,368	South Korean Won	1,207,530,000	12/7/18	25,602
United States Dollar	558,175	Peruvian Nuevo Sol	1,850,000	11/27/18	10,046
United States Dollar	1,198,264	Russian Ruble	83,525,000	12/7/18	(63,700)
United States Dollar	64,026	Indian Rupee	4,590,000	12/7/18	2,234
Citigroup
Brazilian Real	1,130,000	United States Dollar	278,223	12/4/18	24,423
United States Dollar	1,564,232	Brazilian Real	6,420,000	12/4/18	(155,223)
Colombian Peso	763,920,000	United States Dollar	246,466	12/7/18	(9,585)
United States Dollar	3,148,554	New Zealand Dollar	4,810,000	11/30/18	8,875
Swedish Krona	11,775,000	United States Dollar	1,299,721	11/30/18	(9,823)
Czech Koruna	6,710,000	United States Dollar	303,631	12/7/18	(9,963)
United States Dollar	1,717,608	Canadian Dollar	2,245,000	11/30/18	11,357
Taiwan Dollar	16,610,000	United States Dollar	545,494	12/7/18	(7,259)
Euro	100,000	United States Dollar	114,100	11/30/18	(564)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
Mexican Peso	6,530,000	United States Dollar	334,281	12/7/18	(14,799)
United States Dollar	180,594	Australian Dollar	255,000	11/30/18	(43)
Goldman Sachs
United States Dollar	133,063	Mexican Peso	2,520,000	12/7/18	9,771
Brazilian Real	2,160,000	United States Dollar	533,704	12/4/18	44,804
United States Dollar	3,718,942	Euro	3,260,000	11/30/18	17,668
HSBC
Czech Koruna	29,470,000	United States Dollar	1,332,899	12/7/18	(43,125)
United States Dollar	318,209	Romanian Leu	1,270,000	12/7/18	10,027
Russian Ruble	23,000,000	United States Dollar	346,386	12/7/18	1,117
Hong Kong Dollar	1,390,000	United States Dollar	177,896	4/10/19	(87)
Czech Koruna	5,870,000	United States Dollar	268,609	12/7/18	(11,705)
United States Dollar	268,583	Czech Koruna	5,870,000	12/7/18	11,678
J.P. Morgan Securities
United States Dollar	4,538,971	Euro	3,980,000	11/30/18	20,238
Singapore Dollar	830,000	United States Dollar	604,283	12/7/18	(4,607)
Taiwan Dollar	19,750,000	United States Dollar	645,530	12/7/18	(5,546)
Brazilian Real	1,000,000	United States Dollar	273,748	12/4/18	(5,920)
United States Dollar	539,613	Hungarian Forint	152,160,000	12/7/18	7,301
Hungarian Forint	50,210,000	United States Dollar	181,438	12/7/18	(5,785)
United States Dollar	179,709	Hungarian Forint	50,210,000	12/7/18	4,056
United States Dollar	315,316	Romanian Leu	1,260,000	12/7/18	9,560
United States Dollar	792,105	Hong Kong Dollar	6,170,000	4/10/19	2,836
Romanian Leu	780,000	United States Dollar	195,704	12/7/18	(6,427)
United States Dollar	196,580	Romanian Leu	780,000	12/7/18	7,303
United States Dollar	794,184	Chilean Peso	548,940,000	12/7/18	5,084

24

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
Hong Kong Dollar	1,330,000	United States Dollar	169,574	4/10/19	560
United States Dollar	170,052	Hong Kong Dollar	1,330,000	4/10/19	(82)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	1,321,925	Mexican Peso	25,120,000	12/7/18	92,923
Chilean Peso	175,000,000	United States Dollar	264,151	12/7/18	(12,589)
UBS Securities
United States Dollar	1,511,587	Euro	1,325,000	11/30/18	7,235
United States Dollar	89,339	Malaysian Ringgit	370,000	12/7/18	983
Gross Unrealized Appreciation					414,049
Gross Unrealized Depreciation					(445,348)

See notes to financial statements.

25

STATEMENT OF SWAP AGREEMENTS

October 31, 2018

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
NZD Bank Bill 3 Month	NZD at 3.21	3/20/28	1,770,000	(42,255)
NZD Bank Bill 3 Month	NZD at 3.21	3/19/28	1,700,000	(40,675)
USD at 2.795	LIBOR USD Fix 3 Month	6/28/20	3,200,000	11,135
LIBOR USD Fix 3 Month	USD at 2.586	10/20/47	450,000	62,034
EURIBOR 6 Month	EUR at .372	4/17/23	9,600,000	(73,698)
LIBOR USD Fix 3 Month	USD at 2.82	4/19/23	2,700,000	34,020
ICE LIBOR GBP 6 Month	GBP at 1.075	12/12/22	6,700,000	75,345
EUR at .1305	EURIBOR 6 Month	3/6/22	1,840,000	10,000
LIBOR Fix 3 Month	USD at 1.803	9/28/46	1,900,000	540,382
Japanese Yen LIBOR 6 Month	JPY at .62	4/4/46	57,400,000	39,714
Gross Unrealized Appreciation				772,630
Gross Unrealized Depreciation				(156,628)

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

See notes to financial statements.

OTC Credit Default Swaps

Reference Obligation/ Counterparty	Maturity Date	Notional Amount	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Purchased Contracts:[1]
Goldman Sachs
Credit Default Swaps CMBX BBB-CDSI Paid Fixed Rate of 3.00 1 Month	11/17/59	280,000	20,352	17,243	2,875
Gross Unrealized Appreciation				2,875

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $324,477)—Note 1(c):
Unaffiliated issuers	52,774,969	50,571,819
Affiliated issuers	1,046,607	1,046,607
Cash		177,990
Cash denominated in foreign currency	227,116	226,997
Interest and securities lending income receivable		428,853
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		414,049
Cash collateral held by broker—Note 4		400,948
Receivable for investment securities sold		385,616
Receivable for swap variation margin—Note 4		52,682
Receivable for futures variation margin—Note 4		18,727
Swap upfront payments—Note 4		17,243
Receivable for shares of Common Stock subscribed		14,549
Unrealized appreciation on swap agreements—Note 4		2,875
Prepaid expenses		32,864
		53,791,819
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		13,484
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		445,348
Payable for shares of Common Stock redeemed		261,309
Payable for investment securities purchased		109,486
Liability for securities on loan—Note 1(c)		70,162
Outstanding options written, at value (premiums received $7,129)—Note 4		13,382
Unrealized depreciation on foreign currency transactions		8,148
Directors fees and expenses payable		1,061
Distributions payable		486
Accrued expenses and other liabilities		86,533
		1,009,399
Net Assets ($)		52,782,420
Composition of Net Assets ($):
Paid-in capital		167,946,133
Total distributable earnings (loss)		(115,163,713)
Net Assets ($)		52,782,420

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,588,672	9,326,634	19,186,202	5,680,912
Shares Outstanding	1,722,007	870,839	1,774,803	526,889
Net Asset Value Per Share ($)	10.79	10.71	10.81	10.78

See notes to financial statements.

27

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Interest (net of $21,478 foreign taxes withheld at source)	3,751,571
Dividends from affiliated issuers	19,941
Income from securities lending—Note 1(c)	8,478
Total Income	3,779,990
Expenses:
Management fee—Note 3(a)	410,028
Shareholder servicing costs—Note 3(c)	152,791
Professional fees	105,551
Distribution fees—Note 3(b)	96,420
Registration fees	62,339
Custodian fees—Note 3(c)	31,579
Prospectus and shareholders’ reports	31,252
Directors’ fees and expenses—Note 3(d)	6,429
Loan commitment fees—Note 2	2,196
Interest expense—Note 2	160
Miscellaneous	87,619
Total Expenses	986,364
Less—reduction in expenses due to undertaking—Note 3(a)	(257,364)
Less—reduction in fees due to earnings credits—Note 3(c)	(858)
Net Expenses	728,142
Investment Income—Net	3,051,848
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,267,061)
Net realized gain (loss) on options transactions	(300,193)
Net realized gain (loss) on futures	483,006
Net realized gain (loss) on swap agreements	(147,078)
Net realized gain (loss) on forward foreign currency exchange contracts	663,470
Net Realized Gain (Loss)	(567,856)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,651,713)
Net unrealized appreciation (depreciation) on options transactions	(136,296)
Net unrealized appreciation (depreciation) on futures	94,347
Net unrealized appreciation (depreciation) on swap agreements	97,366
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(332,315)
Net Unrealized Appreciation (Depreciation)	(4,928,611)
Net Realized and Unrealized Gain (Loss) on Investments	(5,496,467)
Net (Decrease) in Net Assets Resulting from Operations	(2,444,619)

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	3,051,848	4,742,162
Net realized gain (loss) on investments	(567,856)	1,262,887
Net unrealized appreciation (depreciation) on investments	(4,928,611)	2,470,665
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,444,619)	8,475,714
Distributions ($):
Distributions to shareholders:
Class A	(1,129,311)	(1,411,659)
Class C	(521,742)	(537,957)
Class I	(1,918,628)	(1,933,465)
Class Y	(193,686)	(400,900)
Total Distributions	(3,763,367)	(4,283,981)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,170,786	17,899,314
Class C	246,290	1,455,402
Class I	3,472,037	33,508,987
Class Y	5,625,602	2,198,141
Distributions reinvested:
Class A	996,475	1,011,561
Class C	336,843	342,149
Class I	1,639,419	1,521,175
Class Y	134,567	61,238
Cost of shares redeemed:
Class A	(20,636,916)	(36,216,385)
Class C	(7,969,889)	(14,986,773)
Class I	(43,070,265)	(58,287,629)
Class Y	(7,903,253)	(12,831,503)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(60,958,304)	(64,324,323)
Total Increase (Decrease) in Net Assets	(67,166,290)	(60,132,590)
Net Assets ($):
Beginning of Period	119,948,710	180,081,300
End of Period	52,782,420	119,948,710

29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	558,080	1,589,908
Shares issued for distributions reinvested	88,366	90,100
Shares redeemed	(1,845,744)	(3,203,159)
Net Increase (Decrease) in Shares Outstanding	(1,199,298)	(1,523,151)
Class Cb
Shares sold	21,903	128,414
Shares issued for distributions reinvested	30,041	30,608
Shares redeemed	(708,496)	(1,322,648)
Net Increase (Decrease) in Shares Outstanding	(656,552)	(1,163,626)
Class I
Shares sold	304,949	2,953,668
Shares issued for distributions reinvested	145,256	135,350
Shares redeemed	(3,811,986)	5,133,780
Net Increase (Decrease) in Shares Outstanding	(3,361,781)	8,222,798
Class Y
Shares sold	493,907	195,034
Shares issued for distributions reinvested	12,118	5,455
Shares redeemed	(688,065)	(1,135,006)
Net Increase (Decrease) in Shares Outstanding	(182,040)	(934,517)

[a]Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $1,209,716 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended October 31, 2018, 2,759 Class C shares representing $31,699 were automatically converted for 2,745 Class A shares.
See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.66	11.29	12.31	13.29	13.08
Investment Operations:
Investment income—net[a]	.45	.37	.41	.48	.43
Net realized and unrealized gain (loss) on investments	(.86)	.31	(.87)	(.85)	.06
Total from Investment Operations	(.41)	.68	(.46)	(.37)	.49
Distributions:
Dividends from investment income—net	(.46)	(.31)	(.56)	(.61)	(.28)
Net asset value, end of period	10.79	11.66	11.29	12.31	13.29
Total Return (%)[b]	(3.57)	6.12	(3.80)	(2.93)	3.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	.99	.90	.89	.98
Ratio of net expenses to average net assets	.90	.90	.90	.89	.97
Ratio of net investment income to average net assets	3.94	3.27	3.64	3.70	3.25
Portfolio Turnover Rate	116.40	85.23	158.94	182.35	230.83
Net Assets, end of period ($ x 1,000)	18,589	34,063	50,191	195,629	184,506

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.61	11.26	12.27	13.24	13.03
Investment Operations:
Investment income—net[a]	.36	.29	.32	.38	.33
Net realized and unrealized gain (loss) on investments	(.85)	.30	(.86)	(.85)	.06
Total from Investment Operations	(.49)	.59	(.54)	(.47)	.39
Distributions:
Dividends from investment income—net	(.41)	(.24)	(.47)	(.50)	(.18)
Net asset value, end of period	10.71	11.61	11.26	12.27	13.24
Total Return (%)[b]	(4.37)	5.34	(4.46)	(3.66)	3.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00	1.78	1.67	1.65	1.72
Ratio of net expenses to average net assets	1.65	1.65	1.65	1.65	1.70
Ratio of net investment income to average net assets	3.20	2.55	2.89	2.94	2.52
Portfolio Turnover Rate	116.40	85.23	158.94	182.35	230.83
Net Assets, end of period ($ x 1,000)	9,327	17,727	30,300	64,587	58,623

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

32

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.66	11.29	12.30	13.28	13.07
Investment Operations:
Investment income—net[a]	.47	.41	.44	.52	.46
Net realized and unrealized gain (loss) on investments	(.85)	.29	(.87)	(.85)	.07
Total from Investment Operations	(.38)	.70	(.43)	(.33)	.53
Distributions:
Dividends from investment income—net	(.47)	(.33)	(.58)	(.65)	(.32)
Net asset value, end of period	10.81	11.66	11.29	12.30	13.28
Total Return (%)	(3.37)	6.31	(3.48)	(2.65)	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.76	.64	.63	.72
Ratio of net expenses to average net assets	.65	.65	.64	.63	.69
Ratio of net investment income to average net assets	4.11	3.60	3.90	3.96	3.53
Portfolio Turnover Rate	116.40	85.23	158.94	182.35	230.83
Net Assets, end of period ($ x 1,000)	19,186	59,900	81,056	320,031	349,915

a Based on average shares outstanding.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.65	11.28	12.30	13.28	13.07
Investment Operations:
Investment income—net[a]	.47	.39	.46	.50	.47
Net realized and unrealized gain (loss) on investments	(.87)	.31	(.89)	(.83)	.07
Total from Investment Operations	(.40)	.70	(.43)	(.33)	.54
Distributions:
Dividends from investment income—net	(.47)	(.33)	(.59)	(.65)	(.33)
Net asset value, end of period	10.78	11.65	11.28	12.30	13.28
Total Return (%)	(3.42)	6.33	(3.47)	(2.59)	4.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.69	.58	.58	.61
Ratio of net expenses to average net assets	.65	.65	.58	.58	.60
Ratio of net investment income to average net assets	4.19	3.52	3.96	4.00	3.61
Portfolio Turnover Rate	116.40	85.23	158.94	182.35	230.83
Net Assets, end of period ($ x 1,000)	5,681	8,258	18,534	87,269	5,724

a Based on average shares outstanding.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Unconstrained Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective May 1, 2018, a change in the fund’s name from “Dreyfus Opportunistic Fixed Income Fund” to “Dreyfus Unconstrained Bond Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

35

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

37

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	9,709,473	—	9,709,473
Commercial Mortgage-Backed	—	1,658,569	—	1,658,569
Corporate Bonds†	—	10,265,227	—	10,265,227
Foreign Government	—	21,118,516	—	21,118,516
Investment Companies	1,046,607	—	—	1,046,607
Municipal Bonds	—	260,164	—	260,164
U.S. Government Securities	—	7,065,209	—	7,065,209
U.S. Treasury	—	398,450	—	398,450
Other Financial Instruments:
Futures††	37,807	—	—	37,807
Forward Foreign Currency Exchange Contracts††	—	414,049	—	414,049

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Options Purchased	—	96,211	—	96,211
Swaps††	—	775,505	—	775,505
Liabilities ($)
Other Financial Instruments:
Futures††	(93,511)	—	—	(93,511)
Forward Foreign Currency Exchange Contracts††	—	(445,348)	—	(445,348)
Options Written	—	(13,382)	—	(13,382)
Swaps††	—	(156,628)	—	(156,628)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

39

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $1,583 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and

40

paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $94,623, accumulated capital losses $113,702,365 and unrealized depreciation $1,555,971.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $73,895,153 short-term capital losses and $39,807,212 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $3,763,367 and $4,283,981, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, swap periodic payments, foreign currency gains and losses and consent fees, the fund increased total distributable earnings (loss) by

41

NOTES TO FINANCIAL STATEMENTS (continued)

$134,790 and decreased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $12,600 with a related weighted average annualized interest rate of 1.27%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary

42

expenses) exceed .65% of the value of the fund’s average daily net assets. On or after March 1, 2019, The Dreyfus Corporation may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $257,364 during the period ended October 31, 2018.

During the period ended October 31, 2018, the Distributor retained $324 from commissions earned on sales of the fund’s Class A shares and $2,599 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $96,420 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $65,084 and $32,140, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

43

NOTES TO FINANCIAL STATEMENTS (continued)

while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $9,932 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $31,579 pursuant to the custody agreement. These fees were partially offset by earnings credits of $858.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,856, Distribution Plan fees $6,232, Shareholder Services Plan fees $5,829, custodian fees $13,626, Chief Compliance Officer fees $4,193 and transfer agency fees $1,633, which are offset against an expense reimbursement currently in effect in the amount of $40,885.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements during the period ended October 31, 2018, amounted to $90,870,790 and $149,530,354, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the

45

NOTES TO FINANCIAL STATEMENTS (continued)

underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2018 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the

46

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments

47

NOTES TO FINANCIAL STATEMENTS (continued)

received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are settled through an exchange and the exchange guarantees these swap against default. Interest rate swaps open at October 31, 2018 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the

48

fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2018 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	810,437	[1,2]	Interest rate risk	(250,139)	[1,2]
Foreign exchange risk	510,260	[3,4]	Foreign exchange risk	(458,730)	[4,5]
Credit risk	2,875	[2]	Credit risk	-
Gross fair value of derivative contracts	1,323,572			(708,869)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	483,006		(56,286)		-		(170,469)		256,251
Foreign exchange	-		(243,907)		663,470		-		419,563
Credit	-		-		-		23,391		23,391
Total	483,006		(300,193)		663,470		(147,078)		699,205

50

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	94,347		867		-		94,491		189,705
Foreign exchange	-		(137,163)		(332,315)		-		(469,478)
Credit	-		-		-		2,875		2,875
Total	94,347		(136,296)		(332,315)		97,366		(276,898)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	37,807	(93,511)
Options	96,211	(13,382)
Forward contracts	414,049	(445,348)
Swaps	775,505	(156,628)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,323,572	(708,869)
Derivatives not subject to
Master Agreements	(810,437)	250,139
Total gross amount of assets
and liabilities subject to
Master Agreements	513,135	(458,730)

51

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	125,621		(125,621)	-	-
Citigroup	45,474		(45,474)	-	-
Goldman Sachs International	75,155		-	-	75,155
HSBC	56,991		(54,917)	-	2,074
J.P. Morgan Securities	83,591		(35,605)	-	47,986
Merrill Lynch, Pierce, Fenner & Smith	92,923		(12,589)	-	80,334
UBS Securities	33,380		-	-	33,380
Total	513,135		(274,206)	-	238,929

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(142,216)		125,621	-	(16,595)
Citigroup	(213,403)		45,474	-	(167,929)
HSBC	(54,917)		54,917	-	-
J.P. Morgan Securities	(35,605)		35,605	-	-
Merrill Lynch, Pierce, Fenner & Smith	(12,589)		12,589	-	-
Total	(458,730)		274,206	-	(184,524)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Interest rate futures	34,872,812
Interest rate options contracts	43,063
Foreign currency options contracts	227,548
Forward contracts	88,696,169

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2018:

52

Average Notional Value ($)
Interest rate swap agreements	44,726,249
Credit default swap agreements	171,154

At October 31, 2018, the cost of investments for federal income tax purposes was $53,871,985; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,560,474, consisting of $1,743,598 gross unrealized appreciation and $3,304,072 gross unrealized depreciation.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Dreyfus/Laurel Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Unconstrained Bond Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

54

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 30.94% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

55

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

56

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

57

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

58

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

59

NOTES

60

NOTES

61

For More Information

Dreyfus Unconstrained Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSTAX Class C: DSTCX Class I: DSTRX Class Y: DSTYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6148AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $188,275 in 2017 and $191,100 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,540 in 2017 and $25,930 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $13,000 in 2017 and $13,250 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,070,000 in 2017 and $3,635,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)